------------------------------------------------------------
-------------------
                           A N N U A L   R E P O R T -------
------------------------------------------------------------
------------
1995
1995
1995
1995
1995

                                    Smith Barney Diversified
                                    Strategic
                                    Income Fund

                                    July 31,1995



                                    [LOGO OF SMITH BARNEY
                                     MUTUAL FUNDS APPEARS
HERE]


----------------------------------------------
Smith Barney Diversified Strategic Income Fund -------------
---------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney
Diversified Strategic Income Fund for the year ended July 31, 1995. During this period, the Fund produced income distributions totaling $0.48 per share and generated a total return of 10.35% for Class A shares.

The Fund's flexible allocation strategy allows it to take advantage of diverse investment opportunities in three distinct sectors: U.S.
government and mortgage
securities, high-yield corporate bonds, and foreign government debt. With this approach, we attempt to produce high current income while striving to reduce the potential risks of interest-rate and currency fluctuations.
The Fund's current
portfolio allocation is 36% in U.S. government and mortgage securities, 31% in high-yield corporate bonds, and 33% in foreign government bonds.

U.S. Government and Mortgage Securities

Our investment strategy for the past six months has focused on the income provided by higher-coupon mortgage securities and the lesser relative volatility available from short- to intermediate-term Treasuries. Given the sharpness of the bond market's rally so far this year, the performance of the intermediate-maturity U.S. government and mortgage securities portion of the Fund was somewhat muted.

Looking forward, we believe that short-term interest rates could decline modestly while long-term rates could either remain the same or rise modestly.
We anticipate that the economy will avoid the textbook definition of a recession, which is at least two consecutive quarters of contraction in the nation's gross domestic product.

High-Yield Corporate Bonds

There was a clear moderation in economic momentum in the first half of 1995 with a marked slowdown in consumer spending. The retail sector of the economy suffered the brunt of the slowdown with most retail chains showing little pricing power. Even the automobile industry, which enjoyed a strong year in
1994, encountered continued softer sales trends in the first half of 1995.
Individuals have financed a large portion of their purchases with debt in the past two years and as a result, their debt burden has climbed to onerous levels.
This is now most likely acting as a drag on consumption as consumer debt levels are brought down to more manageable percentages. The industrial side of the economy, which has benefited from strong overseas demand, also


1


appears to be moderating based upon the past six months of economic statistics.
In summary, while we are still not anticipating a recession, we believe the economy will remain on a more modest growth track for the second half of the year and present more of a challenge to corporate profitability, especially in the consumer-related areas of the economy.

During the past six months, as general economic conditions deteriorated, we moved the portfolio to an even more conservative credit posture, increasing our exposure to the stronger, better-capitalized companies and away from the weaker, underperforming issues that have a higher risk of default in a moderate-growth environment. In addition, we have shifted our industry orientation away from the more vulnerable sectors, particularly in the consumer related areas of the economy, and have increased our exposure to companies whose industries continue to experience meaningful growth trends. These include telecommunications, cable
TV, technology, and media. Given the increased uncertainty about economic trends, and subsequent increased volatility in overall interest rates, we will continue to maintain a relatively conservative credit quality profile with an average maturity on the Fund's high-yield position of five to six years.

Foreign Government Securities

Looking back over the past two years, real yields (current yields minus the rate of inflation) provided by global bonds rose from below 3%
in 1993 to nearly 6%
in 1994. As yields rose, they attracted buyers to the global bond market, and the turbulent conditions, which had prevailed in the first half of 1993, stabilized somewhat as the year progressed. During the first half of 1995, approximately half of the increase in real interest rates was reversed.

In addition, the Mexican peso crisis, and the subsequent devaluation of the peso in December 1994, led investors to sharply reduce their exposure to emerging-market securities. The Fund's holdings in emerging-market debt comprised about
3% of its total assets and were mainly in U.S. dollar denominated securities.
Consequently, the Fund's portfolio was barely affected by emerging-market volatility. This volatility did, however, have a positive effect on the U.S.
bond market. Due to its safe-haven status, the U.S. market gained renewed favor, particularly in the second quarter of 1995. The much improved environment for bonds in the U.S., which saw yields fall significantly during the first half of
1995, provided a favorable backdrop for the performance of major bond markets worldwide.

Although signs of a potential downturn in economic activity were less apparent in Europe than in North America, the core European bond markets, led by Germany, took their cue from developments across the Atlantic and rallied strongly from
February onwards. This performance was later mirrored in the behavior of the more peripheral bond markets such as Spain, Sweden, and

2


Italy. These markets generated positive returns, primarily from March onwards, despite recurrent political problems.

Trends within the foreign exchange markets also played a significant role in generating positive returns during the first half of the year. The U.S. dollar weakened substantially against both the German mark and the Japanese yen, particularly in the first quarter of 1995. This had the effect of raising the value of the Fund's foreign government securities holdings in dollar terms, while further increasing the positive contribution of this sector to the Fund as a whole.

During the past fiscal year, the Fund's foreign positions were restructured in an attempt to increase the income generated by this sector without increasing risk. Holdings in bonds denominated in the Portuguese escudo were sold and replaced with a greater position in Spanish government bonds. The holdings in
U.K. government bonds were increased, and surplus cash was redirected into
German marks and floating-rate notes. The average life of the assets in the foreign component of the Fund was decreased slightly from 3 1/2 to 3 years.

We thank you for your continued confidence in our investment management. Should you have any questions about the Fund, please call your Smith Barney Financial
Consultant.

Sincerely,

/s/ Heath B. McLendon                            /s/ James
E. Conroy

Heath B. McLendon                                James E.
Conroy
Chairman and                                     First
Vice
President and
Investment Officer
Investment
Officer


/s/ John C. Bianchi                              /s/
Victor
S. Filatov

John C. Bianchi                                  Victor S.
Filatov
Vice President and                               Vice
President and
Investment Officer
Investment
Officer

August 22, 1995


3


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
----------------------------------------------------------
-Historical Performance -- Class A Shares ----------------
----------------------------------------------------------
----------------------------------
                               Net Asset Value -----------
                            ---------Beginning  End
Income      Capital Gain     Return of       Total
Year Ended                   of Year      of Year
Dividends    Distributions     Capital     Returns/(1)/
==========================================================
== =================================================
7/31/95                      $7.76        $7.85
$0.48          $0.00          $0.19         10.35%
----------------------------------------------------------
--------------------------------------------------
7/31/94                       8.41         7.76
0.62           0.10           0.04          1.16
----------------------------------------------------------
-------------------------------------------------
Inception*
 - 7/31/93                    8.24         8.41
0.45           0.12           0.00          9.30
==========================================================
== =================================================
Total
$1.55          $0.22          $0.23
==========================================================
== =================================================

          ------------------------------------------------
----------------------------------------------------------
-Historical Performance -- Class B Shares ----------------
----------------------------------------------------------
----------------------------------

                               Net Asset Value -----------
                            ---------Beginning  End
Income      Capital Gain     Return of       Total
Year Ended                   of Year      of Year
Dividends    Distributions     Capital     Returns/(1)/
==========================================================
== =================================================
7/31/95                      $7.76        $7.86
$0.44          $0.00          $0.18         10.00%
----------------------------------------------------------
--------------------------------------------------
7/31/94                       8.41         7.76
0.60           0.10           0.03          0.66
----------------------------------------------------------
--------------------------------------------------
7/31/93                       8.55         8.41
0.58           0.14           0.00          7.28
----------------------------------------------------------
--------------------------------------------------
7/31/92                       7.98         8.55
0.68           0.00           0.07         17.12
----------------------------------------------------------
--------------------------------------------------
7/31/91                       8.06         7.98
0.71           0.06           0.09         10.42
----------------------------------------------------------
-------------------------------------------------
Inception*
 - 7/31/90                    8.00         8.06
0.40           0.00           0.00          6.00
==========================================================
== =================================================
Total
$3.41          $0.30          $0.37
==========================================================
== =================================================

          ------------------------------------------------
----------------------------------------------------------
-Historical Performance -- Class C Shares ----------------
----------------------------------------------------------
----------------------------------

                               Net Asset Value -----------
                            ---------Beginning       End
Income      Capital Gain     Return of       Total
Year Ended                   of Year      of Year
Dividends    Distributions     Capital     Returns/(1)/
==========================================================
== =================================================
7/31/95                      $7.76        $7.84
$0.44          $0.00          $0.18          9.73%
----------------------------------------------------------
--------------------------------------------------
7/31/94                       8.41         7.76
0.60           0.10           0.03          0.66
----------------------------------------------------------
-------------------------------------------------
Inception*
 - 7/31/93                    8.36         8.41
0.20           0.03           0.00          3.41
==========================================================
== =================================================
Total
$1.24          $0.13          $0.21
==========================================================
== =================================================

4


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
----------------------------------------------------------
-Historical Performance -- Class Z Shares
----------------------------------------------------------
--------------------------------------------------
                               Net Asset Value -----------
                            ---------Beginning       End
Income      Capital Gain     Return of       Total
Year Ended                   of Year      of Year
Dividends    Distributions     Capital     Returns/(1)/
==========================================================
== =================================================
7/31/95                      $7.76         $7.85
$0.49
$0.00           $0.20         10.94%
----------------------------------------------------------
--------------------------------------------------
7/31/94                       8.41          7.76
0.65
0.10            0.04          1.43
----------------------------------------------------------
-------------------------------------------------
Inception*
 - 7/31/93                    8.24          8.41
0.47
0.12            0.00          9.47
==========================================================
== =================================================
Total
$1.61
$0.22           $0.24
==========================================================
== =================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY
AND CAPITAL GAINS, IF ANY, ANNUALLY.

          ------------------------------------------------
-------------------------------
Average Annual Total Return ------------------------------
-------------------------------------------------
                                             Without Sales
Charge/(1)/
                                   -----------------------
---------------------
                                   Class A       Class B
Class C    Class Z
==========================================================
== ====================
Year Ended 7/31/95                  10.35%       10.00%
9.73%       10.94% ---------------------------------------
----------------------------------------
Five Years Ended 7/31/95             N/A          8.96
N/A         N/A ------------------------------------------
-------------------------------------
Inception* through 7/31/95           7.56         9.11
5.77         7.93 ----------------------------------------
---------------------------------------

                                               With Sales
Charge/(2)/
                                   -----------------------
---------------------
                                   Class A       Class B
Class C    Class Z
==========================================================
== ====================
Year Ended 7/31/95                   5.34%        5.50%
8.73%       10.94% ---------------------------------------
----------------------------------------
Five Years Ended 7/31/95             N/A          8.82
N/A         N/A ------------------------------------------
-------------------------------------
Inception* through 7/31/95           5.75         9.11
5.77         7.93 ----------------------------------------
---------------------------------------


5


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
-------------------------------
Cumulative Total Return ----------------------------------
---------------------------------------------

Without Sales Charge/(1)/
                                                       ---
---------------------
Class A (Inception* through 7/31/95)
22.01% ---------------------------------------------------
----------------------------
Class B (Inception* through 7/31/95)
62.81 ----------------------------------------------------
---------------------------
Class C (Inception* through 7/31/95)
14.21 ----------------------------------------------------
---------------------------
Class Z (Inception* through 7/31/95)
23.18 ----------------------------------------------------
---------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year thereafter until no CDSC charge is incurred.
   Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

 *  Inception dates for Class A, B, C and Z shares are
November 6, 1992,
  December 28, 1989, March 19, 1993 and November 6, 1992 respectively.


----------------------------------------------------------
---------------------
Portfolio Highlights (unaudited)
July 31, 1995 --------------------------------------------
-----------------------------------
Portfolio Breakdown


                           [PIE CHART APPEARS HERE]
6


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Historical Performance -----------------------------------
--------------------------------------------

                Growth of $10,000 Invested in Class B
Shares of
              the Smith Barney Diversified Strategic
Income Fund
                vs. the Lehman Brothers Aggregate Bond
Index+
                                  (unaudited)
----------------------------------------------------------
---------------------
                          December 1989 -- July 1995


                             [GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in Class B shares at
 December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The Lehman
Brothers Aggregate
  Bond Index is composed of the Government Corporate Bond
Index, the Asset-
Backed Securities Index and the Mortgage-Backed Securities
Index and includes
 treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated
   on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


7


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT                                     SECURITY
VALUE
==========================================================
== ==============================================
U.S. GOVERNMENT SECTOR -- 36.4%
==========================================================
== ==============================================
U.S. Government Agencies & Obligations -- 36.4%
$    38,000,000          U.S. Treasury Notes, 6.875% due
3/31/00                              $ 39,036,640
     40,000,000          U.S. Treasury Notes, 5.875% due
6/30/00                                39,519,600
      3,200,751          FHLMC, 7.000% due 2/1/08
3,116,731
       4,473,944          FHLMC, 9.500% due 10/1/20
4,673,840
      9,514,310          FHLMC, 8.500% due 7/1/21
9,758,067
     37,667,492          FHLMC, 9.000% due 9/1/21
39,032,939
     13,454,147          FHLMC, 10.000% due 12/1/22
14,496,844
     84,128,281          FHLMC, 8.000% due 1/1/23
85,100,804
     14,266,441          FHLMC, 7.500% due 2/1/23
14,186,193
    324,146,373          FHLMC Gold, 9.000% due 4/15/25
337,922,595
      8,449,970          FNMA, 8.000% due 1/1/08
8,589,923
      3,584,540          FNMA, 10.000% due 11/1/16
3,904,909
     20,000,000          FNMA Principal Strips, 7.050% due
12/18/98                             19,441,800
     31,125,000          FNMA Principal Strips, 8.040% due
10/10/01                             28,913,880
     20,000,000          FNMA Principal Strips, 7.940% due
11/22/01                             18,291,800
     32,500,000          FNMA Principal Strips, 7.890% due
3/9/02                               29,222,700
        112,232          GNMA, 9.000% due 2/15/21
117,984
    190,123,322          GNMA Platinum, 9.000% due
12/15/17
202,243,685
     18,000,000          SLMA Multi Currency PERLS,
11.100%
due 4/7/97                           3,105,000
     15,000,000          SLMA Reverse Principal Exchange
                            Rate Linked Securities,
12.050% due 3/19/96                 10,200,000
----------------------------------------------------------
-----------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR
                         (Cost -- $910,704,350)
910,875,934
==========================================================
== ==============================================
HIGH YIELD SECTOR -- 31.1%
==========================================================
== ==============================================
CORPORATE BONDS AND NOTES -- 28.5%
Aerospace and Defense -- 0.2%
      3,925,000          Tracor Inc., 10.875% due 8/15/01
4,057,469 ------------------------------------------------
--------------------------------------------------------
Automobile/Auto Parts/Truck Manufacturing -- 0.7%
      4,150,000          Fairfield Manufacturing Inc.,
11.375% due 7/1/01                        3,958,063
      4,050,000          Harvard Industries Inc., 12.000%
due 7/15/04                            4,252,500
      5,250,000          Harvard Industries Inc., 11.125%
due 8/1/05 @                           5,355,000
      3,925,000          TCI Acquisition Inc., 12.250% due
6/30/01                               4,278,250
----------------------------------------------------------
-----------------------------------------------

17,843,813 -----------------------------------------------
---------------------------------------------------------
Broadcasting - TV, Cable, and Radio -- 2.1%
     14,825,000          Bell Cablemedia PLC., step bond
to
yield 11.950% due 7/15/04            9,988,344
      7,700,000          Cablevision Systems Corp.,
10.750%
due 4/1/04                           8,277,500
      5,200,000          Cablevision Systems Corp., 9.875%
due 2/15/13                           5,707,000

                      See Notes to Financial Statements.

8


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT                                     SECURITY
VALUE
==========================================================
== ==============================================
Broadcasting - TV, Cable, and Radio -- 2.1% (continued)
$     7,300,000          Continental Cablevision Inc.,
11.000% due 6/1/07                     $  8,066,500
      5,100,000          Marcus Cable Co., 11.875% due
10/1/05                                   5,176,500
      3,125,000          Rogers Cablesystems Limited,
10.125% due 9/1/12                         3,218,750
      5,700,000          Rogers Cablesystems Limited,
9.650%
due 1/15/14                         3,488,779
      6,650,000          Rogers Communications Inc.,
10.875%
due 4/15/04                         6,882,750
      2,850,000          Young Broadcasting Inc., 11.750%
due 11/15/04                           3,142,125
----------------------------------------------------------
-----------------------------------------------

53,948,248 -----------------------------------------------
---------------------------------------------------------
Building/Construction -- 1.2%
     10,550,000          American Standard Inc., 11.375%
due
5/15/04                            11,605,000
      7,050,000          G-I Holdings Inc., zero coupon
bond
to yield
                            10.880% due 10/1/98
5,040,750
      7,350,000          Greystone Homes Inc., 10.750% due
3/1/04                                6,596,625
      2,800,000          Miles Home Services Inc., 12.000%
due 4/1/01                            2,107,000
      4,425,000          U.S. Home Corp., 9.750% due
6/15/03
4,336,500 ------------------------------------------------
---------------------------------------------------------

29,685,875
----------------------------------------------------------
-----------------------------------------------
Chemicals -- 0.8%
     13,000,000          NL Industries Inc., 11.750% due
10/15/03                               13,975,000
      6,350,000          Terra Industries Inc., 10.500%
due
6/15/05@                             6,731,000
----------------------------------------------------------
-----------------------------------------------

20,706,000 -----------------------------------------------
----------------------------------------------------------
Consumer Durable Goods/Home Furnishings -- 0.7%
     24,700,000          International Semi Tech
Microelectronics Inc.,
                            step bond to yield 11.500% due
8/15/03                              13,029,250
      3,350,000          Samsonite, 11.125% due 7/15/05@
3,433,750 ------------------------------------------------
---------------------------------------------------------

16,463,000 -----------------------------------------------
---------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 0.6%
      2,875,000          Interlake Corp., 12.000% due
11/15/01                                   2,990,000
     11,375,000          Interlake Corp., 12.125% due
3/1/02
11,545,625 -----------------------------------------------
----------------------------------------------------------

14,535,625 -----------------------------------------------
---------------------------------------------------------
Diversified/Conglomerate Services -- 0.3%
      7,825,000          Russel Metals Inc., 10.125% due
6/15/00                                 7,482,656
----------------------------------------------------------
-----------------------------------------------
Electric Utilities -- 0.5%
     12,759,744          Midland Funding Corp. I, 10.330%
due 7/23/02                           13,302,034
----------------------------------------------------------
----------------------------------------------
Electronics/Computers -- 0.3%
     13,750,000          Bell & Howell Holdings Corp.,
step
bond to yield 11.500%
                            due 3/1/05
8,456,250 ------------------------------------------------
---------------------------------------------------------
Finance Companies/Consumer Credit -- 0.1%
      3,950,000          GPA Delaware Inc., 8.750% due
12/15/98                                  3,594,500
----------------------------------------------------------
-----------------------------------------------

                      See Notes to Financial Statements.


9


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT                                     SECURITY
VALUE
==========================================================
== ==============================================
Grocery/Convenience Stores -- 2.3%
$    11,225,000          Farm Fresh Inc., 12.250% due
10/1/00                                 $ 10,270,875
      6,150,000          Kash N' Karry, 11.500% due 2/1/03
6,203,813
      3,195,000          P & C Food Markets Inc., 11.500%
due 10/15/01                           3,390,694
      7,325,000          Pathmark Stores Inc., 11.625% due
6/15/02                               7,837,750
      7,615,000          Pathmark Stores Inc., 12.625% due
6/15/02                               8,262,275
      3,400,000          Pathmark Stores Inc., step bond
to
yield 10.750% due 11/1/03            2,142,000
     20,105,000          Ralph's Grocery Co., 11.000% due
6/15/05                               19,351,063
----------------------------------------------------------
-----------------------------------------------

57,458,470 -----------------------------------------------
---------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 1.0%
      6,350,000          Charter Medical Corp., 11.250%
due
4/15/04                              6,818,313
     17,425,000          Ornda Healthcorp, 12.250% due
5/15/02                                  19,298,188
----------------------------------------------------------
-----------------------------------------------

26,116,501 -----------------------------------------------
---------------------------------------------------------
Hotel/Gaming -- 3.0%
      9,275,000          Aztar Corp., 13.750% due 10/1/04
10,480,750
     12,000,000          Bally's Grand Inc., 10.375% due
12/15/03                               12,000,000
      8,950,000          Boyd Gaming Corp., 10.750% due
9/1/03                                   9,263,250
      4,625,000          Empress River Casino Finance
Corp.,
10.750% due 4/1/02                  4,763,750
     14,850,000          GNF Corp., 10.625% due 4/1/03
13,216,500
      6,200,000          Station Casinos Inc., 9.625% due
6/1/03                                 5,921,000
      6,975,000          Station Casinos Inc. Series B,
9.625% due 6/1/03                        6,661,125
     15,416,951          Trump Taj Mahal Funding Inc.
Units,
11.350% due 11/15/99               13,181,493
----------------------------------------------------------
-----------------------------------------------

75,487,868 -----------------------------------------------
----------------------------------------------------------
Insurance Companies -- 0.8%
      7,455,000          Bankers Life Holding Corp.,
13.000%
due 11/1/02                         8,535,975
      9,720,000          Life Partners Group Inc., 12.750%
due 7/15/02                          10,874,250
----------------------------------------------------------
-----------------------------------------------

19,410,225 -----------------------------------------------
---------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 0.8%
      8,825,000          Coleman Holdings Inc., 10.875%
due
5/27/98                              6,839,375
      4,200,000          Gillett Holdings Inc., 12.250%
due
6/30/02                              4,394,250
      8,350,000          Remington Arms Inc., 9.500% step
bond to yield 10.000%
                            due 12/1/03@
7,734,187 ------------------------------------------------
---------------------------------------------------------

18,967,812 -----------------------------------------------
----------------------------------------------------------
Machinery -- 0.1%
      2,500,000          Day International Group Inc.,
11.125% due 6/1/05@                       2,606,250
----------------------------------------------------------
-----------------------------------------------

                      See Notes to Financial Statements.

10


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT                                     SECURITY
VALUE
==========================================================
== ==============================================
Metals/Mining -- 1.4%
$     6,250,000          Algoma Steel, 12.375% due 7/15/05
$  5,937,500
      2,825,000          Inland Steel Industries Inc.,
12.750% due 12/15/02                      3,164,000
      8,875,000          Kaiser Aluminum & Chemical Corp.,
12.750% due 2/1/03                    9,862,344
     12,365,000          Stelco Inc., 10.400% due 11/30/09
9,144,910
      6,400,000          UCAR Global Enterprises Inc.,
12.000% due 1/15/05                       7,040,000
----------------------------------------------------------
-----------------------------------------------

35,148,754 -----------------------------------------------
----------------------------------------------------------
Oil/Natural Gas -- 0.4%
      4,100,000          Giant Industries Inc., 9.750% due
11/15/03                              3,997,500
      2,000,000          Global Marine Inc., 12.750% due
12/15/99                                2,220,000
      3,725,000          Santa Fe Energy Resources Inc.,
11.000% due 5/15/04                     4,009,031
----------------------------------------------------------
-----------------------------------------------

10,226,531 -----------------------------------------------
----------------------------------------------------------
Other Utilities -- 0.1%
      2,325,000          California Energy, 9.875% due
6/30/03                                   2,356,969
----------------------------------------------------------
----------------------------------------------
Packaging/Containers -- 1.8%
      4,950,000          Container Corp. America, 11.250%
due 5/1/04                             5,271,750
      6,650,000          Gaylord Container Corp., 11.500%
due 5/15/01                            7,173,687
     10,375,000          Silgan Holdings Inc., step bond
to
yield 13.250% due 12/15/02           9,545,000
      9,100,000          Stone Consolidated Corp., 10.250%
due 12/15/00                          9,600,500
        475,000          Stone Container Corp., 12.625%
due
7/15/98                                521,906
      1,200,000          Stone Container Corp., 11.875%
due
12/1/98                              1,305,000
     10,600,000          Stone Container Corp., 11.500%
due
10/1/04                             11,448,000
----------------------------------------------------------
-----------------------------------------------

44,865,843 -----------------------------------------------
---------------------------------------------------------
Paper/Forest Products/Printing -- 3.0%
      3,575,000          Domtar Inc., 11.750% due 3/15/99
3,932,500
     13,625,000          Domtar Inc., 12.000% due 4/15/01
15,736,875
      5,600,000          Indah Kiat International Finance
Co., 11.375% due 6/15/99               5,712,000
     10,450,000          Indah Kiat International Finance
Co., 11.875% due 6/15/02              10,554,500
      8,300,000          Repap New Brunswick Inc., 10.625%
due 4/15/05                           8,590,500
      3,500,000          Repap New Brunswick Inc. Foreign,
9.038% due 7/15/00@                   3,526,250
      1,875,000          Repap Wisconsin Inc., 9.875% due
5/1/06                                 1,870,312
      3,790,000          Riverwood International Corp.,
11.250% due 6/15/02                      4,126,362
      7,910,000          Riverwood International Corp.
Series II, 11.250% due 6/15/02            8,641,675
      5,700,000          SD Warren Co., 12.000% due
      12/15/04
6,341,250
          8,500          SD Warren Co. Units, 15.000% due
7/6/99@                                2,299,250
      2,900,000          Tjiwi Kimia International Finance
Co., 13.250% due 8/1/01               3,117,500
----------------------------------------------------------
-----------------------------------------------

74,448,974 -----------------------------------------------
----------------------------------------------------------

                      See Notes to Financial Statements.


11


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT                                     SECURITY
VALUE
==========================================================
== ==============================================
Personal Care Products/Cosmetics -- 1.8%
$     1,250,000          American Safety Razor, 9.875% due
8/1/05 @                           $  1,262,500
      4,635,000          MacAndrews & Forbes Group Inc.,
12.250% due 7/1/96                      4,640,794
      8,100,000          Revlon Consumer Products Corp.,
10.500% due 2/15/03                     8,181,000
     41,825,000          Revlon Worldwide Corp., zero
coupon
bond to yield 12.928%
                            due 3/15/98
30,114,000 -----------------------------------------------
----------------------------------------------------------

44,198,294 -----------------------------------------------
----------------------------------------------------------
Publishing -- 0.9%
     23,850,000          Marvel Holdings Inc. Variable
Rate
B, zero coupon bond to
                            yield 13.068% due 4/15/98
16,933,500
      7,975,000          News America Holdings Inc.,
8.625%
due 2/7/14                           4,687,257
----------------------------------------------------------
-----------------------------------------------

21,620,757 -----------------------------------------------
----------------------------------------------------------
Retail -- 0.5%
      8,875,000          Barnes & Noble Inc., 11.875% due
1/15/03                                9,873,437
      3,300,000          Wickes Lumber Co., 11.625%
12/15/03
2,821,500 ------------------------------------------------
---------------------------------------------------------

12,694,937 -----------------------------------------------
---------------------------------------------------------
Telephone/Communications -- 2.2%
      9,200,000          Australis Media Ltd. Units, step
bond to yield
                            14.000% due 5/15/03
5,290,000
      6,250,000          Dial Call Communications Inc.,
step
bond to yield
                            12.250% due 4/15/04
3,281,250
     26,080,000          Marcus Cable Operating Co., step
bond to yield
                            13.500% due 8/1/04
16,826,595
     19,875,000          Nextel Communications Inc., step
bond to yield
                            9.750% due 8/15/04
10,533,750
      9,150,000          Pagemart Inc., step bond to yield
                            12.250% due 11/1/03
5,958,938
      5,500,000          Pagemart Nationwide Inc. Units,
step bond to yield
                            15.000% due 2/1/05
3,300,000
      3,100,000          Paging Network, 10.125% due
8/1/07
3,146,500
      5,300,000          U.S.A. Mobile Communications Inc.
II, 14.000% due 11/1/04               5,836,625
----------------------------------------------------------
-----------------------------------------------

54,173,658 -----------------------------------------------
---------------------------------------------------------
Textiles/Apparel -- 0.5%
      4,675,000          CMI Industries Inc., 9.500% due
10/1/03                                 4,254,250
      4,750,000          Dan River Inc., 10.125% due
12/15/03                                    4,750,000
      4,000,000          Hartmarx Corp., 10.875% due
1/15/02
3,980,000 ------------------------------------------------
---------------------------------------------------------

12,984,250 -----------------------------------------------
----------------------------------------------------------

                      See Notes to Financial Statements.
12


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT                                     SECURITY
VALUE
==========================================================
== ==============================================
Tobacco -- 0.2%
$     5,200,000          Consolidated Cigar Corp., 10.500%
due 3/1/03                         $  5,193,500
----------------------------------------------------------
----------------------------------------------
Transportation -- 0.2%
      4,575,000          Sea Containers Ltd. Series A,
12.500% due 12/1/04                       5,009,625
----------------------------------------------------------
-----------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $697,767,988)
713,044,688
==========================================================
== ==============================================


    SHARES                                     SECURITY
VALUE
==========================================================
== ==============================================
COMMON STOCK -- 0.1%
Packaging/Containers -- 0.1%
        121,794          Gaylord Container
                         (Cost -- $654,205)
1,415,855
==========================================================
== ==============================================
CONVERTIBLE PREFERRED STOCKS -- 2.3%
Automobile/Auto Parts/Truck Manufacturing -- 0.4%
        169,800          Navistar International Corp.
$6.00
Series G                             8,872,050
----------------------------------------------------------
--
----------------------------------------------
Finance Companies/Consumer Credit -- 0.3%
        482,069          Algoma Finance Corporation 1.375
CAD                                    8,254,606
----------------------------------------------------------
----------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 0.5%
        299,226          Foxmeyer Health Corp. $4.20
Series
A                                   11,146,169
----------------------------------------------------------
----------------------------------------------
Metals/Mining -- 0.2%
        112,413          BCP/Essex Holdings Inc. 15.000%
Series A@                               2,894,635
         30,400          Geneva Steel Co. 14.000% Series B
2,249,600 ------------------------------------------------
---------------------------------------------------------

5,144,235 ------------------------------------------------
---------------------------------------------------------
Oil/Natural Gas -- 0.1%
        663,350          Gulf Canada Resources Ltd. Series
1@                                    1,907,131
----------------------------------------------------------
-----------------------------------------------
Publishing -- 0.3%
        156,000          K-III Communications Corp. $2.875
3,997,500
         44,700          K-III Communications Corp.
$11.625
Series B                             4,224,184
----------------------------------------------------------
-----------------------------------------------

8,221,684 ------------------------------------------------
--------------------------------------------------------
Telephone/Communications -- 0.5%
         12,805          Panamsat Corp. 12.750%
13,381,225 -----------------------------------------------
----------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED
                         STOCKS (Cost -- $58,622,079)
56,927,100
==========================================================
== ==============================================

                      See Notes to Financial Statements.


13


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------
----------------------------------------------
  SHARES                                       SECURITY
VALUE
==========================================================
== ==============================================
WARRANTS -- 0.2%
Building/Construction -- 0.0%
         33,600          Miles Homes Inc. Warrants, expire
4/1/97#                            $     16,800
----------------------------------------------------------
----------------------------------------------
Packaging/Containers -- 0.1%
        294,781          Gaylord Container Corp. Warrants,
expire 7/31/96#                       3,021,505
----------------------------------------------------------
----------------------------------------------Paper/Forest
Products/Printing -- 0.1%
        209,250          SD Warren Holdings Corp.
Warrants,
expire 12/15/06@#                    1,360,125
----------------------------------------------------------
----------------------------------------------
Telephone/Communications -- 0.0%
          5,600          Dial Page Inc. Warrants, expire
4/25/99 #                                  15,400
         42,090          Pagemart Inc. Warrants, expire
11/1/03@ #                                 210,450
         19,250          Pagemart Nationwide Inc.
Warrants,
expire 12/31/03@#                      154,000
----------------------------------------------------------
-----------------------------------------------

379,850 --------------------------------------------------
-------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $1,707,212)
4,778,280
==========================================================
== ==============================================
                         TOTAL HIGH YIELD SECTOR
                         (Cost -- $758,751,484)
776,165,923
==========================================================
== ==============================================

     FACE
    AMOUNT+                                    SECURITY
VALUE
==========================================================
== ==============================================
INTERNATIONAL SECTOR -- 32.5%
==========================================================
== ==============================================
BONDS -- 32.5%
Argentina -- 0.3%
      3,000,000          Argentina Discount Series L,
6.875%
due 3/31/23                         1,726,890
     10,000,000          Argentina Par Series L, 5.000%
due
3/31/23++                            4,656,300
      3,500,000          Republic of Argentina Foreign,
6.083% due 5/31/96++                       764,750
----------------------------------------------------------
-----------------------------------------------

7,147,940 ------------------------------------------------
---------------------------------------------------------
Australia -- 3.4%
     17,100,000          New South Wales Treasury Corp.,
12.000% due 12/1/01                    14,267,804
     60,000,000          Queensland Treasury Corp., 8.000%
due 5/14/97                          44,385,974
     40,000,000          Queensland Treasury Corp., 8.000%
due 5/14/03                          27,428,048
----------------------------------------------------------
-----------------------------------------------

86,081,826 -----------------------------------------------
----------------------------------------------------------
Austria -- 0.9%
      7,000,000          Asfinag, 10.125% due 3/15/01
5,479,907
      2,000,000          Oesterreichischekontrollbank,
9.000% due 5/21/97                        1,491,001
      8,000,000          Oesterreichischekontrollbank,
10.250% due 7/27/99                       6,248,616
     10,000,000          Oesterreichischepostsparkasse,
10.750% due 8/8/01                       8,051,588
----------------------------------------------------------
-----------------------------------------------

21,271,112 -----------------------------------------------
----------------------------------------------------------

                      See Notes to Financial Statements.

14


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT+                                    SECURITY
VALUE
==========================================================
== ==============================================
Barbados -- 0.0%
      1,000,000          Barbados Government, 10.500% due
6/9/97@                             $  1,003,750
----------------------------------------------------------
--
----------------------------------------------
Canada -- 1.2%
      6,000,000          Eurofima, 10.750% due 7/31/01
4,833,685
      3,500,000          Government of Canada, 7.750% due
9/15/96                                2,561,753
      5,000,000          Government of Canada, 7.500% due
7/1/97                                 3,645,439
      7,000,000          Government of Canada, 9.000% due
12/1/04                                5,285,499
      5,400,000          International Finance Corp.,
7.750%
due 8/18/98                         3,934,713
      9,000,000          Kingdom of Sweden, 10.625% due
6/3/98                                   7,004,609
      2,000,000          Province of Alberta, 7.750% due
2/4/98                                  1,456,543
      3,000,000          Province of Ontario, 10.000% due
9/30/96                                2,246,065
----------------------------------------------------------
-----------------------------------------------

30,968,306 -----------------------------------------------
----------------------------------------------------------
Czech Republic -- 0.2%
    100,000,000          Czech Electric Co., 14.375% due
1/27/01                                 4,327,567
----------------------------------------------------------
-----------------------------------------------
Denmark -- 0.7%
     15,000,000          Great Belt AS, 7.000% due 9/2/03
2,626,677
     65,000,000          Kingdom of Denmark, 8.000% due
5/15/03                                 11,981,651
     20,000,000          Oeresundsforbindelsen, 6.500% due
9/22/98                               3,651,267
----------------------------------------------------------
-----------------------------------------------

18,259,595 -----------------------------------------------
----------------------------------------------------------
Finland -- 2.4%
     50,000,000          Finnish Export Credit, 6.000% due
1/15/99                              11,306,683
     56,000,000          Government of Finland, 9.500% due
3/15/04                              14,019,513
     58,000,000          Republic of Finland, 11.000% due
1/15/99                               15,236,558
     25,000,000          Republic of Finland Foreign,
4.500%
due 9/16/02++                      18,128,486
----------------------------------------------------------
-----------------------------------------------

58,691,240 -----------------------------------------------
----------------------------------------------------------
France -- 0.3%
     11,000,000          Electricite de France, 9.750% due
9/8/99                                8,466,008
----------------------------------------------------------
-----------------------------------------------
Germany -- 0.3%
     10,000,000          Bundesrepublic, 6.500% due
7/15/03
7,125,371 ------------------------------------------------
------------
----------------------------------------------
Ireland -- 3.3%
     30,000,000          Republic of Ireland, 8.750% due
7/27/97                                50,388,618
     20,000,000          Republic of Ireland, 8.000% due
10/18/00                               32,604,400
----------------------------------------------------------
-----------------------------------------------

82,993,018 -----------------------------------------------
----------------------------------------------------------
Italy -- 2.0%
 40,000,000,000          Italy BTP, 12.000% due 6/1/96
25,286,117
 40,000,000,000          Italy BTP, 12.000% due 1/1/98
25,543,316 -----------------------------------------------
----------------------------------------------------------

50,829,433 -----------------------------------------------
----------------------------------------------------------

                      See Notes to Financial Statements.
15
Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT+                                    SECURITY
VALUE
==========================================================
== ==============================================
Japan -- 0.4%
      6,500,000          Electric Power Development Co.,
8.750% due 6/11/97                   $  4,830,953
      7,000,000          Tokyo Electric Power Co. Inc.,
10.500% due 6/14/01                      5,546,852
----------------------------------------------------------
-----------------------------------------------

10,377,805 -----------------------------------------------
----------------------------------------------------------
Mexico -- 0.5%
    250,000,000          Bancomex, 13.000% due 1/29/97
2,027,340
      2,000,000          Mexico Repackage Foreign, 8.125%
due 3/31/08++                          2,000,000
    320,000,000          Nacional Financiera, 13.600% due
4/2/98                                 2,439,970
      8,000,000          United Mexican States Series B,
6.250% due 12/31/19                     4,850,000
     10,000,000          Mexican Value Recovery Rights,
expire 6/30/03#                                  1
----------------------------------------------------------
-----------------------------------------------

11,317,311 -----------------------------------------------
----------------------------------------------------------
New Zealand -- 3.1%
     40,000,000          New Zealand Government, 8.000%
due
11/15/95                            26,897,382
     46,000,000          New Zealand Government, 9.000%
due
11/15/96                            31,284,611
     27,000,000          New Zealand Government, 10.000%
due
3/15/02                            20,165,326
----------------------------------------------------------
-----------------------------------------------

78,347,319 -----------------------------------------------
----------------------------------------------------------
Norway -- 0.0%
      1,500,000          Eksportfinans AS, 10.250% due
5/29/96                                   1,118,169
----------------------------------------------------------
-----------------------------------------------
Spain -- 6.7%
    400,000,000          Eurofima, 11.350% due 7/22/97
3,405,931
  3,150,000,000          European Investment Bank, 11.250%
due 3/15/00                          26,639,249
  6,500,000,000          Government of Spain, 10.250% due
11/30/98                              54,763,417
  7,250,000,000          Government of Spain, 12.250% due
3/25/00                               63,526,835
     25,000,000          Kingdom of Spain Foreign, 4.563%
due 6/28/02++                         18,022,561
----------------------------------------------------------
-----------------------------------------------

166,357,993 ----------------------------------------------
----------------------------------------------------------
-
Sweden -- 3.0%
    200,000,000          Kingdom of Sweden, 10.750% due
1/23/97                                 28,672,627
    325,000,000          Kingdom of Sweden, 11.000% due
1/21/99                                 47,342,912
----------------------------------------------------------
-----------------------------------------------

76,015,539 -----------------------------------------------
----------------------------------------------------------
Thailand -- 0.1%
     50,000,000          ABN Ambro Bank N.V., 9.100% due
8/5/97@                                 1,968,289
----------------------------------------------------------
-----------------------------------------------
Trinidad -- 0.1%
      2,000,000          Trinidad & Tobago, 11.500% due
11/20/97                                 1,935,000
----------------------------------------------------------
-----------------------------------------------

                      See Notes to Financial Statements.
16


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
----------------------------------------------------------
---

     FACE
    AMOUNT+                                    SECURITY
VALUE
==========================================================
== ==============================================
United Kingdom -- 3.3%
     15,000,000          U.K. Treasury Loan, 15.500% due
9/30/98                            $   29,199,369
     20,200,000          U.K. Treasury, 8.000% due 12/7/00
32,544,283
     12,500,000          U.K. Treasury, 8.000% due 6/10/03
19,832,519 -----------------------------------------------
----------------------------------------------------------

81,576,171 -----------------------------------------------
----------------------------------------------------------
Uruguay -- 0.2%
      2,000,000          Uruguay Banco Central, 6.750% due
2/19/21                               1,200,000
      4,500,000          Uruguay Banco Central Foreign,
6.750% due 2/18/07++                     2,880,000
----------------------------------------------------------
-----------------------------------------------

4,080,000 ------------------------------------------------
---------------------------------------------------------
Venezuela -- 0.1%
        500,000          Republic of Venezuela, 9.000% due
5/27/96                                 490,000
      1,000,000          Republic of Venezuela Foreign,
7.000% due 12/28/98++                      715,000
      3,000,000          Republic of Venezuela Foreign,
7.000% due 12/31/03++                    2,090,400
----------------------------------------------------------
-----------------------------------------------

3,295,400 ------------------------------------------------
---------------------------------------------------------
                         TOTAL INTERNATIONAL SECTOR
                         (Cost -- $780,871,433)
813,554,162
==========================================================
== ==============================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $2,450,327,267*)
$2,500,596,019
==========================================================
== ==============================================

  + Represents local currency.
 ++ Variable rate security interest rate resets quarterly.
  # Non-income producing security.
 @ Securities exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


17


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
----------------------------------------------
Statement of Assets and Liabilities
July 31, 1995 --------------------------------------------
--------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $2,450,327,267)
$2,500,596,019
   Foreign currency (Cost -- $24,230,567)
24,477,421
   Receivable for Fund shares sold
5,757,998
   Receivable for securities sold
11,388,890
   Dividends and interest receivable
49,433,181 -----------------------------------------------
-----------------------------------------------
   Total Assets
2,591,653,509 --------------------------------------------
--------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased
2,353,790
   Payable for securities purchased
2,301,909
    Payable for open forward foreign currency contracts
4,056,736
   Investment advisory fees payable
1,624,723
   Administration fees payable
812,362
   Distribution fees payable
2,862,471
   Accrued expenses
3,174,945
   Other liabilities
3,359,516 ------------------------------------------------
----------------------------------------------
   Total Liabilities
20,546,452 -----------------------------------------------
-----------------------------------------------
Total Net Assets
$2,571,107,057
==========================================================
== ===================================
NET ASSETS:
   Par value of shares of beneficial interest
$      327,079
   Capital paid in excess of par value
2,637,911,258
   Overdistributed net investment income
(11,805,103)
   Accumulated net realized loss on investments
(102,365,054)
  Net unrealized appreciation of investments and foreign
currencies                 47,038,877 --------------------
----------------------------------------------------------
----------------
Total Net Assets
$2,571,107,057
==========================================================
== ===================================
Shares Outstanding:
   Class A
22,583,437 -----------------------------------------------
   ----------
-----------------------------------
   Class B
301,043,025 ----------------------------------------------
   -----------
-----------------------------------
   Class C
1,623,067 ------------------------------------------------
   ---------
-----------------------------------
   Class Z
1,829,176 ------------------------------------------------
   ---------
-----------------------------------
Net Asset Value:
   Class A (and redemption price)
$7.85 ----------------------------------------------------
   -----
-----------------------------------
   Class B*
$7.86 ----------------------------------------------------
   -----
-----------------------------------
   Class C**
$7.84
 ---------------------------------------------------------
-----------------------------------
   Class Z (and redemption price)
$7.85 ----------------------------------------------------
   -----
-----------------------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 4.71% of net asset value per share)
$8.22
==========================================================
== ===================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase
(See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.
18


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
----------------------------------------------
Statement of Operations
For the Year Ended July 31, 1995 -------------------------
----------------------------------------------------------
-----------
INVESTMENT INCOME:
   Interest
$229,128,830
   Dividends
4,292,216
   Less: Foreign tax withholding
(892,085) ------------------------------------------------
----------------------------------------------
   Total Investment Income
232,528,961 ----------------------------------------------
------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)
17,817,988
   Investment advisory fees (Note 2)
11,112,553
   Administration fees (Note 2)
4,938,912
   Custody
2,472,323
   Shareholder and system servicing fees
1,805,435
   Shareholder communications
342,814
   Registration fees
121,722
   Audit and legal
74,768
   Trustees' fees
12,448
   Other
722,659 --------------------------------------------------
--------------------------------------------
   Total Expenses
39,421,622
   Less: Fee waiver
1,234,728 ------------------------------------------------
----------------------------------------------
   Expenses Net of Fee Waiver
38,186,894 -----------------------------------------------
-----------------------------------------------
Net Investment Income
194,342,067 ----------------------------------------------
------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Loss From:
       Securities transactions (excluding short-term
securities)                     (98,302,752)
      Foreign currency transactions
(21,757,610) ---------------------------------------------
-------------------------------------------------
   Net Realized Loss
(120,060,362) --------------------------------------------
--------------------------------------------------
   Change in Net Unrealized Appreciation
   of Investments and Foreign Currencies:
      Beginning of year
(111,470,602)
      End of year
47,038,877 -----------------------------------------------
-----------------------------------------------
   Increase in Net Unrealized Appreciation
158,509,479 ----------------------------------------------
------------------------------------------------
Net Gain on Investments and Foreign Currencies
38,449,117 -----------------------------------------------
-----------------------------------------------
Increase in Net Assets From Operations
$232,791,184
==========================================================
== ===================================

                      See Notes to Financial Statements.


19


Smith Barney
Diversified Strategic Income Fund

          ------------------------------------------------
---------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended July 31, -----------------------------
----------------------------------------------------------
------------


1995                 1994
==========================================================
== ========================================
OPERATIONS:
   Net investment income
$  194,342,067       $  180,627,831
   Net realized loss
(120,060,362)         (37,948,143)
   Increase (decrease) in net unrealized appreciation of
      investments and foreign currencies
158,509,479         (133,930,059)
----------------------------------------------------------
-----------------------------------------
   Increase in Net Assets from Operations
232,791,184            8,749,629
----------------------------------------------------------
-----------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income
(144,007,998)        (163,749,640)
   Overdistribution of net income
--          (17,286,629)
   Net realized gains
--          (28,926,801)
   Capital
(58,367,013)         (10,499,572)
----------------------------------------------------------
-----------------------------------------
   Decrease in Net Assets from
      Distributions to Shareholders
(202,375,011)        (220,462,642)
----------------------------------------------------------
-----------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares
434,771,060          877,448,722
   Net asset value of shares issued
      for reinvestment of dividends
116,727,753          133,659,183
   Cost of shares reacquired
(568,365,595)        (407,074,574)
----------------------------------------------------------
-----------------------------------------
   Increase (Decrease) in Net Assets from
      Fund Share Transactions
(16,866,782)         604,033,331
----------------------------------------------------------
-----------------------------------------
Increase in Net Assets
13,549,391          392,320,318

NET ASSETS:
   Beginning of year
2,557,557,666        2,165,237,348 -----------------------
----------------------------------------------------------
------------------
   End of year*
$2,571,107,057       $2,557,557,666
==========================================================
== ========================================
* Includes overdistributed
  net investment income of:
$(11,805,103)        $(40,386,368)
==========================================================
== ========================================

                      See Notes to Financial Statements.
20


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Notes to Financial Statements ----------------------------
---------------------------------------------------

     1.  Significant Accounting Policies

    The Smith Barney Diversified Strategic Income Fund
("Fund"), a separate
investment fund of the Smith Barney Income Funds
("Trust"), a          Massachusetts
business trust, is registered under the Investment Company
Act of 1940, as
amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney
Exchange Reserve Fund, Smith Barney Convertible Fund,
Smith Barney High Income
Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney
Premium Total Return
Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Trust are:
(a) securities transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the
U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) short-term securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in
U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective


21


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

date that such transactions are recorded. Differences
between income and expense
amounts recorded and collected or paid are adjusted when
reported by the
custodian bank and; (i) direct expenses are charged to the
Fund and each class;
management fees and general fund expenses are allocated on
the basis of relative
net assets of each class; (j) in accordance with Statement
of Position 93-2
Determination, Disclosure, and Financial Statement
Presentation of Income, ----------------------------------
---------------------------------------
Capital Gain, and Return of Capital Distributions by
Investment Companies, book -------------------------------
------------------------------------------
and tax differences relating to shareholder distributions and other permanent book and tax differences are reclassified to paid-in capital. As of July 31,
1995, the cumulative effect of such differences, totaling
$58,367,013, were
reclassified to paid-in capital from accumulated net investment loss. Net investment income, net realized gains, and net assets were not affected by this change; and (k) the Fund intends to comply with the applicable provisions of the
Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  Investment Advisory Agreement, Administration
Agreement and Other
         Transactions
     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.35% of the average daily net assets. The Fund has also entered into a sub advisory agreement with
Smith Barney Global Capital Management ("Global Capital
Management"), a
subsidiary of SBH. The Fund pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the average daily net assets. These fees are calculated daily and paid monthly. Global Capital
Management waived
$1,234,728 of its advisory fee for the year ended July 31, 1995.

22


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

   SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc.
("Boston
Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, acted as sub-
administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and
Boston Advisors. As of March 27, 1995 this relationship was terminated.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1995, SB received sales charges of approximately $471,500 for sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00%
CDSC if redemption occurs
within the first year from the date such investment was made. For the year ended
July 31, 1995, CDSC's of approximately $6 million were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and
0.45%, respectively, of the average daily net assets for each class. The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively.

     All officers and one trustee of the Fund are employees of SB.

     3.  Investments

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $2,043,048,842 and $2,019,866,699, respectively.


23


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

   At July 31, 1995, the net unrealized appreciation of investments for
Federal income tax purposes consisted of the following:

==========================================================
== ====================
Gross unrealized appreciation
$90,199,781
Gross unrealized depreciation
(39,931,029) ---------------------------------------------
----------------------------------
Net unrealized appreciation
$50,268,752
==========================================================
== ====================

     4.  Capital Loss Carryforward
     At July 31, 1995, the Fund had for Federal tax purposes approximately
$40,748,331 of unused capital loss carryforwards available to offset future capital gains through 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5.  Forward Foreign Currency Contracts

     At July 31, 1995, the Fund had the following open forward foreign currency contracts:

                                      Local
Market Settlement   Unrealized
                                     Currency
Value Date      Gain (Loss)
==========================================================
== ===============================
To Sell:
   British Pound                     20,000,000    $
32,002,048      9/18/95    $  (230,048)
   Canadian Dollar                   45,000,000
32,789,274      9/18/95        363,560
   Danish Krone                      20,000,000
3,725,782      9/18/95        (79,474)
   Finnish Markka                   140,000,000
33,412,888      9/18/95       (934,057)
   Italian Lira                  18,000,000,000
11,346,981      9/18/95       (303,359)
   Spanish Peseta                 9,000,000,000
75,827,787      9/18/95     (1,383,020)
   Swedish Krona                    350,000,000
49,666,525      9/18/95     (1,490,338) ------------------
------------------------------------------
-------------------------------
Total Market Value and
Unrealized Loss on Forward
Foreign Currency Contracts
$238,771,285                 $(4,056,736)
==========================================================
== ===============================

     6.  Repurchase Agreements
     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     At July 31, 1995, the Fund had no outstanding repurchase agreements.

24


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

     7.  Shares of Beneficial Interest

    The Fund may issue an unlimited number of shares of beneficial interest of each class in each separate series with a $0.001 par value. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class C and Class D shares as Class Z and Class C shares, respectively. At July 31, 1995, total paid-in capital amounted to the following for each class:

                              Class A           Class B
Class C         Class Z
==========================================================
== ===============================
Total Paid-in Capital       $175,890,302
$2,435,277,974
$12,398,940     $14,671,121
==========================================================
== ===============================

Transactions in shares of each class were as follows:

                                        Year Ended
Year Ended
                                       July 31, 1995
July 31, 1994
                               ---------------------------
--                     --------------------------------
                                 Shares             Amount
Shares             Amount
==========================================================
== =====================================
Class A
Shares sold                     16,995,643    $
130,357,316
5,922,523        $  49,276,958
Shares issued on
  reinvestment                   1,056,344
8,081,035
527,613            4,331,434
Shares redeemed                 (5,260,464)
(40,179,768)
(2,408,094)         (19,748,584)
----------------------------------------------------------
--------------------------------------
Net Increase                    12,791,523    $
98,258,583
4,042,042        $  33,859,808
==========================================================
== =====================================
Class B
Shares sold                     37,672,470    $
288,491,309
98,298,288        $ 819,073,265
Shares issued on
  reinvestment                  14,007,761
107,194,835
15,557,855          128,023,970
Shares redeemed                (68,658,784)
(524,800,223)
(46,268,945)        (378,897,723)
----------------------------------------------------------
--------------------------------------
Net Increase (Decrease)        (16,978,553)
$(129,114,079)
67,587,198        $ 568,199,512
==========================================================
== =====================================
Class C*
Shares sold                      1,589,260    $
12,192,975
141,778        $   1,148,159
Shares issued on
  reinvestment                      39,755
306,081
3,978               31,889
Shares redeemed                   (143,121)
(1,099,986)
(9,930)             (79,791)
----------------------------------------------------------
--------------------------------------
Net Increase                     1,485,894    $
11,399,070
135,826        $   1,100,257
==========================================================
== =====================================

* On November 7, 1994, the former Class D shares were
renamed Class C shares.
25
Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

                                     Year Ended
Year Ended
                                    July 31, 1995
July 31, 1994
                            ------------------------------
-----------------------------
                              Shares              Amount
Shares              Amount
==========================================================
== ===================================
Class Z**
Shares sold                  489,667           $ 3,729,460
958,456         $ 7,950,340
Shares issued on
  reinvestment               149,667             1,145,802
154,190           1,271,890
Shares redeemed             (298,158)
(2,285,618)
(1,028,793)         (8,348,476) --------------------------
----------------------------------------------------------
----------
Net Increase                 341,176           $ 2,589,644
83,853         $   873,754
==========================================================
== ===================================

** On November 7, 1994, the former Class C shares were renamed Class Z shares.

     8.  Fund Concentration

     The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the
Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

26


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Financial Highlights -------------------------------------
------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                               1995
1994        1993(1)
==========================================================
== ====================
Net Asset Value, Beginning of Year          $ 7.76
$
8.41       $ 8.24 ----------------------------------------
---------------------------------------
Income From Operations:
   Net investment income (2)                  0.94
0.63         0.47
   Net realized and unrealized
       gain (loss) on investments             (0.18)
(0.52)        0.27 ---------------------------------------
----------------------------------------
Total Income From Operations                  0.76
0.11         0.74 ----------------------------------------
---------------------------------------
Less Distributions From:
   Net investment income                     (0.48)
(0.56)       (0.45)
   Overdistributions of net income              --
(0.06)          --
   Net realized gains                           --
(0.10)       (0.12)
   Capital                                   (0.19)
(0.04)          ------------------------------------------
--------------------------------------
Total Distributions                          (0.67)
(0.76)       (0.57) --------------------------------------
-----------------------------------------
Net Asset Value, End of Year                $ 7.85
$
7.76       $ 8.41 ----------------------------------------
---------------------------------------
Total Return                                 10.35%
1.16%        9.30%++ -------------------------------------
------------------------------------------
Net Assets, End of Year (000s)            $177,336
$76,019      $48,334 -------------------------------------
-----------------------
--------------------
Ratios to Average Net Assets:
   Expenses (2)                               1.09%
1.10%        1.10%+
   Net investment income                      8.15
7.67         8.26+ ---------------------------------------
----------------------------------------
Portfolio Turnover Rate                         83%
93%         116%
==========================================================
== ====================

(1) For the period from November 6, 1992 (inception date) to July 31, 1993.
(2) The manager has waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on expenses and the ratios of expenses to average net assets would be as follows:

Ratios without
                               Per Share Decrease
Fee Waivers ----------------------------------------------
-------------------------------
                                 1995       1994
1995 1994
                                 ----       ----        --
-----
Class A                         $0.01         --*
1.14%      1.12%

  * Net investment income per share decrease is less than $0.01.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.


27


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                           1995
1994
1993          1992          1991
==========================================================
== ===========================================
Net Asset Value, Beginning of Year      $7.76
$8.41
$8.55         $7.98         $8.06
----------------------------------------------------------
--------------------------------------------
Income From Operations:
   Net investment income (1)             0.70
0.59
0.65          0.68          0.71
   Net realized and unrealized
      gain (loss) on investments         0.02
(0.51)
(0.07)         0.64          0.07
----------------------------------------------------------
--------------------------------------------
Total Income From Operations             0.72
0.08
0.58          1.32          0.78
----------------------------------------------------------
--------------------------------------------
Less Distributions From:
   Net investment income                (0.44)
(0.54)
(0.58)        (0.68)        (0.71)
   Overdistributions of net income         --
(0.06)
--            --            --
   Net realized gains                      --
(0.10)
(0.14)           --         (0.06)
   Capital                              (0.18)
(0.03)
--         (0.07)        (0.09)
----------------------------------------------------------
--------------------------------------------
Total Distributions                     (0.62)
(0.73)
(0.72)        (0.75)        (0.86)
----------------------------------------------------------
--------------------------------------------
Net Asset Value, End of Year            $7.86
$7.76
$8.41        $ 8.55         $7.98
----------------------------------------------------------
--------------------------------------------
Total Return                            10.00%
0.66%
7.28%        17.12%        10.42% ------------------------
----------------------------------------------------------
--------------------
Net Assets, End of Year (000s)     $2,366,680
$2,468,922 $2,105,089       $1,464,744
$502,571
----------------------------------------------------------
--------------------------------------------
Ratios to Average Net Assets:
   Expenses (1)                          1.56%
1.57%
1.59%         1.62%         1.63%
   Net investment income                 6.82
7.20
7.77          7.99          9.21
----------------------------------------------------------
--------------------------------------------
Portfolio Turnover Rate                    83%
93%
116%          125%          131%
==========================================================
== ===========================================

(1) The manager has waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on expenses and the ratios of expenses to average net assets would be as follows:

Ratios without
                                Per Share Decrease
Fee Waivers ----------------------------------------------
---------------------------------
                                 1995        1994
1995 1994
                                 ----        ----      ---
----
Class B                           --*         --*
1.61%
1.59%

  * Net investment income per share decrease is less than $0.01.

28


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares(1)                                   1995
1994           1993(2)
==========================================================
== =============================
Net Asset Value, Beginning of Year                 $ 7.76
$ 8.41          $ 8.36
----------------------------------------------------------
------------------------------
Income From Operations:
   Net investment income (3)                         1.16
0.55            0.22
   Net realized and unrealized
      gain (loss) on investments                    (0.46)
(0.47)           0.06 ------------------------------------
----------------------------------------------------
Total Income From Operations                         0.70
0.08            0.28 -------------------------------------
---------------------------------------------------
Less Distributions From:
   Net investment income                            (0.44)
(0.54)          (0.20)
  Overdistributions of net income                     --
(0.06)             --
   Net realized gains                                  --
(0.10)          (0.03)
   Capital                                          (0.18)
(0.03)             ---------------------------------------
--------------------------------------------------
Total Distributions                                 (0.62)
(0.73)          (0.23) -----------------------------------
-----------------------------------------------------
Net Asset Value, End of Year                       $ 7.84
$ 7.76          $ 8.41
----------------------------------------------------------
------------------------------
Total Return                                         9.73%
0.66%           3.41%++ ----------------------------------
------------------------------------------------------
Net Assets, End of Year (000s)                    $12,730
$1,065          $   11 -----------------------------------
-----------------------------------------------------
Ratios to Average Net Assets:
   Expenses (3)                                      1.46%
1.57%           1.50%+
   Net investment income                            10.23
7.20            7.87+ ------------------------------------
----------------------------------------------------
Portfolio Turnover Rate                                83%
93%            116%
==========================================================
== =============================

(1) On November 7, 1994, the former Class D shares were renamed Class C shares.
(2) For the period from March 19, 1993 (inception date) to
July 31, 1993.
(3) The manager has waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on expenses and the ratios of expenses to average net assets would be as follows:

Ratios without
                                 Per Share Decrease
Fee Waivers ----------------------------------------------
-------------------------------------
                                1995           1994
1995          1994
                                ----           ----
----          ----
Class C                          --*            --*
1.51%         1.58%

  * Net investment income per share decrease is less
                         than
$0.01.
++ Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.


29


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares (1)                            1995
1994         1993(2)
==========================================================
== ====================
Net Asset Value, Beginning of Year           $7.76
$8.41          $8.24 -------------------------------------
------------------------------------------
Income From Operations:
   Net investment income (3)                  0.84
0.68           0.51
   Net realized and unrealized
       gain (loss) on investments             (0.06)
(0.54)          0.25 -------------------------------------
------------------------------------------
Total Income From Operations                  0.78
0.14           0.76 --------------------------------------
-----------------------------------------
Less Distributions From:
   Net investment income                     (0.49)
(0.59)         (0.47)
   Overdistributions of net income              --
(0.06)            --
   Net realized gains                           --
(0.10)         (0.12)
   Capital                                   (0.20)
(0.04)            ----------------------------------------
----------------------------------------
Total Distributions                          (0.69)
(0.79)         (0.59) ------------------------------------
-------------------------------------------
Net Asset Value, End of Year                 $7.85
$7.76          $8.41 -------------------------------------
------------------------------------------
Total Return                                 10.94%
1.43%          9.47%++ -----------------------------------
--------------------------------------------
Net Assets, End of Year (000s)             $14,361
$11,552        $11,803 -----------------------------------
--------------------------------------------
Ratios to Average Net Assets:
   Expenses (3)                               0.75%
0.75%          0.80%+
   Net investment income                      8.30
8.02           8.56+ -------------------------------------
------------------------------------------
Portfolio Turnover Rate                         83%
93%           116%
==========================================================
== ====================

(1) On November 7, 1994, the former Class C shares were renamed Class Z shares.
(2) For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) The manager has waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on expenses and the ratios of expenses to average net assets would be as follows:

Ratios without
                                      Per Share Decrease
Fee Waivers ----------------------------------------------
---------------------------------------------
                                      1995          1994
1995           1994
                                      ----          ------
-           ----
Class Z                                --*           --*
0.80%          0.77%

  * Net investment income per share decrease is less than $0.01.
++ Not annualized as it may not be representative of the total return for the year.
 + Annualized.

30


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Additional Information -----------------------------------
-------------------------
--------------------
    Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P.
("Coopers & Lybrand") as the
Fund's independent auditor and voted to appoint KPMG Peat
Marwick LLP. During
the Fund's two most recent fiscal years, Coopers &
Lybrand's audit reports
contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
Further, during this same period there were no disagreements with Coopers &
Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the
Securities and Exchange Commission stating whether Coopers
& Lybrand agrees with
the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at
(212) 723-9218.


31


Smith Barney
Diversified Strategic Income Fund ------------------------
-------------------------------------------------------
Independent Auditors' Report -----------------------------
--------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Diversified Strategic Income Fund of
Smith Barney Income Funds:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney
Diversified Strategic
Income Fund of Smith Barney Income Funds as of July 31,
1995, and the related
statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended
July 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated September 30, 1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July
31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney Diversified
Strategic Income Fund of Smith Barney Income Funds as of
July 31, 1995, and the
results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                           /s/ KPMG Peat Marwick LLP
New York, New York
September 25, 1995

32


Smith Barney
Diversified
Strategic Income
Fund

Directors
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
First Vice President and
Investment Officer

John C. Bianchi
Vice President and
Investment Officer

Victor S. Filatov
Vice President and
Investment Officer

Christina T. Sydor
Secretary

[LOGO OF SMITH BARNEY APPEARS HERE]

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of

Smith Barney Diversified Strategic Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the
Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Diversified Strategic Income Fund
388 Greenwich Street
New York, New York 10013

FD 0149 9/95




----------------------------------------------------------
---------------------
                                 Annual Report -----------
----------------------------------------------------------
----------
1995
1995
1995
1995
1995

     Smith Barney
     Premium Total
     Return Fund -----------------------------------------
     --------------
--------------------
     July 31, 1995


[LOGO APPEARS HERE]  Smith Barney Mutual Funds
                     Investing for your future.
                     Everyday.


--------------------------------------
Smith Barney Premium Total Return Fund -------------------
-------------------

Dear Shareholder:

The Smith Barney Premium Total Return Fund delivered a total return of 13.06% for Class A shares for the year ended July 31, 1995. The total distributions for the 12 months ended July 31, 1995 were $1.28 per share for Class A shares.

During the second half of 1994, interest-rate increases and the fear of expected inflation combined to cause investors to become negative toward interest-rate sensitive and basic-industry stocks. Beginning in February
1995, however,
falling interest rates, low inflation, and moderate economic growth have combined to fuel rapid advances across the domestic equity markets.

During its past fiscal year, good stock selection helped the Fund's performance in the banking and financial services and consumer non durables sectors of the market. The Fund's holdings in these sectors performed better than specific stocks in the same sectors in the unmanaged Standard &
Poor's 500 Stock Index, a
common benchmark for U.S. stock market performance. A continued portfolio overweight in financial-sector stocks has also worked well this year. As interest rates have fallen, these stocks have risen more than 28% on average.

Conversely, the Fund's low exposure to technology stocks has had a detrimental effect on its performance. The Fund's investment style emphasizes value rather than growth investing, therefore the portfolio will typically be overweighted in finance stocks and underweighted in technology stocks. The technology and finance sectors are the only areas of the market that have outperformed the overall S&P 500 Index return so far this year. The S&P 500
Index produced a
total return of 26.07% for the year ended July 31, 1995.

As 1995 began, the market environment for stocks seemed difficult due to the potential of further tightening of monetary policy by the Federal Reserve, and a market that was trading at the high end of fair value based on dividend yield, price-to-earnings and price-to-book ratios. As we have seen this year, those potential negatives did not materialize. Federal Reserve actions to cut interest rates, coupled with low inflation and moderate economic growth, have fueled a market surge this year. Looking ahead, the market continues to be at the high end of its historical valuation range. We continue to maintain a defensive positioning in the Fund with current cash reserves at 15% of assets. In addition, we are using S&P 500 Index options to lower potential portfolio volatility.


1


The Fund is well positioned to meet its investment objectives, and we continue to implement our disciplined value style of investing, which focuses on buying companies with low valuations, sound business fundamentals and favorable business momentum.

We would also like to advise you that at a meeting held on August 10, 1995, shareholders of the Premium Total Return Fund approved a new sub-advisory agreement with Boston Partners Asset Management, L.P.
Under this sub-advisory
agreement, Harry J. Rosenbluth will again serve as portfolio manager of the
Fund.

We thank you for your confidence in our investment management and encourage you to contact us or your Smith Barney Financial Consultant if you have any questions about the Fund.


/s/ Heath B. McLendon                               /s/
Harry J. Rosenbluth

Heath B. McLendon                                   Harry
J. Rosenbluth
Chairman and Investment Officer
Investment Officer

August 11, 1995

2


Smith Barney Premium Total Return Fund

          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class A Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95         $15.69      $16.33       $0.43
$0.14          $0.71       12.92%
----------------------------------------------------------
------------------------------------
7/31/94          15.65       15.69        0.55
0.52           0.21        8.65
----------------------------------------------------------
------------------------------------
Inception*
 - 7/31/93       15.15       15.65        0.20
0.49           0.33       10.31
==========================================================
== ===================================
Total                                    $1.18
$1.15          $1.25
==========================================================
== ===================================
          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class B Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95         $15.69      $16.33       $0.34
$0.14          $0.72       12.36%
----------------------------------------------------------
------------------------------------
7/31/94          15.65       15.69        0.49
0.52           0.20        8.12
----------------------------------------------------------
------------------------------------
7/31/93          15.21       15.65        0.19
0.63           0.44       11.68
----------------------------------------------------------
------------------------------------
7/31/92          14.26       15.21        0.22
0.00           0.98       15.68
----------------------------------------------------------
------------------------------------
7/31/91          13.30       14.26        0.24
0.00           0.96       17.53
----------------------------------------------------------
------------------------------------
7/31/90          13.98       13.30        0.22
0.00           1.06        4.62
----------------------------------------------------------
------------------------------------
7/31/89          12.90       13.98        0.89
0.26           0.33       21.49
----------------------------------------------------------
------------------------------------
7/31/88          14.47       12.90        0.18
1.28           0.00        0.21
----------------------------------------------------------
------------------------------------
7/31/87          14.52       14.47        0.28
1.42           0.00       12.07
----------------------------------------------------------
------------------------------------
Inception*
 - 7/31/86       13.00       14.52        0.42
0.76           0.00       21.28
==========================================================
== ===================================
Total                                    $3.47
$5.01          $4.69
==========================================================
== ===================================
          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class C Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital
Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95         $15.69      $16.33       $0.35
$0.14          $0.71       12.36%
----------------------------------------------------------
------------------------------------
7/31/94          15.65       15.69        0.49
0.52           0.20        8.12
----------------------------------------------------------
------------------------------------
Inception*
 - 7/31/93       15.45       15.65        0.04
0.09           0.07        2.60
==========================================================
== ===================================
Total                                    $0.88
$0.75          $0.98
==========================================================
== ===================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY
AND CAPITAL GAINS, IF ANY, ANNUALLY.


3


Smith Barney Premium Total Return Fund

          ------------------------------------------------
-------------------------------
Average Annual Total Return ------------------------------
-------------------------------------------------
                                                   Without
Sales Charge/(1)/
                                                ----------
--------------------
                                                Class A
Class B     Class C
==========================================================
== ===================
Year Ended 7/31/95                               12.92%
12.36%      12.36% ---------------------------------------
---------------------------------------
Five Years Ended 7/31/95                           N/A
13.03         N/A ----------------------------------------
--------------------------------------
Inception* through 7/31/95                       11.72
12.47       10.77 ----------------------------------------
--------------------------------------
                                                     With
Sales Charge/(2)/
                                                ----------
--------------------
                                                Class A
Class B     Class C
==========================================================
== ===================
Year Ended 7/31/95                                7.25%
7.36%      11.36% ----------------------------------------
--------------------------------------
Five Years Ended 7/31/95                           N/A
12.90         N/A ----------------------------------------
--------------------------------------
Inception* through 7/31/95                        9.63
12.47       10.77
----------------------------------------------------------
--------------------

          ------------------------------------------------
-------------------------------
Cumulative Total Return ----------------------------------
---------------------------------------------
                                                   Without
Sales Charge/(1)/
                                                ----------
--------------------
Class A (Inception* through 7/31/95)
35.33% ---------------------------------------------------
----------------------------
Class B (Inception* through 7/31/95)
219.30 ---------------------------------------------------
----------------------------
Class C (Inception* through 7/31/95)
24.65 ----------------------------------------------------
---------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed less than one year from initial purchase and declines by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

 *   Inception dates for Class A, B and C shares are
November 6, 1992, September
     16, 1985 and June 1, 1993, respectively.

4


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Historical Performance -----------------------------------
-------------------------
--------------------
               Growth of $10,000 Invested in Class B
Shares of
                  the Smith Barney Premium Total Return
                    Fund vs. the Standard & Poor's 500
                    Index+
                                  (unaudited)
----------------------------------------------------------
---------------------
                          September 1985 - July 1995
                             [GRAPH APPEARS HERE]

        Smith Barney Premium Total Return Fund Inc.
S&P 500 Index
9/16/85                10,000
10,000
1/86                   10,971
11,786
7/86                   12,128
13,370
1/87                   12,917
15,781
7/87                   13,592
18,623
1/88                   11,878
15,254
7/88                   13,620
16,439
1/89                   14,977
18,318
7/89                   16,547
21,689
1/90                   16,024
20,969
7/90                   17,310
23,099
1/91                   18,216
22,729
7/91                   20,345
26,048
1/92                   22,264
27,887
7/92                   23,535
29,379
1/93                   24,912
30,839
7/93                   26,282
31,946
1/94                   28,716
34,812
7/94                   28,417
33,593
1/95                   28,793
34,994
7/95                   31,197
42,364

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on September 16, 1985, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The
Standard & Poor's 500
   Stock Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American
Stock Exchange and
  over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated
   on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


5


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Portfolio Highlights (unaudited)     July 31, 1995 -------
----------------------------------------------------------
--------------
Portfolio Breakdown

                           [PIE CHART APPEARS HERE]
Top Ten Holdings

Percentage of
Company
Total Investments ----------------------------------------
---------------------------------------
Loews Corp.
4.0%
Phillip Morris Co., Inc.
3.7
Philips Electronics NV
3.1
Republic of New York Corp.
2.8
Limited Inc.
2.1
J.P. Morgan & Co., Inc.
1.8
Canadian Pacific Ltd.
1.8
Chase Manhattan Corp.
1.7
IBM Corp.
1.6
Tandy Corp.
1.6

6


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Schedule of Investments
July 31, 1995 --------------------------------------------
-----------------------------------

   SHARES                         SECURITY
VALUE
==========================================================
== ====================
COMMON STOCKS -- 81.3%
Banking & Financial Services -- 15.2%
     290,000    American Express Co.
$   11,165,000
     811,700    American General Corp.
29,525,588
     276,812    Bank of Boston Corp.
12,006,720
     683,800    Chase Manhattan Corp.
36,668,775
     600,000    Dean Witter Discover & Co.
30,300,000
     142,900    Federal Home Loan Mortgage Corp.
9,359,950
     125,900    Federal National Mortgage Association
11,787,388
     480,500    First Chicago Corp.
29,190,375
     548,900    J.P. Morgan & Co., Inc.
40,138,312
     143,700    JSB Financial, Inc.
4,257,113
     890,000    Lehman Brothers Holding Inc.
19,691,250
      70,200    PHH Corp.
3,325,725
   1,114,300    Republic of New York Corp.
62,400,800
     625,000    Student Loan Marketing Association
33,671,875 -----------------------------------------------
--------------------------------

333,488,871 ----------------------------------------------
---------------------------------
Capital Goods -- 5.2%
     200,000    Emerson Electric Co.
14,150,000
     210,600    Lockheed Martin Corp.
13,241,475
   1,361,900    Philips Electronics NV
67,073,575
     200,000    Raytheon Co.
16,525,000 -----------------------------------------------
--------------------------------

110,990,050 ----------------------------------------------
---------------------------------
Consumer Durables -- 2.5%
     485,400    Genuine Parts Co.
18,323,850
     130,000    TRW Inc.
9,701,250
     196,900    Volkswagen AG, Sponsored ADR
12,896,950
     727,900    Volvo Aktie Bolget ADR
14,376,025 -----------------------------------------------
--------------------------------

55,298,075 -----------------------------------------------
--------------------------------
Consumer Non-Durables -- 6.9%
   1,789,500    Liz Claiborne Inc.
40,934,813
     711,700    Loews Corp.
85,670,885
     456,800    Nestle, S.A., Sponsored ADR
23,468,100
      18,260    Nestle, S.A., Sponsored ADR, Represents
One
Regular
                  Share+
938,108 --------------------------------------------------
-----------------------------

151,011,906 ----------------------------------------------
---------------------------------
Consumer Services -- 9.4%
     210,000    Alberto Culver Co., Class A Shares
5,407,500
     600,000    American Stores Co.
17,625,000
     935,700    Federated Department Stores Inc.
26,550,488

                      See Notes to Financial Statements.
7
Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

   SHARES                         SECURITY
VALUE
==========================================================
== ====================
Consumer Services -- 9.4% (continued)
     110,700    Hormel Foods Corp.
$    2,725,988
   2,252,800    Limited Inc.
46,182,400
     268,312    Luby's Cafeterias Inc.
5,299,162
     385,000    Masco Corp.
10,010,000
     732,600    May Department Stores Co.
31,776,525
     793,000    Rite Aid Corp.
22,501,375
     708,767    Sears Roebuck & Co.
23,123,506
     165,600    Sherwin-Williams Co.
6,044,400
     192,700    VF Corp.
10,646,675 -----------------------------------------------
--------------------------------

207,893,019 ----------------------------------------------
---------------------------------
Containers & Packaging -- 0.5%
     300,000    Ball Corp.
11,100,000 -----------------------------------------------
--------------------------------
Energy -- 6.6 %
     117,700    Amoco Corp.
7,915,325
     140,500    British Petroleum PLC ADR
12,750,375
     310,400    Exxon Corp.
22,504,000
     769,600    Horsham Corp.
10,293,400
     273,500    Mobil Oil Corp.
26,734,625
     931,000    Repsol S.A., Sponsored ADR
31,072,125
     165,300    Royal Dutch Petroleum Co. of New York
20,993,100
     277,200    Tosco Corp.
9,078,300
     129,900    YPF Sociedad Anonima ADR
2,257,013 ------------------------------------------------
-------------------------------

143,598,263 ----------------------------------------------
---------------------------------
Forest Products -- 1.1%
     415,000    Champion International Corp.
23,395,625 -----------------------------------------------
--------------------------------
Healthcare -- 5.5%
     253,700    Abbott Laboratories Inc.
10,148,000
     280,600    Allergan Inc.
8,488,150
     517,700    Astra AB, Class A Shares, ADR
17,795,938
     475,100    Bristol-Myers Squibb Co.
32,900,675
     621,896    Columbia/HCA Healthcare Corp.
30,472,904
     483,200    Smithkline Beecham PLC ADR
21,744,000 -----------------------------------------------
--------------------------------

121,549,667 ----------------------------------------------
---------------------------------
Insurance -- 7.3%
     600,900    Ace Limited
17,801,663
     657,050    Allstate Corp.
20,532,813
     274,800    American International Group Inc.
20,610,000
     350,450    Aon Corp.
13,273,294
     156,000    CIGNA Corp.
12,577,500

                      See Notes to Financial Statements.
8


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

   SHARES                         SECURITY
VALUE
==========================================================
== ====================
Insurance -- 7.3% (continued)
     231,100    Exel Limited
$   12,103,863
     100,000    Horace Mann Educators
Co.
2,562,500
     252,200    Mid Ocean Limited
8,385,650
     522,500    St Paul Co., Inc.
25,471,875
     200,000    TIG Holdings Inc.
4,950,000
     122,600    Transatlantic Holdings Inc.
8,091,600
      85,200    Trenwick Group Inc.
3,961,800
     200,000    Unum Corp.
9,675,000 ------------------------------------------------
-------------------------------

159,997,558 ----------------------------------------------
---------------------------------
Real Estate -- 1.8%
      87,900    Associated Estates Realty Corp.
1,790,963
     120,700    Avalon Properties Inc.
2,414,000
     141,333    Cadman Property Trust
2,950,326
      60,000    Chateau Properties Inc.
1,282,500
     325,900    Equity Inns Inc.
3,503,425
     242,200    General Growth Properties Inc.
4,722,900
     149,600    Liberty Properties Trust
2,992,000
     285,000    Mid-America Apartment Communities Inc.
7,125,000
     200,000    Prime Residential Inc.
3,050,000
     154,800    Charles E. Smith Residential Realty Inc.
3,560,400
     200,000    Storage Trust Realty
4,200,000
     160,000    Summit Properties Inc.
2,780,000 ------------------------------------------------
-------------------------------

40,371,514 -----------------------------------------------
--------------------------------
Technology -- 5.1%
     507,700    Apple Computer Inc.
22,846,500
     499,900    Digital Equipment Corp.
19,183,663
     324,000    IBM Corp.
35,275,500
     583,246    Tandy Corp.
34,630,274 -----------------------------------------------
--------------------------------

111,935,937 ----------------------------------------------
---------------------------------
Transportation -- 2.5%
   2,150,200    Canadian Pacific Ltd.
38,434,825
     660,000    Pittston Services Group
16,500,000 -----------------------------------------------
--------------------------------

54,934,825 -----------------------------------------------
--------------------------------
Tobacco -- 5.2%
   1,137,900    Phillip Morris Cos., Inc.
81,502,088
   1,149,840    RJR Nabisco Holdings Corp. ++
31,764,330 -----------------------------------------------
--------------------------------

113,266,418 ----------------------------------------------
---------------------------------

                      See Notes to Financial Statements.
9
Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

   SHARES                         SECURITY
VALUE
==========================================================
== ====================
Utilities -- 6.5%
     745,800    CMS Energy Corp.
$   18,645,000
     338,200    Illinova Corp.
8,455,000
     825,300    MCI Communications Corp.
19,807,200
     575,000    Nynex Corp.
23,718,750
     867,800    Pacific Enterprises
20,935,675
   1,082,000    Pinnical West Capital Corp.
26,373,750
     475,000    Portland General Corp.
10,925,000
     450,000    Public Service Co. of Colorado
14,231,250 -----------------------------------------------
--------------------------------

143,091,625 ----------------------------------------------
---------------------------------
                TOTAL COMMON STOCKS
                 (Cost -- $1,442,098,388)
1,781,923,353
==========================================================
==
====================
PREFERRED STOCK -- 2.8%
Industrial -- 0.7%
     305,000    Bowater Inc., Depository Shares,
Convertible,
                 Series B, Exchange 7.000%
12,047,500
     200,000    Prime Retail Inc., Series A, Exchange
10.500%          3,750,000
----------------------------------------------------------
---------------------

15,797,500 -----------------------------------------------
--------------------------------
Financial -- 2.1%
     200,000    First Washington Realty Inc., Convertible,
                  Series A, Exchange 9.750% +
4,400,000
     760,000    Glendale Federal Bank, Federal Savings
Bank
of
                  California, Convertible, Series E,
                  Exchange 8.750%
28,310,000
     100,000    Allstate Corp., Convertible, Series 1998,
                  Exchange 6.760%
4,250,000
      76,700    Property Trust of America, Series A,
Convertible,
                  Exchange 1.750%
1,725,750
     304,767    Riggs National Corp., Convertible
                Series B, Exchange 10.750%
7,771,558 ------------------------------------------------
-------------------------------

46,457,308 -----------------------------------------------
--------------------------------
                TOTAL PREFERRED STOCKS
                (Cost -- $51,901,643)
62,254,808
==========================================================
== ====================

                      See Notes to Financial Statements.
10


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

    FACE
   AMOUNT                         SECURITY
VALUE
==========================================================
==
====================
CORPORATE BONDS -- 2.7%
Financial Services -- 0.3%
$  7,500,000    B.F. Saul Real Estate Investment Trust,
Series B,
                   11.625% due 04/01/02
$    7,012,500
----------------------------------------------------------
---------------------
Gas Transmission -- 0.4%
                Columbia Gas Systems Inc., Debentures
   (++): 3,750,000     9.000% due 11/01/13
5,160,938
   2,039,000      10.150% due 11/01/13
2,908,124 ------------------------------------------------
-------------------------------

8,069,062 ------------------------------------------------
-------------------------------
Industrial -- 2.0%
   5,635,000    Comcast Corp., 9.375% due 05/15/05
5,733,612
  13,225,000    MDC Holdings Corp., Sr. Note, 11.125% due
12/15/03    11,902,500
   4,915,000    Paging Network, 8.875% due 02/01/06
4,669,250
   6,320,000    Penn Traffic Corp., 8.625% due 12/15/03
5,830,200
   3,000,000    Riveria Holdings Corp., First Mortgage,
11.000%
                  due 12/31/02
2,756,250
   6,000,000    Rogers Cable Systems Inc., 10.000% due
03/15/05        6,255,000
   6,000,000    Tenet Healthcare, 10.125% due 03/01/05
6,390,000 ------------------------------------------------
-------------------------------

43,536,812 -----------------------------------------------
--------------------------------
                TOTAL CORPORATE BONDS
                (Cost -- $58,030,170)
58,618,374
==========================================================
== ====================
CONVERTIBLE BONDS -- 0.2%
   5,952,000    Consorcio Grupo Dina, 8.000% due 09/08/04
2,261,760
   1,500,000    Pacific Concord Financial, 4.750% due
12/10/98         1,252,500
----------------------------------------------------------
---------------------
                TOTAL CONVERTIBLE BONDS
                (Cost -- $6,159,600)
3,514,260
==========================================================
== ====================

                      See Notes to Financial Statements.

11


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

    FACE
   AMOUNT                         SECURITY
VALUE
==========================================================
== ====================
REPURCHASE AGREEMENTS -- 13.0%
$ 33,788,000    Chemical Securities Inc., 5.769% due
08/01/95;
                Proceeds at maturity -- $33,793,414;
                (Fully collateralized by U.S. Treasury
                Note, 7.375% due 11/15/97; Market value --
                $34,466,871)
$   33,788,000
 100,000,000    Morgan Stanley Inc., 5.769% due 08/01/95;
                Proceeds at maturity -- $100,016,025;
                (Fully collateralized by U.S. Treasury
                Note, 5.875% due 03/31/99; Market value --
                $102,709,373)
100,000,000
 150,000,000    Goldman Sachs & Co., 5.739% due 08/01/95;
                Proceeds at maturity -- $150,023,912;
                (Fully collateralized by U.S. Treasury
                Note, 6.000% due 10/15/99; Market value --
                $153,098,325)
150,000,000 ----------------------------------------------
---------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $283,788,000)
283,788,000
==========================================================
== ====================
                TOTAL INVESTMENTS -- 100%
                 (Cost -- $1,841,977,803*)
$2,190,098,795
==========================================================
== ====================

+    Security exempt from registration under Rule 144A of
the Securities Act of
   1933. These securities may be resold in transactions
exempt from
     registration, normally to qualified institution
buyers. ++               Non-income producing security.
(++) Security issuer has filed to reorganize under Chapter
11.
* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

12
Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Statement of Assets and Liabilities
July 31, 1995 --------------------------------------------
-----------------------------------

ASSETS:
  Investments, at value (Cost -- $1,841,977,803)
$2,190,098,795
  Cash
564
  Receivable for Fund shares sold
3,769,624
  Dividends and interest receivable
3,978,125 ------------------------------------------------
------------------------------
  Total Assets
2,197,847,108 --------------------------------------------
----------------------------------
LIABILITIES:
  Payable for Fund shares purchased
974,969
  Investment advisory fees payable
990,130
  Administration fees payable
366,212
  Distribution costs payable
1,144,331
  Payable for securities purchased
2,490,888
  Options written
49,112,500
  Accrued expenses
3,092,898 ------------------------------------------------
------------------------------
  Total Liabilities
58,171,928 -----------------------------------------------
-------------------------------
Total Net Assets
$2,139,675,180
==========================================================
== ===================
NET ASSETS:
  Par value of shares of beneficial interest
$      131,042
  Capital paid in excess of par value
1,822,506,207
  Undistributed net investment income
319,650
  Accumulated net realized loss
(1,213,739)
  Net unrealized appreciation of investments and options
written    317,932,020 -----------------------------------
-------------------------
-------------------
Total Net Assets
$2,139,675,180
==========================================================
== ===================
Shares Outstanding:
  Class A
28,881,893 -----------------------------------------------
  -----------
-------------------
  Class B
101,367,578 ----------------------------------------------
  ------------
-------------------
  Class C
792,180 --------------------------------------------------
  --------
-------------------
Net Asset Value:
  Class A (and redemption price)
$16.33 ---------------------------------------------------
  -------
-------------------
  Class B*
$16.33 ---------------------------------------------------
  -------
-------------------
  Class C**
$16.33 ---------------------------------------------------
  -------
-------------------
Class A Maximum Public Offering Price Per Share
    (Net Asset value plus 5.26% of net asset value per
share)           $17.19
==========================================================
== ===================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase
(See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed less than one year from initial purchase.


                      See Notes to Financial Statements.
13
Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Statement of Operations                         For the
Year Ended July 31, 1995 ---------------------------------
----------------------------------------------

INVESTMENT INCOME:
  Dividends
$  52,831,151
  Interest
23,654,202 -----------------------------------------------
-------------------------------
  TOTAL INVESTMENT INCOME
76,485,353 -----------------------------------------------
-------------------------------
EXPENSES:
  Investment advisory fees (Note 2)
10,627,086
  Distribution fees (Note 2)
12,565,954
  Administration fees (Note 2)
3,930,566
  Shareholder and system servicing fees
2,210,000
  Shareholder communications
200,000
  Custody
190,000
  Registration fees
70,000
  Audit and legal
40,000
  Trustee's fees
15,000
  Other
198,131 --------------------------------------------------
----------------------------
  TOTAL EXPENSES
30,046,737 -----------------------------------------------
-------------------------------
NET INVESTMENT INCOME
46,438,616 -----------------------------------------------
-------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain (Loss) From:
  Security transactions (excluding short-term securities)
99,176,479
    Options written
(67,231,425)
    Foreign currency transactions
93,837 ---------------------------------------------------
---------------------------
  NET REALIZED GAIN
32,038,891 -----------------------------------------------
-------------------------------
   Change in Net Unrealized Appreciation of Investments
  and Options Written:
    Beginning of year
162,131,787
    End of year
317,932,020 ----------------------------------------------
--------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION
155,800,233 ----------------------------------------------
--------------
-------------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES
187,839,124 ----------------------------------------------
--------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
$ 234,277,740
==========================================================
== ===================

                      See Notes to Financial Statements.
14


Smith Barney Premium Total Return Fund

          ------------------------------------------------
-------------------------------
Statements of Changes in Net Assets                 For
the Years Ended July 31, ---------------------------------
----------------------------------------------
                                                     1995
1994
==========================================================
== ====================
OPERATIONS:
  Net investment income                        $
46,438,616    $   24,757,776
  Net realized gain
32,038,891        61,129,346
  Increase in net unrealized appreciation
    of investments
155,800,233        29,779,501
----------------------------------------------------------
--------------------
  INCREASE IN NET ASSETS FROM OPERATIONS
234,277,740       115,666,623
----------------------------------------------------------
--------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income
(43,873,984)      (22,955,206)
  Overdistribution of net income
-
-       (21,939,138)
  Net realized gains
(17,566,601)      (53,848,857)
  Capital
(88,629,006)      (19,306,035)
----------------------------------------------------------
--------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS
(150,069,591)     (118,049,236)
----------------------------------------------------------
--------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales
809,725,275       589,505,838
  Net asset value of shares issued for
    reinvestment of dividends
112,530,432        91,233,097
  Cost of shares reacquired (633,759,102)
(182,156,449)
----------------------------------------------------------
--------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS
288,496,605       498,582,486 ----------------------------
--------------------------------------------------
INCREASE IN NET ASSETS
372,704,754       496,199,873
NET ASSETS:
  Beginning of year
1,766,970,426     1,270,770,553 --------------------------
----------------------------------------------------
  END OF YEAR*
$2,139,675,180    $1,766,970,426
==========================================================
== ===================
*Includes undistributed (overdistributed)
 net investment income of:
$319,650       $(2,338,819)
==========================================================
== ===================

                      See Notes to Financial Statements.
15
Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Notes to Financial Statements ----------------------------
---------------------------------------------------

     1. Significant Accounting Policies

      The Smith Barney Premium Total Return Fund (the
"Fund"), a separate
investment fund of the Smith Barney Income Funds
("Trust"), a          Massachusetts
business trust, is registered under the Investment Company
Act of 1940, as
amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney
Exchange Reserve Fund, Smith Barney Convertible Fund,
Smith Barney High Income
Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney
Diversified Strategic
Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Trust are:
(a) securities transactions are accounted for on trade date;
(b) investments are
valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in
U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) short-term securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in
U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of

16


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

securities, and income and expenses are translated at the
rate of exchange
quoted on the respective date that such transactions are
recorded. Differences
between income and expense amounts recorded and collected
or paid are adjusted
when reported by the custodian bank; (i) direct expenses
are charged to each
fund and each class; management fees and general fund
expenses are allocated on
the basis of relative net assets of each class; (j) in
accordance with Statement
of Position 93-2 Determination, Disclosure, and Financial
Statement Presentation
                 -----------------------------------------
                 --
--------------------
of Income, Capital Gain, and Return of Capital
Distributions by Investment ------------------------------
-------------------------------------------
Companies, book and tax basis differences relating to
shareholder distributions
---------
and other permanent book and tax differences are reclassified to paid-in capital. As of July 31, 1995, the cumulative effect of such differences, totaling $88,629,006, were reclassified to paid-in capital from accumulated net investment loss. Net investment income, net realized gains, and net assets were not affected by this change; and (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

    2. Investment Advisory Agreement, Administration
Agreement and Other
        Transactions
      Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Smith Barney
Mutual Funds Management Inc. ("SBMFM"), which is a subsidiary of Smith Barney
Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays
SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets; this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc.
("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, acted as Sub-
Investment Advisor to the Fund. SBSA paid Boston Advisors a sub-advisory fee calculated at an annual rate of 0.275% of average daily net assets; this fee was calculated daily and paid monthly. As of August 15, 1995 this relationship was terminated.


17


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

     On August 10, 1995 at a special meeting, the shareholders of the Fund approved a new investment advisory agreement ("Advisory
Agreement") between the
Fund and SBSA and a new sub-investment advisory agreement
("Sub-Advisory
Agreement") among the Fund, SBSA and Boston Partners Asset
Management, L.P.
("Boston Partners"). Under the Sub-Advisory Agreement, which went into effect
August 16, 1995, SBSA pays Boston Partners a fee calculated at an annual rate of 0.10% of the average daily net assets; this fee will be calculated daily and paid monthly.

     Both the Advisory and Sub-Advisory Agreements were approved by quorum of shareholders by more than a 3 to 1 margin, with approximately 10% of the voting shares abstaining.

   SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     The Fund and SBMFM had entered into a sub administration agreement ("Sub-
Administration Agreement") with Boston Advisors. Under the
Sub-Administration
Agreement, SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. This Sub-
Administration Agreement was in effect until March 27, 1995.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1995, SB received brokerage commissions of $694,467 and sales charges of approximately $594,400 for sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1995, CDSC's of approximately
$1,765,800 were paid to SB.

18


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and
0.45%, respectively, of the average daily net assets for each class. The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively.

     All officers and one trustee of the Fund are employees of SB.

     3. Investments

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $1,158,160,306 and $1,043,455,523, respectively.

   At July 31, 1995, the net unrealized appreciation of investments for
Federal income tax purposes consisted of the following:

==========================================================
== ===================
Gross unrealized appreciation
$363,616,271
Gross unrealized depreciation
(15,495,279) ---------------------------------------------
---------------------------------
Net unrealized appreciation
$348,120,992
==========================================================
== ===================

     4. Option Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the
Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the


19


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.
When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

   The following option transactions occurred during the fiscal year ended
July 31, 1995:


Number of

Premiums    Contracts
==========================================================
== ===================
Options written, outstanding at July 31, 1994          $
31,985,942     16,000
Options written during the fiscal year
61,726,039     30,000
Options cancelled in closing purchase transactions
(74,788,453)   (33,000) ----------------------------------
--------------------------------------------
Options written, outstanding at July 31, 1995          $
18,923,528     13,000
==========================================================
== ===================

      The following table represents the open options contracts as of July 31,
1995:

 Number of
Strike
 Contracts                             Expiration
Price
Value
==========================================================
== ====================
Call Options Written
     7,000     S&P 500 Index            9/16/95
$525
$(27,737,500)
     6,000     S&P 500 Index            9/16/95
$530
(21,375,000) ---------------------------------------------
---------------------------------
               TOTAL CALL OPTIONS WRITTEN
               (Premiums received -- $18,923,528)
$(49,112,500)
==========================================================
== ====================

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

20


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

     6. Shares of Beneficial Interest

    The Fund may issue an unlimited number of shares of beneficial interest of each class in each separate series with a $.001 par value.
The Fund has the
ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D shares as C shares. At July
31, 1995, total paid-in
capital amounted to the following for each class:

                                    Class A
Class B                           Class C
==========================================================
== ====================
Total Paid-in Capital            $431,609,863
$1,378,905,395     $12,121,991
==========================================================
== ====================

   Transactions in shares of each class were as follows:

                                  Year Ended
Year Ended
                                 July 31, 1995
July 31, 1994
                          --------------------------------
------------------------
                            Shares           Amount
Shares            Amount
==========================================================
== =============================
Class A
Shares sold               26,713,759     $ 417,476,828
2,416,033      $  38,376,582
Shares issued on
  reinvestment             1,700,397        26,539,686
237,495          3,757,532
Shares redeemed           (3,846,700)      (60,728,442)
(873,722)       (13,837,727) -----------------------------
----------------------------------------------------------
-
Net Increase              24,567,456     $ 383,288,072
1,779,806      $  28,296,387
==========================================================
== =============================
Class B
Shares sold               24,240,345     $ 379,429,438
34,622,952      $ 549,526,346
Shares issued on
  reinvestment             5,471,457        85,566,358
5,522,273         87,393,944
Shares redeemed          (36,520,145)     (570,325,145)
(10,605,754)      (168,163,492) --------------------------
----------------------------------------------------------
----
Net Increase (Decrease)   (6,808,343)    $(105,329,349)
29,539,471      $ 468,756,798
==========================================================
==
=============================
Class C*
Shares sold                  817,749     $  12,819,009
101,169      $   1,602,910
Shares issued on
   reinvestment                26,905           424,388
5,174             81,621
Shares redeemed             (172,141)       (2,705,515)
(9,504)          (155,230) -------------------------------
---------------------------------------------------------
Net Increase                 672,513     $  10,537,882
96,839      $   1,529,301
==========================================================
== =============================

* On November 7, 1994 the former Class D shares were renamed Class C shares.


21


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Financial Highlights -------------------------------------
------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH
YEAR:


CLASS A SHARES
1995       1994       1993(1)
==========================================================
== ==================================
NET ASSET VALUE, BEGINNING OF YEAR
$15.69     $15.65     $15.15 -----------------------------
----------------------------------------------------------
------
INCOME FROM OPERATIONS:
  Net investment income
0.44       0.33       0.19
  Net realized and unrealized gain on investments
1.48       0.99       1.33 -------------------------------
----------------------------------------------------------
----
Total Income From Operations
1.92       1.32       1.52 -------------------------------
----------------------------------------------------------
----
LESS DISTRIBUTIONS FROM:
  Net investment income
(0.43)     (0.31)     (0.17)
  Overdistribution of net income
--      (0.24)     (0.03)
  Net realized gains
(0.14)     (0.52)     (0.44)
  Overdistribution of net realized gains
--         --      (0.05)
  Capital
(0.71)     (0.21)     (0.33)
----------------------------------------------------------
-----------------------------------
Total Distributions
(1.28)     (1.28)     (1.02)
----------------------------------------------------------
-----------------------------------
NET ASSET VALUE, END OF YEAR
$16.33     $15.69     $15.65
----------------------------------------------------------
-----------------------------------
TOTAL RETURN
12.92%      8.65%     10.31%++
----------------------------------------------------------
-----------------------------------
NET ASSETS, END OF YEAR (000s)
$471,578    $67,699    $39,677
----------------------------------------------------------
-----------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
1.16%      1.19%      1.20%+
  Net investment income
2.81       2.05       1.64+
----------------------------------------------------------
-----------------------------------
PORTFOLIO TURNOVER RATE
63%        34%        55%
==========================================================
== ==================================

CLASS B SHARES                              1995
1994
1993       1992       1991
==========================================================
== ==================================
NET ASSET VALUE, BEGINNING OF YEAR         $15.69
$15.65 $15.21         $14.26  $13.30
----------------------------------------------------------
-----------------------------------
INCOME FROM OPERATIONS:
Net investment income                      0.36       0.25
0.23       0.22       0.24
  Net realized and unrealized
    gain on investments                      1.48
1.00 1.47  1.93       1.92
----------------------------------------------------------
-----------------------------------
Total Income From Operations                 1.84
1.25 1.70  2.15       2.16
----------------------------------------------------------
-----------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     (0.34)
(0.27)     (0.16)     (0.22)     (0.24)
Overdistribution of net income               --
(0.22)     (0.03)        --         --
  Net realized gains                        (0.14)
(0.52)     (0.57)        --         --
Overdistribution of net realized gains       --         --
(0.06)        --         --
  Capital                                   (0.72)
(0.20)     (0.44)     (0.98)     (0.96)
----------------------------------------------------------
-----------------------------------
Total Distributions                         (1.20)
(1.21)     (1.26)     (1.20)     (1.20)
----------------------------------------------------------
-----------------------------------
NET ASSET VALUE, END OF YEAR               $16.33
$15.69 $15.65  $15.21     $14.26
----------------------------------------------------------
-----------------------------------
TOTAL RETURN                                12.36%
8.12%     11.68%     15.68%     17.53% -------------------
----------------------------------------------------------
----------------
NET ASSETS, END OF YEAR (MILLIONS)         $1,655
$1,697 $1,231    $585       $470
----------------------------------------------------------
-----------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.66%
1.66%      1.69%      1.69%      1.75%
Net investment income                      2.31       1.58
1.16       1.53       1.84
----------------------------------------------------------
-----------------------------------
PORTFOLIO TURNOVER RATE                        63%
34%        55%        57%        43%
==========================================================
== ==================================

(1)  For the period from November 6, 1992 (inception date)
to July 31, 1993.
 ++  Total return is not annualized as it may not be
representative of the total
     return for the year.
 +   Annualized.

22


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Financial Highlights (continued) -------------------------
------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH
YEAR:


CLASS C SHARES(1)                                   1995
1994       1993(2)
==========================================================
== =====================
NET ASSET VALUE, BEGINNING OF YEAR                 $15.69
$15.65     $15.45
----------------------------------------------------------
--
---------------------
INCOME FROM OPERATIONS FROM:
  Net investment income                              0.36
0.23       0.05
  Net realized and unrealized gain on investments    1.48
1.02       0.35
----------------------------------------------------------
----------------------
Total Income From Operations                         1.84
1.25       0.40
----------------------------------------------------------
----------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                             (0.35)
(0.27)     (0.03)
  Overdistribution of net income                       --
(0.22)     (0.01)
 Net realized gains                                (0.14)
(0.52)     (0.08)
  Overdistribution of net realized gains               --
--      (0.01)
  Capital                                           (0.71)
(0.20)     (0.07)
----------------------------------------------------------
----------------------
Total Distributions                                 (1.20)
(1.21)     (0.20)
----------------------------------------------------------
----------------------
NET ASSET VALUE, END OF YEAR                       $16.33
$15.69     $15.65
----------------------------------------------------------
----------------------
TOTAL RETURN                                        12.36%
8.12%      2.60%++
----------------------------------------------------------
----------------------
NET ASSETS, END OF YEAR (000s)                    $12,937
$1,878       $357
----------------------------------------------------------
----------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                           1.62%
1.60%      1.31%+
  Net investment income                              2.35
1.65       1.54+
----------------------------------------------------------
----------------------
PORTFOLIO TURNOVER RATE                                63%
34%        55%
==========================================================
== =====================

(1)  On November 7, 1994 the former Class D shares were
renamed Class C shares.
(2)  For the period from June 1, 1993 (inception date) to
July 31, 1993.
 ++  Total return is not annualized as it may not be
representative of the total
     return for the year.
 +   Annualized.

----------------------------------------------------------
---------------------
Additional Information
----------------------------------------------------------
---------------------
    Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P.
("Coopers & Lybrand") as the
Fund's independent auditor and voted to appoint KPMG Peat
Marwick LLP. During
Fund's two most recent fiscal years, Coopers & Lybrand's audit reports contain no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Cooper's & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the
Securities and Exchange Commission stating whether Coopers
& Lybrand agrees with
the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212) 723-
9218.


23


Smith Barney Premium Total Return Fund -------------------
----------------------------------------------------------
--
Independent Auditors' Report -----------------------------
--------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney High Income Fund of
Smith Barney Income Funds:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney
Premium Total Return Fund
of Smith Barney Income Funds as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated September 19,
1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July
31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney Premium Total
Return Fund of Smith Barney Income Funds as of July 31,
1995, and the results of
its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                            /s/ KPMG Peat
Marwick LLP
New York, New York
September 20, 1995

24


Smith Barney
Premium Total
Return Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry J. Rosenbluth
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

[LOGO OF SMITH BARNEY APPEARS HERE]
A Member of Travelers Group [LOGO]

Investment Adviser
Smith Barney Strategy Advisers Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of
Smith Barney Premium Total Return Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Premium Total
Return Fund
388 Greenwich Street
New York, New York 10013


FD 0420 9/95

----------------------------------------------------------
---------------------
                                 ANNUAL REPORT -----------
----------------------------------------------------------
----------
1995
1995
1995
1995
1995
                                Smith Barney
                                Utilities Fund -----------
                                -----------------
--------------------
                                July 31, 1995






[LOGO OF SMITH BARNEY MUTUAL FUNDS APPEARS HERE]
     Investing for your future
     Everyday.

---------------------------
Smith Barney Utilities Fund
---------------------------

DEAR SHAREHOLDER:

We are pleased to present the annual report for the Smith
Barney Utilities
Fund for the year ended July 31, 1995.

During the past fiscal year, the financial markets provided both fixed-income and equity investors with substantial total returns. The catalyst for these positive returns was the pre-emptive actions of the Federal Reserve Board to orchestrate an economic slowdown while controlling inflation. At the same time, domestic corporations recorded better-than-expected earnings as they continued to benefit from improved productivity and international competitiveness. The 30-year Treasury bond market remained volatile with yields declining from 7.36% on July 31, 1994 to 6.86% on July 31, 1995. The majority of this decline occurred in the past six months after long-term yields rose to over 8% late in 1994. The equity markets reacted positively to this combination of lower interest rates and improved corporate earnings. The
Standard & Poor's 500 Index, a common benchmark for the U.S. stock market, produced a total return of 26.07% for the year ended July
31, 1995 with the
majority of the gain occurring since the beginning of this year. Utility investors also participated in this rally with the Standard & Poor's
Utilities Index, which is composed of telephone, natural gas and electric companies, generating a total return of 12.39% for the same period.

Since January 1995, the rally in the utility sector has more than offset the declines experienced during the previous fiscal year. In our view, this reinforces the benefits of long-term investing and the importance of a balanced investment portfolio. During the past fiscal year, the Fund produced a positive total return of 13.24% for Class A shares and 12.62% for Class B shares. The Utilities Fund has proved to be a solid long term investment with average annual returns since 1988 (excluding sales charge) to the end of its fiscal year on July 31, 1995, of 9.79% to investors in Class B shares (the
Fund's oldest investment class). For additional performance information, please see the Average Annual Total Return chart on page 6 of this report. In our opinion, utilities offer high current income and tend to provide lower returns than more volatile, economically sensitive sectors in an equity market rally. When viewed over a full market cycle, we believe that utilities are a suitable alternative for more conservative investors.

We have a positive long-term outlook for the financial markets but our expectations are realistic. We do not see the current pace continuing without a period of consolidation or possibly several short-term market declines.
Over the next several quarters we envision sustainable 2% to 3% economic growth without inflationary pressures, combined with continued corporate-productivity and international-earnings gains. Financial-market volatility could increase if inflation fears emerge or corporate earnings do not meet optimistic investor expectations. The business climate should remain favorable, however, since the
Federal Reserve recently lowered short-term interest rates. Corporations are focused on controlling costs and technological advances continue to enhance productivity.

INDUSTRY OVERVIEW

The domestic electric-utility industry continues to be challenged by its evolving transition to a more competitive operating environment. This will be particularly visible at the generation level of a vertically integrated industry. The goal of deregulation is to reduce the cost of electricity and improve industry efficiency. These changes will impact the entire electric-utility industry, although the effect on individual companies and the pace of change will vary. Many individual states are now studying proposals for restructuring the industry within their own geographic boundaries. California is the most visible of these states with a proposal for the creation of a power-pool structure to purchase electricity from the lowest-cost supplier. Other states are taking a more cautious approach and awaiting the results of further studies. This disparity of proposals at the state level, combined with the strong mandate on the Federal level, will likely result in a slower transition to a fully competitive industry structure. The industry's evolution has continued to create investor uncertainty although the recent recognition that utilities are entitled to recover part or all of their uneconomic assets in a fully competitive environment on both the federal and state levels, has been encouraging.

In the past year, electric-utility managements have studied and implemented strategies designed to make companies more competitive.
These include
operating-cost reductions, using excess cash flow to retire debt and repurchase common stock, negotiating long-term contracts with large, industrial customers, accelerating depreciation schedules on nuclear plants, and reviewing diversification activities. The utilities that are a lower cost provider, which have strong management, a defined corporate strategy, and focus on customer needs, will benefit from a more competitive industry structure. Those companies with favorable competitive positions have performed better than those that are facing increasing competitive pressure. The uncertainty created by the industry's transition and the rally in the equity market have caused utility stocks to lag the market during 1995. During the second quarter of 1995, the yield on utility stocks was almost equal to the yield on long-term Treasury bonds. Historically, this has proven to be an attractive level for utility investors, relative to the fixed-income market. We expect electric utilities to perform in line with the broad equity market for the balance of 1995. Electric-utility stocks could, on occasion, outperform if volatility increases and investors seek more defensive investments.

PORTFOLIO STRATEGY

Our portfolio strategy remains focused on solid fundamental analysis and attractive relative valuations in the selection of investments. We combine both fixed-income and equity investments, which gives us access to market opportunities in both areas as long-term interest rates change. Our current portfolio mix as of the date of this letter is 51% common stocks (43% electric and gas and 8% telecommunications), 41% long-term investment-grade utility bonds, and 8% cash.

During the past fiscal year, electric-utility stock prices have reacted to the level of long-term interest rates which continues to be the major factor in the price movement of the sector. The decline in longterm interest rates and strong rally in utility stocks during the first half of 1995 have caused us to increase our cash holdings by taking profits in selected issues that appear to be fully valued. We intend to reinvest this cash in the next several months as the financial markets consolidate their recent gains. A market correction would be viewed as a buying opportunity.
Our current
electric-utility holdings combine yield-oriented defensive issues with growth-oriented, lower-yielding investments. Future investments will include both defensive and growth issues with special emphasis on less current income and more defined long-term growth opportunities. We feel that companies with solid management and service-territory growth will provide attractive total returns and achieve higher market valuations. During the past fiscal year, we have changed our focus to more long-term growth. We have initiated or added the following to our holdings: American Electric Power, Baltimore Gas and
Electric, FPL Group Inc., DPL Inc., Portland General, and
Houston Industries.
We have sold or reduced our holdings in: Allegheny Power
Systems, Dominion
Resources, Florida Progress, Long Island Lighting, Pacific
Gas and Electric,
and Pacificorp. We have maintained our weighting in the natural-gas sector as the industry offers some attractive long-term growth prospects but faces the more immediate problems of high storage levels and a declining commodity price level. We will continue to monitor this sector and will increase our holdings if the demand/supply relationship for the industry improves. We slightly reduced our telecommunications holdings during the past year as the industry awaits a major telecommunication reform proposal from Congress.
This proposal would give
the regional Bell operating companies greater access to the long-distance telephone market. We will review this industry as the legislation moves closer to approval and may add to our growth-oriented holdings such as GTE Corporation and Bell South Corporation.

The portfolio's fixed-income holdings are relatively unchanged and benefited from the rally in long-term bonds. Our focus continues to be on investment-grade, first-mortgage debentures with favorable price spreads to the fixed-income market. The yield spread between utility common stocks and utility bonds has favored equity investment during the past fiscal year. The number of new electric-utility bond offerings has also declined substantially resulting in an improved price structure and has made it more difficult to replace higher-quality holdings. However, since we intend to retain our higher-quality holdings this should not affect the portfolio. The substantial income received from this sector of the portfolio has enabled us to place additional emphasis on the selection of growth-oriented equity holdings.

SOME FINAL THOUGHTS

Electric utilities provide essential services to our growing economy. The changes occurring within the industry are focused on improving efficiency and lowering the cost of electricity to the consumer. While the industry must endure a period of uncertainty until the final structure is designed, it should not deter the long-term investor from the potential income and growth benefits of utility investing. In our opinion, careful stock selection, diversification and professional management will help to reduce the risks. We appreciate your continued support and confidence and will use all of our resources to assist in achieving your investment goals.

Sincerely,

/s/ Heath B. McLendon                /s/ Jack S. Levande

Heath B. McLendon                    Jack S. Levande
Chairman and                         Vice President and
Investment Officer                   Investment Officer

August 18, 1995

Smith Barney Utilities Fund

          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class A Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital
Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95        $13.28      $14.03        $0.82
$0.08           $0.02       13.24%
----------------------------------------------------------
------------------------------------
7/31/94         15.97       13.28         0.83
0.50            0.00       (8.99)
----------------------------------------------------------
------------------------------------
Inception*
  - 7/31/93     14.36       15.97         0.64
0.13            0.00       17.01
==========================================================
== ===================================
Total                                    $2.29
$0.71           $0.02
==========================================================
== ===================================
          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class B Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital
Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95        $13.28      $14.02        $0.76
$0.08           $0.02       12.62%
----------------------------------------------------------
------------------------------------
7/31/94         15.97       13.28         0.75
0.50            0.00       (9.52)
----------------------------------------------------------
------------------------------------
7/31/93         14.83       15.97         0.80
0.15            0.00       14.69
----------------------------------------------------------
------------------------------------
7/31/92 +       13.95       14.83         0.35
0.00            0.01        8.98
----------------------------------------------------------
------------------------------------
2/28/92         13.21       13.95         0.84
0.15            0.03       13.63
----------------------------------------------------------
------------------------------------
2/28/91         12.93       13.21         0.90
0.10            0.00       10.46
----------------------------------------------------------
------------------------------------
2/28/90         12.09       12.93         0.90
0.21            0.00       16.34
----------------------------------------------------------
------------------------------------
Inception*
  - 2/28/89     12.00       12.09         0.57
0.15            0.00        6.80
==========================================================
== ===================================
Total                                    $5.87
$1.34           $0.06
==========================================================
== ===================================
          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class C Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital
Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95        $13.28      $14.02        $0.76
$0.08           $0.02       12.62%
----------------------------------------------------------
------------------------------------
7/31/94         15.97       13.28         0.75
0.50            0.00       (9.52)
----------------------------------------------------------
------------------------------------
Inception*
  - 7/31/93     15.17       15.97         0.39
0.02            0.00        8.08
==========================================================
== ===================================
Total                                    $1.90
$0.60           $0.02
==========================================================
== ===================================

Smith Barney Utilities Fund

          ------------------------------------------------
----------------------------------------------
Historical Performance -- Class Z Shares -----------------
----------------------------------------------------------
-------------------
                Net Asset Value
              --------------------
              Beginning      End        Income
Capital
Gain     Return of     Total
Year Ended     of Year     of Year     Dividends
Distributions     Capital     Returns/(1)/
==========================================================
== ===================================
7/31/95        $13.28      $14.02        $0.87
$0.08           $0.02       13.55%
----------------------------------------------------------
------------------------------------
7/31/94         15.97       13.28         0.87
0.50            0.00       (8.78)
----------------------------------------------------------
------------------------------------
Inception*
  - 7/31/93     14.36       15.97         0.66
0.14            0.00       17.21
==========================================================
== ===================================
Total                                    $2.40
$0.72           $0.02
==========================================================
== ===================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY
AND CAPITAL GAINS, IF
ANY, ANNUALLY.

          ------------------------------------------------
-------------------------------
Average Annual Total Return ------------------------------
-------------------------------------------------
                                             Without Sales
Charge/(1)/
                                     ---------------------
---------------------
                                     Class A     Class B
Class C     Class Z
==========================================================
== ====================
Year Ended 7/31/95                    13.24%      12.62%
12.62%      13.55%
----------------------------------------------------------
---------------------
Five Years Ended 7/31/95                N/A        9.21
N/A         N/A ------------------------------------------
-------------------------------------
Inception* through 7/31/95             7.09        9.79
3.95        7.35 -----------------------------------------
--------------------------------------
                                             With Sales
Charge/(2)/
                                     ---------------------
---------------------
                                     Class A     Class B
Class C     Class Z
==========================================================
== ====================
Year Ended 7/31/95                     7.57%       7.62%
11.62%      13.55% ---------------------------------------
----------------------------------------
Five Years Ended 7/31/95                N/A        9.07
N/A         N/A ------------------------------------------
-------------------------------------
Inception* through 7/31/95             5.08        9.79
3.95        7.35 -----------------------------------------
--------------------------------------

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Cumulative Total Return ----------------------------------
---------------------------------------------

Without Sales Charge/(1)/
                                                       ---
---------------------
Class A (Inception* through 7/31/95)
20.57% ---------------------------------------------------
----------------------------
Class B (Inception* through 7/31/95)
98.62 ----------------------------------------------------
---------------------------
Class C (Inception* through 7/31/95)
10.11 ----------------------------------------------------
---------------------------
Class Z (Inception* through 7/31/95)
21.38 ----------------------------------------------------
---------------------------

(1)  Assumes reinvestment of all dividends and capital
gain distributions at net
    asset value and does not reflect deduction of the
applicable sales charge
    with respect to Class A shares or the applicable
contingent deferred sales
     charges ("CDSC") with respect to Class B and Class C
shares.
(2)  Assumes reinvestment of all dividends and capital
gain distributions at net
     asset value. In addition, Class A shares reflect the
deduction of the
   maximum initial sales charge of 5.00%, and Class B
shares reflect the
     deduction of a 5.00% CDSC which applies if shares
are redeemed less than
     one year from initial purchase. This CDSC declines
by 1.00% thereafter
    until no CDSC charge is incurred. Class C shares
reflect the deduction of a
     1.00% CDSC which applies if shares are redeemed
within the first year of
     purchase.
 +   For the period from March 1, 1992 to July 31, 1992
which reflects a change
     in the fiscal year end of the Fund.
 *   Inception dates for Class A, B, C and Z shares are
November 6, 1992, March
     28, 1988, February 4, 1993 and November 6, 1992,
respectively.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Historical Performance -----------------------------------
--------------------------------------------
               Growth of $10,000 Invested in Class B
Shares of
                       the Smith Barney Utilities Fund
      vs. the Standard & Poor's 500 Index and Lipper
Utilities Average/+/
                                  (unaudited) ------------
----------------------------------------------------------
---------
                            March 1988 - July 1995

                             [CHART APPEARS HERE]

          Smith Barney Utilities          S&P 500
Lipper Utilities Average
3/28/88     10,000                          10,000
10,000
7/89        12,210                          14,019
13,152
7/90        12,785                          14,931
13,654
7/91        14,362                          16,837
15,089
7/92        16,997                          18,990
18,063
7/93        19,494                          20,649
21,096
7/94        17,636                          21,714
19,855
7/95        19,861                          27,383
21,853

 +  Hypothetical illustration of $10,000 invested in Class
                             B
shares at inception
   on March 28, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The
Standard & Poor's 500
   Stock Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American
Stock Exchange and
  over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and it is not subject to the same management and trading expenses of a mutual fund. The
Lipper Analytical
    Services, Inc. Utilities Fund Average ("Lipper
Utilities Average") is
   composed of the Fund's peer group of mutual funds (13 funds as of July 31,
    1995) investing in utilities securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Portfolio Highlights (unaudited)
July 31, 1995 --------------------------------------------
-----------------------------------
Portfolio Breakdown

                           [PIE CHART APPEARS HERE]


Percentage of

Total Investments ----------------------------------------
---------------------------------------
Top Five Equity Holdings
Southern Co.
3.8%
Houston Industries
3.1
American Electric Power
2.9
Texas Utilities Co.
2.4
Bellsouth Corp.
2.3

Top Five Bond Holdings
Pacific Gas & Electric
2.7%
Commonwealth Edison
2.2
Utilicorp. United Inc.
1.4
Philadelphia Electric
1.6
Hydro-Quebec
1.2

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Schedule of Investments
July 31, 1995 --------------------------------------------
-----------------------------------

  SHARES                          SECURITY
VALUE ----------------------------------------------------
---------------------------
COMMON STOCKS -- 51.7%
Electric & Gas -- 41.9%
  1,500,000     American Electric Power Inc.
$ 51,750,000
    200,000     Baltimore Gas & Electric Co.
4,975,000
    250,000     Boston Edison Co.
6,250,000
  1,000,000     Central & Southwest Corp.
25,500,000
  1,200,000     Cinergy Corp.
31,200,000
    600,000     Consolidated Edison Company of New York
Inc.
17,400,000
  1,200,000     DPL Inc.
26,700,000
  1,000,000     Detroit Edison Co.
29,500,000
    750,000     Entergy Corp.
17,812,500
  1,000,000     FPL Group Inc.
38,250,000
    800,000     General Public Utilities Corp.
23,100,000
  1,250,000     Houston Industries Inc.
54,687,500
    350,000     MCN Corp.
6,650,000
  1,000,000     NIPSCO Industry Inc.
32,625,000
    700,000     New England Electric Systems
23,537,500
    359,500     New York State Electric & Gas Corp.
8,403,313
    250,000     Northeast Utilities
5,625,000
    300,000     Oklahoma Gas & Electric Co.
10,200,000
  1,100,000     Peco Energy Co.
31,487,500
    500,000     Pacificorp
9,187,500
    750,000     Panhandle Eastern Corp.
18,281,250
    550,000     Pinnacle West Capital Corp.
13,406,250
    100,000     Portland General Corp.
2,300,000
    800,000     Public Service Company of Colorado
25,300,000
  1,000,000     Public Service Enterprise Group
27,750,000
    275,000     San Diego Gas & Electric Co.
5,878,125
    800,000     SCANA Corp.
17,300,000
  1,000,000     SCE Corp.
17,125,000
  3,000,000     Southern Co.
66,000,000
    650,000     Tenneco Inc.
32,175,000
  1,250,000     Texas Utilities Co.
42,343,750
    500,000     Westcoast Energy Co.
7,562,500 ------------------------------------------------
-------------------------------

730,262,688 ----------------------------------------------
---------------------------------
Telephone -- 9.8%
    500,000     American Telephone & Telegraph Corp.
26,375,000
    600,000     Bellsouth Corp.
40,650,000
    550,000     GTE Corp.
19,525,000
    750,000     NYNEX Corp.
30,937,500

                      See Notes to Financial Statements.
10

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

  SHARES                          SECURITY
VALUE ----------------------------------------------------
---------------------------
Telephone -- 9.8% (continued)
  1,100,000   Unicom Corp.
$ 30,525,000
    550,000   U.S. West Inc.
23,581,250 -----------------------------------------------
--------------------------------

171,593,750 ----------------------------------------------
---------------------------------
              TOTAL COMMON STOCKS
              (Cost -- $855,059,093)
901,856,438 ----------------------------------------------
---------------------------------

    FACE
   AMOUNT                         SECURITY
VALUE ----------------------------------------------------
---------------------------
CORPORATE BONDS AND NOTES -- 43.0%
Electric & Gas -- 42.2%
              Arizona Public Service Co.:
$ 8,800,000     7.250% due 8/01/23
8,008,000
  2,000,000     8.000% due 2/01/25
1,980,000
  5,000,000   Arkansas Power & Light Co., 8.700% due
11/01/22          5,425,000
              Atlantic City Electric Co.:
 16,000,000     7.000% due 9/01/23
14,460,000
 15,000,000     7.000% due 8/01/28
13,500,000
              Boston Edison Co.:
  8,000,000     7.800% due 3/15/23
7,430,000
  7,000,000     8.250% due 9/15/22
6,676,250
  5,000,000     9.875% due 6/01/23
5,543,750
              Carolina Power & Light Co.:
 10,000,000     8.200% due 7/01/22
10,387,500
 11,950,000     8.625% due 9/15/21
13,249,562
  2,000,000   Central Illinois Light Co., 8.200% due
1/15/22
2,082,500
  4,000,000   Central Power & Light Co., 7.500% due
4/01/23
3,890,000
              Cincinnati Gas & Electric Co.:
  2,700,000     7.200% due 10/01/23
2,460,375
  2,800,000     8.500% due 9/01/22
2,859,500
  3,000,000   Cleveland Electric Illuminating Co., 9.000%
due 7/01/23  2,745,000
  3,500,000   Columbus Southern Power Co., 8.700% due
7/01/22          3,688,125
 10,000,000   Consolidated Edison Co., 7.500% due 6/15/23
9,612,500
              Commonwealth Edison Co.:
  2,000,000     7.500% due 7/01/13
1,910,000
  3,100,000     7.625% due 4/15/13
2,999,250
 10,850,000     7.750% due 7/15/23
10,416,000
 14,250,000     8.375% due 9/15/22
14,499,375
  7,000,000     9.875% due 6/15/20
7,892,500

                      See Notes to Financial Statements.
11

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

    FACE
   AMOUNT                         SECURITY
VALUE
==========================================================
== ====================
Electric & Gas -- 42.2% (continued)
              Duquesne Light Co.:
$12,000,000     7.550% due 6/15/25
$11,430,000
  3,000,000     7.625% due 4/15/23
2,868,750
  2,500,000     8.750% due 5/15/22
2,615,625
 10,000,000   Florida Power Corp., 8.625% due 11/01/21
10,987,500
 15,100,000   Houston Lighting & Power Co., 9.150% due
3/15/21        17,553,750
              Hydro-Quebec:
 20,000,000     8.250% due 1/15/27
20,700,000
  5,000,000     8.625% due 6/15/29
5,375,000
 11,800,000   Idaho Power Co., 8.750% due 3/15/27
12,788,250
  8,000,000   Illinois Power Co., 7.500% due 7/15/25
7,630,000
 10,500,000   Interstate Power Co., 8.625% due 9/15/21
11,313,750
 12,400,000   Iowa Electric Light & Power Co., 7.000% due
10/01/23    11,392,500
             Iowa Illinois Gas & Electric Co.:
  8,500,000     6.950% due 10/15/25
7,841,250
  3,500,000     7.450% due 3/15/23
3,434,375
 20,000,000   Jersey Central Power & Light Co., 6.750% due
11/01/25   17,375,000
  15,500,000   Kentucky Utilities Co., 8.550% due 5/15/27
16,546,250
              Long Island Lighting Co.:
 11,000,000     9.000% due 11/01/22
10,230,000
  8,000,000     9.625% due 7/01/24
7,980,000
    10,000,000   Madison Gas & Electric Co., 7.700% due
                          2/15/22
9,812,500
  2,000,000   Midwest Power System Inc., 8.000% due
2/15/22
2,070,000
  13,000,000   Mississippi Power & Light Co., 8.650% due
1/15/23       13,747,500
              Monongahela Power Co.:
 14,000,000     7.625% due 5/01/25
13,807,500
  5,500,000     8.625% due 11/01/21
5,795,625
  3,000,000   Montana Power Co., 8.950% due 2/01/22
3,258,750
  2,000,000   Narragansett Power Co., 9.125% due 5/01/21
2,257,500
  3,000,000   Nevada Power & Light Co., 8.500% due 1/01/23
3,082,500
 18,450,000   New Orleans Public Service Inc., 8.000% due
3/01/23     18,403,875
            New York State Electric & Gas Co.:
  2,250,000     7.450% due 7/15/23
2,120,625
 11,750,000     8.300% due 12/15/22
12,073,125
              Niagara Mohawk Power Corp.:
  6,275,000     7.785% due 4/01/24
5,851,438
  5,000,000     8.500% due 7/01/23
4,956,250
  5,000,000     8.750% due 4/01/22
5,062,500
  1,920,000   Northern States Power Co., 9.125% due
4/01/21
2,040,000
 14,000,000   Oklahoma Gas & Electric Co., 8.875% due
12/01/20        15,557,500
    10,000,000   Old Dominion Electric Co., 7.780% due
                         12/01/23
10,050,000

                      See Notes to Financial Statements.
12

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

    FACE
   AMOUNT                         SECURITY
VALUE ----------------------------------------------------
---------------------------
Electric & Gas -- 42.2% (continued)
              Pacific Gas & Electric Co.:
$14,250,000     6.750% due 10/01/23
$  12,468,750
 13,500,000     7.050% due 3/01/24
12,285,000
 19,000,000     7.250% due 3/01/26
17,527,500
  4,000,000     8.800% due 5/01/24
4,455,000
  7,500,000   Pennsylvania Power & Light Co., 8.500% due
5/01/22       7,809,375
              Philadelphia Electric Co.:
 13,000,000     7.750% due 5/01/23
12,252,500
 14,300,000     8.750% due 4/01/22
14,907,750
  6,000,000   Portland General Electric Co., 7.750% due
4/15/23        5,880,000
  5,000,000   Potomac Edison Co., 7.750% due 2/01/23
5,018,750
  5,000,000   Potomac Electric Power Co., 8.500% due
5/15/27
5,243,750
  10,000,000   Public Service Co. of Colorado, 8.750% due
3/01/22      10,462,500
  6,700,000   Public Service Co. of Oklahoma, 7.375% due
4/01/23       6,457,125
  7,000,000   Public Service Electric & Gas Co., 9.250%
due
6/01/21    7,945,000
  2,000,000   Rochester Gas & Electric Co., 9.375% due
4/01/21         2,155,000
 12,500,000   San Diego Gas & Electric Co., 8.500% due
4/01/22        13,421,875
  9,000,000   South Carolina Electric & Gas Co., 7.625%
due
6/01/23    8,865,000
  5,000,000   Southern California Edison Co., 7.125% due
7/15/25       4,568,750
 15,000,000   Southwestern Electric Power Co., 6.875% due
10/01/25    13,650,000
 10,500,000   Tampa Electric Co., 7.750% due 11/01/22
10,539,375
               Texas Utilities Electric Co.:
 12,000,000     7.875% due 3/01/23
11,760,000
  5,000,000     7.875% due 4/01/24
4,900,000
  7,000,000     9.750% due 5/01/21
7,927,500
              Utilicorp United Inc.:
 13,000,000     8.000% due 3/01/23
12,545,000
 23,000,000     9.000% due 11/15/21
24,523,750
  5,000,000   Virginia Electric Power Co., 8.250% due
3/01/25          5,168,750
  11,500,000   Western Pennsylvania Power Co., 8.875% due
2/01/21      12,204,375
  4,500,000   Western Resources Inc., 8.500% due 7/01/22
4,719,375
  5,000,000   Wisconsin Electric Power, 7.700% due
12/15/27
4,806,250
  3,700,000   Wisconsin Power & Light Co., 8.600% due
3/15/27          3,935,875
  6,900,000   Wisconsin Public Service Corp., 8.800% due
9/01/21       7,417,500
----------------------------------------------------------
---------------------

735,545,750 ----------------------------------------------
---------------------------------
Miscellaneous -- 0.2%
  3,000,000   Selkirk Cogen Funding Corp., 8.980% due
6/26/12          3,187,500
----------------------------------------------------------
---------------------

                      See Notes to Financial Statements.
13

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-----------------------------------

    FACE
   AMOUNT                         SECURITY
VALUE ----------------------------------------------------
---------------------------
Telephone -- 0.6%
              GTE Corp.:
$ 5,000,000     7.830% due 5/01/23
$    4,856,250
  5,000,000     8.750% due 11/01/21
5,387,500 ------------------------------------------------
-------------------------------

10,243,750 -----------------------------------------------
--------------------------------
               TOTAL CORPORATE BONDS & NOTES
              (Cost -- $742,561,705)
748,977,000
==========================================================
== ====================
REPURCHASE AGREEMENTS -- 5.3%
 50,000,000   First Boston Inc., 5.730% due 8/01/95;
Proceeds at
              maturity--$50,007,959; (Fully collateralized
by
              U.S. Treasury Note, 8.500% due 7/15/97;
              Market value -- $51,022,125)
50,000,000
42,548,000   Chemical Securities Inc., 5.769% due 8/01/95;
              Proceeds at maturity--$42,554,818; (Fully
              collateralized by U.S. Treasury Note, 7.375%
due
              11/15/97; Market value -- $43,402,877)
42,548,000 -----------------------------------------------
--------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost -- $92,548,000)
92,548,000
==========================================================
== ====================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,690,168,798*)
$1,743,381,438
==========================================================
== ====================

 * Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.
14

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Statement of Assets and Liabilities
July 31, 1995 --------------------------------------------
-----------------------------------

ASSETS:
  Investments, at value (Cost -- $1,690,168,798)
$1,743,381,438
  Cash
905
  Receivable for Fund shares sold
990,250
  Receivable for securities sold
454,735
  Dividends and interest receivable
21,400,512 -----------------------------------------------
-------------------------------
  Total Assets
1,766,227,840 --------------------------------------------
----------------------------------
LIABILITIES:
  Payable for Fund shares purchased
1,241,677
  Investment advisory fees payable
1,355,629
  Administration fees payable
599,298
  Distribution costs payable
1,843,951
  Payable for securities purchased
179,487
  Accrued expenses
866,297 --------------------------------------------------
----------------------------
  Total Liabilities
6,086,339 ------------------------------------------------
------------------------------
Total Net Assets
$1,760,141,501
==========================================================
== ===================
NET ASSETS:
  Par value of shares of beneficial interest
$      125,549
  Capital paid in excess of par value
1,740,317,555
  Accumulated net realized loss on investments
(33,514,243)
  Net unrealized appreciation of investments
53,212,640 -----------------------------------------------
-------------------------------
Total Net Assets
$1,760,141,501
==========================================================
== ===================
Shares Outstanding:
  Class A
12,046,494 -----------------------------------------------
  -----------
-------------------
  Class B
112,179,525 ----------------------------------------------
  ------------
-------------------
  Class C
279,981 --------------------------------------------------
  --------
-------------------
  Class Z
1,043,265 ------------------------------------------------
  ----------
-------------------
Net Asset Value:
  Class A (and redemption price)
$14.03 ---------------------------------------------------
  -------
-------------------
  Class B*
$14.02 ---------------------------------------------------
  -------
-------------------
  Class C**
$14.02 ---------------------------------------------------
  -------
-------------------
  Class Z (and redemption price)
$14.02 ---------------------------------------------------
  -------
-------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 5.26% of net asset value per share)
$14.77
==========================================================
== ===================

 *  Redemption price is NAV of Class B shares reduced by a
5.00% CDSC if shares
   are redeemed less than one year from initial purchase
(See Note 2).
**  Redemption price is NAV of Class C shares reduced by a
1.00% CDSC if shares
    are redeemed within the first year of purchase.
                      See Notes to Financial Statements.
15

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Statement of Operations                         For the
Year Ended July 31, 1995 ---------------------------------
----------------------------------------------

INVESTMENT INCOME:
  Dividends
$ 66,683,372
  Interest
62,581,725 -----------------------------------------------
-------------------------------
  Total Investment Income
129,265,097 ----------------------------------------------
--------------------------------
EXPENSES:
  Distribution fees (Note 2)
12,305,595
  Investment advisory fees (Note 2)
7,885,332
  Administration fees (Note 2)
3,542,538
  Shareholder and system servicing fees
1,957,000
  Shareholder communications
330,000
  Custody
165,000
  Registration fees
80,000
  Audit and legal
40,500
  Trustees' fees
40,000
  Other
97,643 ---------------------------------------------------
---------------------------
  Total Expenses
26,443,608 -----------------------------------------------
-------------------------------
Net Investment Income
102,821,489 ----------------------------------------------
--------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales
901,901,130
    Cost of securities sold
935,415,373 ----------------------------------------------
--------------------------------
  Net Realized Loss
(33,514,243) ---------------------------------------------
---------------------------------
   Change in Net Unrealized Appreciation of Investments:
    Beginning of year
(81,900,040)
    End of year
53,212,640 -----------------------------------------------
-------------------------------
  Increase in Net Unrealized Appreciation
135,112,680 ----------------------------------------------
--------------------------------
Net Gain on Investments
101,598,437 ----------------------------------------------
--------------------------------
Increase in Net Assets From Operations
$204,419,926
==========================================================
== ===================


                      See Notes to Financial Statements.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Statements of Changes in Net Assets                 For
the Years Ended July 31, ---------------------------------
----------------------------------------------

1995               1994 ----------------------------------
----------------------------------------------------
OPERATIONS:
   Net investment income                               $
102,821,489     $  123,112,775
  Net realized gain (loss)
(33,514,243)        51,444,413
  Increase (decrease) in net unrealized
    appreciation of investments
135,112,680       (410,755,069) --------------------------
----------------------------------------------------------
--
  Increase (Decrease) in Net
    Assets From Operations
204,419,926       (236,197,881) --------------------------
----------------------------------------------------------
--
DISTRIBUTION TO
SHAREHOLDERS FROM:
  Net investment income
(100,155,893)      (120,473,042)
  Overdistribution of net income
--         (4,592,716)
  Net realized gains
--        (82,734,637)
  Overdistribution of realized gain
(10,931,878)                --
  Capital
(2,430,498)                -------------------------------
--------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders
(113,518,269)      (207,800,395) -------------------------
----------------------------------------------------------
---
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales
281,385,409        317,051,744
  Net value of shares issued
    to shareholders for
    reinvestment of dividends
91,060,017        168,684,429
  Cost of shares reacquired
(580,475,140)    (1,006,685,681) -------------------------
----------------------------------------------------------
---
  Decrease in Net Assets
    From Fund Share Transactions
(208,029,714)      (520,949,508) -------------------------
----------------------------------------------------------
---
Decrease in Net Assets
(117,128,057)      (964,947,784)
NET ASSETS:
  Beginning of year
1,877,269,558      2,842,217,342
----------------------------------------------------------
----------------------------
  End of year*
$1,760,141,501     $1,877,269,558
==========================================================
== ===========================
* Includes overdistributed net investment income of:
--        $(2,665,596)
==========================================================
== ===========================


                      See Notes to Financial Statements.
17

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Notes to Financial Statements ----------------------------
---------------------------------------------------

     1.   Significant Accounting Policies

   The Smith Barney Utilities Fund ("Fund"), a separate investment fund of the
Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Trust consists of the
Fund and six other separate investment funds: Smith Barney
Exchange Reserve
Fund, Smith Barney Premium Total Return Fund, Smith Barney
High Income Fund,
Smith Barney Tax-Exempt Income Fund, Smith Barney
Diversified Strategic Income
Fund and Smith Barney Convertible Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently
followed by the Trust are:
(a) securities transactions are accounted for on trade
date; (b) securities
traded on national securities markets are valued at the
closing price on such
markets; securities traded in the over-the-counter market
and listed securities
for which no sales price were reported and U.S. Government
and Government Agency
obligations are valued at bid price, or in the absence of
a recent bid price, at
the bid equivalent obtained from one or more of the major
market makers; (c)
short-term securities that have a maturity of more than 60
days are valued at
prices based on market quotations for securities of
similar type, yield and
maturity; (d) short-term investments that have a maturity
of 60 days or less are
valued at cost plus accreted discount, or minus amortized
premium, as
applicable; (e) dividend income is recorded on ex-dividend
date and interest
income is recorded on the accrual basis; (f) gains or
losses on the sale of
securities are recorded on the identified cost basis; (g)
dividends and
distributions to shareholders are recorded on the ex
dividend date; (h) direct
expenses are charged to each fund and each class;
management fees and general
fund expenses are allocated on the basis of relative net
assets of each class;
(i) the Fund intends to comply with the applicable
provisions of the Internal
Revenue Code of 1986, as amended, pertaining to regulated
investment companies
and to make distributions of taxable income sufficient to
relieve it from
substantially all Federal income and excise taxes and (i)
in accordance with
Statement of Position 93-2 Determination, Disclosure, and
Financial Statement --------------------------------------
--------------------------------------
Presentation of Income, Capital Gain, and Return of
Capital Distributions by ---------------------------------
------------------------------------------
Investment Companies. Accordingly, the net investment loss
of $2,427,225 and a
---------------------

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

portion of the net realized loss on investments amounting to $3,273 at July 31,
1995 has been reclassified to paid-in capital. Net investment income, net realized gains, and net assets were not affected by this change.

     2.   Investment Advisory Agreement, Administration
Agreement and Other
          Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Funds pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets; this fee is calculated daily and paid monthly.

   SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc.
("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, had entered into a
sub-administration agreement with the Fund and SBMFM.
SBMFM paid Boston Advisors
a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of March 27, 1995 this relationship was terminated.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1995, SB received brokerage commissions of $162,924 and sales charges of approximately $150,600 of sales for the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on certain
Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1995, CDSC's of approximately
$4,738,800 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

respect to Class B and C shares calculated at the annual rate of 0.50% and
0.45%, respectively, of the average daily net assets for each class. The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively.

     All officers and one trustee of the Fund are employees of SB.

     3.   Investments

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $614,533,492 and $901,901,130, respectively.

   At July 31, 1995, the net unrealized appreciation of investments for
Federal income tax purposes consisted of the following:

==========================================================
== ===================
Gross unrealized appreciation
$98,737,521
Gross unrealized depreciation
(45,524,881) ---------------------------------------------
---------------------------------
Net unrealized appreciation
$53,212,640
==========================================================
== ===================

     4.   Capital Loss Carryforward

     At July 31, 1995, the Fund had approximately
$18,779,651 of capital loss
carryforwards available to offset future capital gains expiring on July 31,
2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5.   Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.   Shares of Beneficial Interest

    The Fund may issue an unlimited number of shares of beneficial interest of each class in each separate series with a $0.001 par value. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D and C shares as C shares and
Z shares, respectively. At July 31, 1995, total paid-in capital amounted to the following for each class:

                            Class A            Class B
Class C        Class Z
==========================================================
== ============================
Total Paid-in Capital     $160,909,905     $1,559,678,508
$3,931,044     $15,923,647
==========================================================
== ============================

Transactions in shares of each class were as follows:

                                  Year Ended
Year Ended
                                 July 31, 1995
July 31, 1994
                        ----------------------------------
-------------------------
                           Shares            Amount
Shares            Amount ---------------------------------
--------------------------------------------------------
CLASS A
Shares sold              12,200,129      $ 155,398,366
1,190,478      $  18,086,455
Shares issued on
  reinvestment              635,849          8,481,967
263,745          3,899,160
Shares redeemed          (3,912,440)       (51,670,012)
(1,703,880)       (25,063,608) ---------------------------
----------------------------------------------------------
----
Net Increase (Decrease)   8,923,538      $ 112,210,321
(249,657)     $  (3,077,993)
==========================================================
==
==============================
CLASS B
Shares sold               8,946,045      $ 116,256,568
18,848,373      $ 289,406,819
Shares issued on
   reinvestment            5,975,380         81,512,249
10,988,064        162,852,087
Shares redeemed         (40,024,691)      (522,321,582)
(65,768,788)      (965,045,931) --------------------------
----------------------------------------------------------
-----
Net Decrease            (25,103,266)     $(324,552,765)
(35,932,351)     $(512,787,025)
==========================================================
== ==============================
CLASS C+
Shares sold                 304,315      $   4,058,795
142,046      $   2,066,406
Shares issued on
   reinvestment               12,479            167,141
6,211             88,581
Shares redeemed            (179,428)        (2,396,381)
(21,427)          (291,646) ------------------------------
----------------------------------------------------------
-
Net Increase                137,366      $   1,829,555
126,830      $   1,863,341
==========================================================
== ==============================
CLASS Z++
Shares sold                 428,912      $   5,671,680
493,082      $   7,492,064
Shares issued on
   reinvestment               67,336            898,660
123,974          1,844,601
Shares redeemed            (309,629)        (4,087,165)
(1,153,635)       (16,284,496) ---------------------------
----------------------------------------------------------
----
Net Increase (Decrease)     186,619      $   2,483,175
(536,579)     $  (6,947,831)
==========================================================
== ==============================

  + On November 7, 1994, the former Class D shares were renamed Class C shares.
++ On November 7, 1994, the former Class C shares were renamed Class Z shares.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

     7.   Concentration of Credit
   Because the Fund concentrates its investments in the utilities industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives.
The risks could adversely affect the ability and inclination of companies within the utilities industry to declare or pay dividends or interest and the ability of holders of such securities to realize any value from the assets of the issuer upon liquidation or bankruptcy.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Financial Highlights -------------------------------------
------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares
1995        1994       1993(1) ---------------------------
----------------------------------------------------------
----
Net Asset Value, Beginning of Year
$13.28      $15.97     $14.36 ----------------------------
----------------------------------------------------------
---
Income (Loss) From Operations:
  Net investment income
0.85        0.56       0.66
  Net realized and unrealized gain (loss) on investments
0.82       (1.92)      1.72 ------------------------------
----------------------------------------------------------
-
Total Income (Loss) From Operations
1.67       (1.36)      2.38 ------------------------------
----------------------------------------------------------
-
Less Distributions From:
  Net investment income
(0.82)      (0.80)     (0.63)
  Overdistribution of net income
--       (0.03)     (0.01)
  Net realized gains
--       (0.50)     (0.13)
  Overdistribution of net realized
  gains
(0.08)         --         --
  Capital
(0.02)         --         --------------------------------
----------------------------------------------------------
Total Distributions
(0.92)      (1.33)     (0.77) ----------------------------
----------------------------------------------------------
---
Net Asset Value, End of Year
$14.03      $13.28      $15.97 ---------------------------
----------------------------------------------------------
----
Total Return
13.24%      (8.99)%     17.01%++ -------------------------
----------------------------------------------------------
------
Net Assets, End of Year (000s)
$168,963     $41,458     $53,856 -------------------------
----------------------------------------------------------
------
Ratios to Average Net Assets:
  Expenses
1.07%       1.07%       1.07%+
  Net investment income
6.36        5.54        5.67+ ----------------------------
----------------------------------------------------------
---
Portfolio Turnover Rate
36%         28%         37%
==========================================================
== ==============================

(1)  For the period from November 6, 1992 (inception date)
to July 31, 1993.
 ++  Total return is not annualized as it may not be
representative of the total
     return for the year.
 +   Annualized.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                               1995
1994 1993       1992(1)    1992(2)
==========================================================
== =====================================
Net Asset Value, Beginning of Year          $13.28
$15.97     $14.83     $13.95     $13.21 ------------------
----------------------------------------------------------
--------------------
Income (Loss) From Operations:
  Net investment income                       0.78
0.75       0.79       0.35       0.82
  Net realized and unrealized
    gain (loss) on investments                0.82
(2.19)      1.30       0.89       0.94 -------------------
----------------------------------------------------------
-------------------
Total Income (Loss) From Operations           1.60
(1.44)      2.09       1.24       1.76
----------------------------------------------------------
--------------------------------------
Less Distributions From:
  Net investment income                      (0.76)
(0.72)     (0.79)     (0.35)     (0.84)
  Overdistribution of net income
--
(0.03)     (0.01)        --         --
  Net realized gains                            --
(0.50)     (0.15)        --      (0.15)
Overdistribution of net realized gains     (0.08)        -
-         --         --         --
Capital                                    (0.02)        -
-         --      (0.01)     (0.03)
----------------------------------------------------------
--------------------------------------
Total Distributions                          (0.86)
(1.25)     (0.95)     (0.36)     (1.02)
----------------------------------------------------------
--------------------------------------
Net Asset Value, End of Year                $14.02
$13.28     $15.97     $14.83     $13.95
----------------------------------------------------------
--------------------------------------
Total Return                                 12.62%
(9.52)%    14.69%      8.98%++   13.63%
----------------------------------------------------------
--------------------------------------
Net Assets, End of Year (millions)          $1,573
$1,823     $2,766     $1,721     $1,275
----------------------------------------------------------
--------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.56%
1.54%      1.56%      1.57%+     1.58%
  Net investment income                       5.82
5.07       5.17       5.78+      6.04
----------------------------------------------------------
--------------------------------------
Portfolio Turnover Rate                         36%
28%        37%        10%        33%
==========================================================
== =====================================

(1)  For the period from March 1, 1992 to July 31, 1992.
(2)  For the period from March 1, 1991 to February 28,
1992.
 ++  Total return is not annualized as it may not be
representative of the total
     return for the year.
 +   Annualized.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares(1)
1995       1994     1993(2)
==========================================================
== ===========================
Net Asset Value, Beginning of Year
$13.28     $15.97    $15.17
----------------------------------------------------------
----------------------------
Income (Loss) From Operations:
  Net investment income
0.78      0.73       0.35
  Net realized and unrealized gain (loss) on investments
0.82     (2.17)      0.86 --------------------------------
------------------------------------------------------
Total Income (Loss) From Operations
1.60     (1.44)      1.21 --------------------------------
------------------------------------------------------
Less Distributions From:
  Net investment income
(0.76)    (0.72)     (0.38)
  Overdistribution of net income
--     (0.03)     (0.01)
  Net realized gains
--     (0.50)     (0.02)
  Overdistribution of net realized
  gains
(0.08)       --         --
  Capital
(0.02)       --         --
----------------------------------------------------------
----------------------------
Total Distributions
(0.86)    (1.25)     (0.41) ------------------------------
--------------------------------------------------------
Net Asset Value, End of Year
$14.02     $13.28    $15.97
----------------------------------------------------------
----------------------------
Total Return
12.62%     (9.52)%    8.08%++
----------------------------------------------------------
----------------------------
Net Assets, End of Year (000s)
$3,925     $1,894      $252
----------------------------------------------------------
----------------------------
Ratios to Average Net Assets:
  Expenses
1.51%      1.48%     1.49%+
  Net investment income
5.77       5.13      5.25+
----------------------------------------------------------
----------------------------
Portfolio Turnover Rate
36%        28%       37%
==========================================================
== ===========================

(1)  On November 7, 1994, the former Class D shares were
renamed Class C shares.
(2)  For the period from February 4, 1993 (inception
date) to July 31, 1993.
 ++  Total return is not annualized as it may not be
representative of the total
     return for the year.
 +   Annualized.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares(1)                             1995
1994      1993(2)
==========================================================
== ==============
Net Asset Value, Beginning of Year           $13.28
$15.97     $14.36
----------------------------------------------------------
---------------
Income (Loss) From Operations:
  Net investment income                        0.89
0.89       0.69
  Net realized and unrealized
    gain (loss) on investments                 0.82
(2.21)      1.72
----------------------------------------------------------
---------------
Total Income (Loss) From Operations            1.71
(1.32)      2.41
----------------------------------------------------------
---------------
Less Distributions From:
  Net investment income                       (0.87)
(0.84)     (0.65)
  Overdistribution of net income                 --
(0.03)     (0.01)
  Net realized gains                             --
(0.50)     (0.14)
  Overdistribution of net realized gains      (0.08)
--         --
  Capital                                     (0.02)
--         --
----------------------------------------------------------
---------------
Total Distributions                           (0.97)
(1.37)     (0.80)
----------------------------------------------------------
---------------
Net Asset Value, End of Year                 $14.02
$13.28     $15.97 ----------------------------------------
---------------------------------
Total Return                                  13.55%
(8.78)%    17.21%++ --------------------------------------
-----------------------------------
Net Assets, End of Year (000s)              $14,631
$11,372   $22,251 ----------------------------------------
---------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.81%
0.69%     0.68%+
  Net investment income                        6.58
5.92      6.06+ ------------------------------------------
-------------------------------
Portfolio Turnover Rate                          36%
28%       37%
==========================================================
== ==============

(1)  On November 7, 1994, the former Class C shares were
renamed Class Z shares.
(2)  For the period from November 6, 1992 (inception date)
to July 31, 1993.
 ++  Total return is not annualized as it may not be
representative of the total
     return for the year.
 +   Annualized.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Additional Information -----------------------------------
--------------------------------------------

   Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P ("Coopers
& Lybrand") as the
Fund's independent auditor and voted to appoint KPMG Peat
Marwick LLP. During
the Fund's two most recent fiscal years, Coopers &
Lybrand's audit reports
contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with
Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The
Fund has requested
Coopers & Lybrand to provide a letter to the Securities and Exchange
Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at
(212) 723-9218.

Smith Barney Utilities Fund ------------------------------
-------------------------------------------------
Independent Auditors' Report -----------------------------
--------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Utilities Fund of
Smith Barney Income Funds:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney
Utilities Fund of
Smith Barney Income Funds as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31,
1994 and the financial highlights for each of the years or periods in the four-year period then ended, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney Utilities Fund
of Smith Barney Income Funds as of July 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP

New York, New York
September 22, 1995

Smith Barney
Utilities Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Jack S. Levande
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary




SMITH BARNEY
------------

[LOGO OF TRAVELERS GROUP APPEARS HERE]
Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of
Smith Barney Utilities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Utilities Fund
388 Greenwich Street
New York, New York 10013


FD 0426 9/95

----------------------------------------------------------
---------------------
                           A N N U A L   R E P O R T -----
----------------------------------------------------------
----------------
1995
1995
1995
1995
1995

                                Smith Barney
                                High Income
                                Fund

                                --------------------------
---------------------

                                July 31, 1995



        [LOGO APPEARS HERE]     Smith Barney Mutual Funds
                                Investing for your future.
                                Every day.


-----------------------------
Smith Barney High Income Fund --------------------------
---

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney High Income
Fund. Over the past year, the Fund paid dividends totaling $1.12 per share for
Class A shares. For the 12 months ended July 31, 1995, the Fund generated a total return of 10.28% for Class A shares. This surpassed a return of 9.23% for the 5-year Treasury note.

The Fund's performance was in line with the 10.34% average total return for all high yield mutual funds, as reported by Lipper Analytical
Services for the same
period. Considering the extreme swings in interest rates and bond prices over the past year, we have maintained the Fund's average maturity in the five- to six-year range. We believe that this relatively conservative intermediate average maturity, along with the conservative credit quality of the Fund's holdings, will generate superior, more consistent and less volatile returns over a full market cycle.

Our primary focus is to deliver a consistently high level of current income with total return as a secondary objective. To achieve these goals, we employ a disciplined strategy, which is to invest primarily in better quality, high-yielding corporate bonds which may receive a credit-rating upgrade in the next one to three years. On a selective basis, we have also added what we consider to be attractively valued convertible bonds and both preferred and common stocks to the portfolio with the objective of further enhancing the total return. By emphasizing the improving credits in the high-yield market, we have the potential to generate, not only competitive current dividend yields, but also capital appreciation. We are not attempting to maximize yield regardless of credit risk. Instead we are seeking to provide a competitive dividend yield with superior total return.

Market and Economic Overview

After a strong second half in 1994, the economy slipped into a significant slowdown in the first half of 1995 with a pronounced deterioration in consumption expenditures. As a result, the overall bond market rallied significantly with 30-year U.S. Treasury bond yields falling from 8.00% in
January to 6.50% by the end of June.


1


The retail sector of the economy experienced the greatest deterioration with little pricing power on the part of most retail chains.
Even the automobile
industry, which enjoyed a strong year in 1994, encountered weaker sales trends in 1995. As mentioned in our last semi-annual report, during 1994 individuals financed a large portion of their purchases with debt. As a result, individuals' debt climbed to onerous levels. This is now probably acting as a drag on consumption as consumer debt levels are brought down to more manageable percentages. The industrial side of the economy, which has benefited from strong overseas demand, also appears to be moderating based upon recent industrial-production statistics.

In response to the weak first-half economic results, the Federal Reserve modestly reduced short-term interest rates in early July, signaling their intention to prevent the overall economy from falling into a recession. Recent economic statistics indicate that the economy appears to be regaining some of its lost momentum with stronger housing activity and industrial production. In response, the bond market reversed direction with 30-year
Treasury yields rising
to roughly 7.00% from a low of 6.50% at the end of June.
Despite the Treasury
market correction, the high-yield market continued to rally on reduced fears of economic recession.

In summary, we would not expect a recession since the latest economic trends have been positive and the Federal Reserve's monetary policy has been more supportive. We do believe that the economy will remain on a moderate growth track which will present more of a challenge to corporate profitability, especially in the consumer-related areas of the economy.

Portfolio Strategy

During the past six months, as general economic conditions deteriorated, we moved the portfolio to an even more conservative credit posture, increasing our exposure to the stronger, better capitalized companies and away from the weaker, underperforming issues that have a higher risk of default in a moderate-growth environment. In addition, we have shifted our industry orientation away from the more vulnerable sectors, particularly in the consumer-related areas and have increased our exposure to companies whose industries continue to experience meaningful growth trends. These include telecommunications, cable TV, technology, and media. Given the increased uncertainty over economic trends and subsequent increased volatility in overall interest rates, we will continue to maintain a relatively conservative average maturity in the five- to six-year range. In addition, we would expect to be fully invested by the fourth quarter, having experienced a modest increase in our cash reserves due to new subscriptions into the Fund.

2


We appreciate your support during these challenging times and look forward to achieving improving results over the remainder of 1995.
While patience may still
be required as the financial markets continue to experience volatility in 1995, we believe that your patience will be rewarded as market conditions strengthen.
Should you have any questions about your investment in the Fund, please call your Smith Barney Financial Consultant.

Sincerely,

/s/ Heath B. McLendon                        /s/ John C.
Bianchi, CFA

Heath B. McLendon                            John C.
Bianchi, CFA
Chairman and                                 Vice
President
and
Investment Officer                           Investment
Officer

August 17, 1995


3


Smith Barney High Income Fund

          ------------------------------------------------
----------------------------------------------------------
Historical Performance -- Class A Shares -----------------
----------------------------------------------------------
--------------------------------
                              Net Asset Value ------------
                          ----------
                          Beginning        End
Income Capital Gain     Return of      Total
Year Ended                 of Year       of Year
Dividends    Distributions     Capital      Returns/(1)/
==========================================================
==
================================================
7/31/95                     $11.16       $11.10
$1.05
$0.00          $0.07         10.28%
----------------------------------------------------------
-------------------------------------------------
7/31/94                      12.01        11.16
1.12
0.00           0.00          2.11
----------------------------------------------------------
------------------------------------------------Inception*
  - 7/31/93                  11.03        12.01
0.86
0.00           0.00         17.29
==========================================================
== ================================================
Total
$3.03
$0.00          $0.07
==========================================================
== ================================================

          ------------------------------------------------
----------------------------------------------------------
Historical Performance -- Class B Shares -----------------
----------------------------------------------------------
--------------------------------
                              Net Asset Value ------------
                          ----------
                          Beginning        End
Income Capital Gain        Return of               Total
Year Ended                 of Year       of Year
Dividends    Distributions     Capital      Returns/(1)/
==========================================================
== ================================================
7/31/95                     $11.16       $11.11
$0.99
$0.00          $0.07          9.77%
----------------------------------------------------------
-------------------------------------------------
7/31/94                      12.01        11.16
1.06
0.00           0.00          1.60
----------------------------------------------------------
-------------------------------------------------
7/31/93                      11.15        12.01
1.10
0.00           0.00         18.55
----------------------------------------------------------
-------------------------------------------------
7/31/92                      10.05        11.15
1.11
0.00           0.06         23.86
----------------------------------------------------------
-------------------------------------------------
7/31/91                      10.59        10.05
1.27
0.00           0.02          8.82
----------------------------------------------------------
-------------------------------------------------
7/31/90                      13.36        10.59
1.61
0.00           0.01         (8.66)
----------------------------------------------------------
-------------------------------------------------
7/31/89                      14.01        13.36
1.53
0.00           0.00          6.60
----------------------------------------------------------
--
------------------------------------------------
7/31/88                      14.26        14.01
1.54
0.04           0.00         10.06
----------------------------------------------------------
------------------------------------------------Inception*
  - 7/31/87                  14.00        14.26
1.03
0.03           0.00          9.55
==========================================================
== ================================================
Total
$11.24
$0.07          $0.16
==========================================================
== ================================================

          ------------------------------------------------
----------------------------------------------------------
Historical Performance -- Class C Shares -----------------
----------------------------------------------------------
--------------------------------
                              Net Asset Value ------------
                          ----------
                          Beginning        End
Income Capital Gain     Return of          Total
Year Ended                 of Year       of Year
Dividends    Distributions     Capital      Returns/(1)/
==========================================================
== ================================================
Inception*
  - 7/31/95                 $10.90       $11.11
$0.90
$0.00          $0.07         11.50%
==========================================================
== ================================================

4


Smith Barney High Income Fund

          ------------------------------------------------
----------------------------------------------------------
Historical Performance -- Class Y Shares -----------------
----------------------------------------------------------
--------------------------------
                              Net Asset Value ------------
                          ----------
                          Beginning        End
Income Capital Gain     Return of          Total
Year Ended                 of Year       of Year
Dividends    Distributions     Capital      Returns/(1)/
==========================================================
== ================================================
Inception*
  - 7/31/95                $10.84        $11.10
$0.03
$0.00           $0.07          2.91%
==========================================================
==
================================================

          ------------------------------------------------
----------------------------------------------------------
Historical Performance -- Class Z Shares -----------------
----------------------------------------------------------
--------------------------------
                              Net Asset Value ------------
                          ----------
                          Beginning        End
Income
Capital Gain     Return of        Total
Year Ended                 of Year       of Year
Dividends    Distributions     Capital      Returns/(1)/
==========================================================
== ================================================
7/31/95                    $11.16         $11.09
$1.08
$0.00          $0.07          10.55%
----------------------------------------------------------
-------------------------------------------------
7/31/94                     12.01          11.16
1.15
0.00           0.00           2.37
----------------------------------------------------------
------------------------------------------------Inception*
  - 7/31/87                 11.03          12.01
0.88
0.00           0.00          17.47
==========================================================
== ================================================
Total
$3.11
$0.00          $0.07
==========================================================
== ================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

          ------------------------------------------------
-----------------------------------------------
Average Annual Total Return ------------------------------
----------------------------------------------------------
-------

Without Sales Charge/(1)/
                                    ----------------------
-------------------------------------
                                    Class A      Class B
Class C      Class Y       Class Z
==========================================================
== ====================================
Year Ended 7/31/95                   10.28%        9.77%
N/A          N/A          10.55%
----------------------------------------------------------
-------------------------------------
Five Years Ended 7/31/95              N/A         12.25
N/A          N/A           N/A
----------------------------------------------------------
--
------------------------------------
Inception* through 7/31/95           10.72         8.63
11.50%        2.91%        10.99 -------------------------
----------------------------------------------------------
------------


With Sales Charge/(2)/
                                    ----------------------
-------------------------------------
                                    Class A      Class B
Class C      Class Y       Class Z
==========================================================
== ====================================
Year Ended 7/31/95                    5.28%        5.29%
N/A          N/A          10.55% -------------------------
----------------------------------------------------------
------------
Five Years Ended 7/31/95               N/A        12.12
N/A          N/A            N/A --------------------------
----------------------------------------------------------
-----------
Inception* through 7/31/95            8.87         8.63
10.50%        2.91%        10.99 -------------------------
----------------------------------------------------------
------------


5


Smith Barney High Income Fund

          ------------------------------------------------
-------------------------------
Cumulative Total Return ----------------------------------
---------------------------------------------

Without Sales Charge/(1)/
                                                       ---
---------------------
Class A (Inception* through 7/31/95)
32.08% ---------------------------------------------------
----------------------------
Class B (Inception* through 7/31/95)
109.20 ---------------------------------------------------
----------------------------
Class C (Inception* through 7/31/95)
11.50 ----------------------------------------------------
---------------------------
Class Y (Inception* through 7/31/95)
2.91 -----------------------------------------------------
--------------------------
Class Z (Inception* through 7/31/95)
32.94 ----------------------------------------------------
---------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and then by 1.00% per year thereafter until no
CDSC is incurred.
   Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

  * Inception dates for Class A, B, C, Y and Z shares are
November 6, 1992,
  September 2, 1986, August 24, 1994, April 28, 1995 and
November 6, 1992,
    respectively.

6


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Historical Performance -----------------------------------
--------------------------------------------

               Growth of $10,000 Invested in Class B
Shares of
                       the Smith Barney High Income Fund
          vs. the Salomon Brothers Intermediate-Term High-
Yield Index
                                  (unaudited) ------------
----------------------------------------------------------
---------
                          September 1986 - July 1995


                             [GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in Class B shares at inception on September 2, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The Salomon
Brothers
 Intermediate-Term High-Yield Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


7


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Portfolio Highlights (unaudited)
July 31, 1995 --------------------------------------------
-----------------------------------

Portfolio Breakdown


                           [PIE CHART APPEARS HERE]
Top Ten Holdings


Percentage of
Company
Total Investments ----------------------------------------
---------------------------------------
Revlon Worldwide Corp.
3.7%
Marcus Cable Capital Corp.
2.7
Ralph's Grocery
2.3
Domtar Inc. Notes
2.2
Ornda Healthcorp
2.2
Marvel Holdings Inc.
1.8
GNF Corp.
1.6
NL Industries
1.6
Aztar Corp.
1.6
Trump Taj Mahal
1.5

8


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments
July 31, 1995 --------------------------------------------
-------------------------------------------------------

   FACE
  AMOUNT      RATING                            SECURITY
VALUE
==========================================================
== ========================================
CORPORATE BONDS AND NOTES -- 85.0%
Aerospace/Defense -- 0.4%
$ 3,425,000   B           Tracor Inc., Sr. Sub. Notes,
10.875% due 8/15/01               $ 3,540,594
----------------------------------------------------------
-----------------------------------------
Automobile -- 2.1%
  4,150,000   CCC+        Fairfield Manufacturing Inc.,
                             Sr. Sub. Notes, 11.375% due
7/1/01                            3,958,062
                          Harvard Industries, Inc., Sr.
Notes:
  3,550,000   B+             12.000% due 7/15/04
3,727,500
  5,275,000   B3*            11.125% due 8/1/05+
5,380,500
  3,400,000   B           Truck Components, Sr. Notes,
Series A,
                             12.250% due 6/30/01
3,706,000 ------------------------------------------------
---------------------------------------------------

16,772,062 -----------------------------------------------
----------------------------------------------------
Broadcasting -- 8.4%
  9,550,000   CCC         Australis Media Ltd., Sr.
Discount
Notes
                             step bond to yield 13.130%
due 5/15/03                    5,492,625
  14,050,000   B+          Bell Cablemedia, Sr. Discount
Notes,
                             step bond to yield 12.560%
due
7/15/04                        9,466,187
                          Cablevision Systems Corp., Sr.
Sub. Debenture:
  6,075,000   B              9.875% due 2/15/13
6,667,312
  7,325,000   B              10.750% due 4/1/04
7,874,375
  6,400,000   BB-         Continental Cablevision Inc.,
Sr.
Sub. Notes,
                             11.000% due 6/1/07
7,072,000
                          Marcus Cable Capital Corp.:
  4,750,000   B              Sr. Debentures, 11.875% due
10/1/05                           4,821,250
 25,275,000   B              Sr. Discount Notes, step bond
to yield 11.340%
                                due 8/1/04
16,997,438
                          Rogers Cablesystems:
  5,350,000   BB+            Limited Sr. Secured Second
Priority Debentures,
                                10.125% due 9/1/12
3,274,556
  3,400,000   BB+            Sr. Secured Second Priority
Debentures,
                                9.650% due 1/15/14
3,502,000
  2,450,000   B           Young Broadcasting Sr. Sub.
Notes,
                             11.750% due 11/15/04
2,701,125 ------------------------------------------------
---------------------------------------------------

67,868,868 -----------------------------------------------
----------------------------------------------------
Building and Construction -- 3.5%
 10,100,000   B+          American Standard Inc., Sr. Sub.
Debentures,
                             11.375% due 5/15/04
11,110,000
  6,655,000   B+          G-I Holdings, Sr. Notes, zero
coupon due 10/1/98                 4,758,325
  7,000,000   B           Greystone Homes, Inc., Sr.
Notes,
10.750% due 3/1/04             6,282,500
  2,400,000   B-          Miles Homes Services Inc., Sr.
Notes, 12.000% due 4/1/01         1,806,000
  4,150,000   B+          US Home Corp., Sr. Notes, 9.750%
due 6/15/03                     4,067,000
----------------------------------------------------------
-----------------------------------------

28,023,825 -----------------------------------------------
----------------------------------------------------

                      See Notes to Financial Statements.



9


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments
July 31, 1995 --------------------------------------------
-------------------------------------------------------

   FACE
  AMOUNT      RATING                            SECURITY
VALUE
==========================================================
== ========================================
Chemical -- 2.4%
$12,000,000   B           NL Industries, Sr. Secured
Notes,
                             11.750% due 10/15/03
$12,900,000
  6,150,000   B+          Terra Industries, Inc., Sr.
Notes,
                             10.500% due 6/15/05+
6,519,000 ------------------------------------------------
---------------------------------------------------

19,419,000 -----------------------------------------------
----------------------------------------------------
Communications -- 5.1%
                          Dial Call Communications, Inc.:
  7,500,000   NR             Sr. Discount Notes, step bond
to yield
                                10.100% due 12/15/05+
3,731,250
  6,650,000   CCC-           Sr. Discount Notes, step bond
to yield
                                13.280% due 4/15/04+
3,491,250
 18,725,000   CCC-        Nextel Communications, Sr.
Discount Notes,
                             step bond to yield 11.880%
due 8/15/04+                   9,924,250
  8,150,000   NR          Pagemart Inc., Sr. Disc. Notes,
step bond to yield
                             12.100% due 11/1/03
5,307,687
  5,250,000   NR          Pagemart Nationwide, Inc., Sr.
Discount Notes,
                             step bond to yield 14.140%
due 2/1/05+                    3,150,000
  3,050,000   B           Paging Network, Sr. Sub. Notes,
10.125% due 8/1/07               3,095,750
  6,775,000   BB-         Rogers Communications, Sr.
Debentures,
                             10.875% due 4/15/04
7,012,125
  5,000,000   CCC+        USA Mobile Communication Inc.,
Sr.
Notes,
                             14.000% due 11/1/04
5,506,250 ------------------------------------------------
---------------------------------------------------

41,218,562 -----------------------------------------------
-------------
----------------------------------------
Consumer Non-Durables -- 1.5%
 23,350,000   B+          International Semi-Tech, Sr.
Secured Discount Notes,
                             step bond to yield 11.200%
due 8/15/03                   12,317,125
----------------------------------------------------------
----------------------------------------
Diversified/Conglomerate Manufacturing -- 2.6%
                          Interlake Corp.:
  2,725,000   B-             Senior Notes, 12.000% due
11/15/01                            2,834,000
  11,500,000   CCC+           Sr. Sub. Debenture, 12.125%
                            due
3/1/02                       11,672,500
  7,100,000   B-          Russel Metals Inc., 10.250% due
6/15/00                          6,789,375
----------------------------------------------------------
-----------------------------------------

21,295,875 -----------------------------------------------
----------------------------------------------------
Electric - Utilities -- 0.8%
  6,314,101   BB-         Midland Cogeneration Venture
Limited Partnership,
                             Midland Funding Sr. Secured
Lease Obligation
                             Bond Series C, 10.330% due
7/23/02                            6,582,450
----------------------------------------------------------
-----------------------------------------

                      See Notes to Financial Statements.


10


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-------------------------------------------------------

   FACE
  AMOUNT      RATING                            SECURITY
VALUE
==========================================================
== ========================================
Electronics - Computers -- 1.6%
$13,500,000   B           Bell and Howell Holdings Co.,
Sr.
Discount Sub Notes,
                             step bond to yield 11.060%
due 3/1/05                   $ 8,302,500
  4,000,000   BB-         Unisys Corp., Credit Sensitive
Notes,
                             13.500% due 7/1/97
4,475,000
----------------------------------------------------------
-----------------------------------------
12,777,500 -----------------------------------------------
----------------------------------------------------
Finance -- 0.4%
  3,550,000   CCC+        GPA Delaware Inc., Sr. Sub.
Debenture,
                             8.750% due 12/15/98
3,230,500 ------------------------------------------------
--------------------------------------------------
Grocery/Convenience Stores -- 6.3%
  9,600,000   B+          Farm Fresh Inc., Sr. Notes,
12.250% due 10/1/00                  8,784,000
  5,775,000   B-          Kash-N-Karry, Sr. Notes, 11.500%
due 2/1/03                      5,825,531
                          Pathmark Stores Inc.:
  6,500,000   B              Jr. Sub. Deferred Coupon
Notes,
step bond to
                                yield 11.430% due 11/1/99
4,095,000
  5,650,000   B              Sub. Notes, 11.625% due
6/15/02
6,045,500
  7,050,000   B              Sub. Debentures, 12.625% due
6/15/02                          7,649,250
 19,000,000   B-          Ralphs Grocery, Sr. Sub. Notes,
11.000% due 6/15/05             18,287,500
----------------------------------------------------------
-----------------------------------------

50,686,781 -----------------------------------------------
----------------------------------------------------
Healthcare -- 3.0%
  6,100,000   B           Charter Medical Corp., Sr. Sub.
Notes,
                             11.250% due 4/15/04
6,549,875
15,960,000   B-          Ornda Healthcorp, Sr. Sub. Notes,
                             12.250% due 5/15/02
17,675,700 -----------------------------------------------
----------------------------------------------------

24,225,575 -----------------------------------------------
----------------------------------------------------
Hotel, Casinos and Gaming -- 9.4%
 11,125,000   B           Aztar Corp., Sr. Sub. Notes,
                             13.750% due 10/1/04
12,571,250
11,500,000   B+          Bally's Grand 1st Mortgage Notes,
                             10.375% due 12/15/03
11,500,000
  8,475,000   BB-         Boyd Gaming Corp., Sr. Sub.
Notes,
                             Series B, 10.750% due 9/1/03
8,771,625
  4,325,000   BB          Empress River Casino, Sr. Notes,
                             10.750% due 4/1/02
4,454,750
 14,550,000   BB          GNF Corporation 1st Mortgage
Notes,
                             10.625% due 4/1/03
12,949,500
                          Station Casinos Inc. Sr. Sub.
Notes:
  7,150,000   B              Series B, 9.625% due 6/1/03
6,828,250
  6,425,000   B              9.625% due 6/1/03
6,135,875
 14,450,311   NR          Trump Taj Mahal Funding 1st
Mortgage,
                             11.350% due 11/15/99
12,355,016 -----------------------------------------------
----------------------------------------------------

75,566,266 -----------------------------------------------
----------------------------------------------------

                      See Notes to Financial Statements.



11


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-------------------------------------------------------

   FACE
  AMOUNT      RATING                            SECURITY
VALUE
==========================================================
== ========================================
Insurance Companies -- 2.1%
$ 6,570,000   BB+         Bankers Life Holdings, Sr. Sub.
Notes, Series B,
                             13.000% due 11/1/02
$ 7,522,650
  8,250,000   BB+         Life Partners Group Inc., Sr.
Sub.
Notes,
                             12.750% due 7/15/02
9,229,688 ------------------------------------------------
---------------------------------------------------

16,752,338 -----------------------------------------------
----------------------------------------------------
Leisure -- 2.9%
  9,475,000   B           Coleman Holdings Inc., Sr.
Secured
Discount Notes,
                             due 5/27/98
7,343,125
  5,100,000   NR          Gillette Holdings, Inc., Sr.
Sub.
Notes,
                             12.250% due 6/30/02
5,335,875
  8,125,000   B           Remington Arms Company, Inc.,
                             Sr. Sub. Notes, 9.500% due
12/1/03
                             (current penalty coupon
10.000%)                              7,525,781
  3,175,000   B-          Samsonite Corp., 11.125% due
7/15/05                             3,254,375
----------------------------------------------------------
-----------------------------------------

23,459,156 -----------------------------------------------
----------------------------------------------------
Machinery -- 0.3%
  2,375,000   B-          Day International Group, Sr.
Sub.
Notes,
                             11.125% due 6/1/05
2,475,937 ------------------------------------------------
---------------------------------------------------
Metals/Mining -- 4.4%
  6,050,000   B           Algoma Steel, First Mortgage
Notes,
                             12.375% due 7/15/05
5,747,500
  2,700,000   B+          Inland Steel Co. Notes, 12.750%
due 12/15/02                     3,024,000
  7,950,000   B-          Kaiser Aluminum, Sr. Sub. Notes,
12.750% due 2/1/03              8,834,437
                          Stelco Inc., Debentures:
 11,665,000   NR             10.400% due 11/30/09
8,627,204
  3,413,000   NR             13.500% due 10/1/00
2,499,319
  6,100,000   NR          UCAR Global Enterprises Inc.,
Sr.
Sub. Notes,
                             12.000% due 1/15/05
6,710,000 ------------------------------------------------
---------------------------------------------------

35,442,460 -----------------------------------------------
----------------------------------------------------
Miscellaneous -- 0.7%
  5,305,000   NR          MacAndrew Forbes Debentures,
12.250% due 7/1/96                  5,311,631
----------------------------------------------------------
-----------------------------------------
Oil and Natural Gas -- 1.2%
  3,950,000   B+          Giant Industries, Inc., Sr. Sub.
Notes,
                             9.750% due 11/15/03
3,851,250
  1,900,000   B+          Global Marine, Sr. Secured
Notes,
12.750% due 12/15/99           2,109,000
  3,500,000   B           Santa Fe Energy Resources, Sr.
Sub. Debenture,
                             11.000% due 5/15/04
3,766,875 ------------------------------------------------
---------------------------------------------------

9,727,125 ------------------------------------------------
------------
----------------------------------------

See Notes to Financial Statements.


12


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-------------------------------------------------------

   FACE
  AMOUNT      RATING                            SECURITY
VALUE
==========================================================
== ========================================
Other Utilities -- 0.3%
$ 2,300,000   BB-         California Energy Sr. Sub Notes,
9.875% due 6/30/03            $ 2,331,625
----------------------------------------------------------
-----------------------------------------
Packaging and Containers -- 5.6%
  4,700,000   B+          Container Corp. of America, Sr.
Notes,
                             11.250% due 5/1/04
5,005,500
  6,375,000   B           Gaylord Container Corp., Sr.
Notes
                             11.500% due 5/15/01
6,877,031
  8,650,000   B-          Silgan Holdings, Sr. Discount
Notes,
                             zero coupon to yield 12.860%
due 12/15/02                     7,958,000
  7,875,000   BB          Stone Consolidated Corp., Sr.
Secured Notes,
                             10.250% due 12/15/00
8,308,125
                          Stone Container Corp.:
  9,075,000   B+             Sr. Notes, 11.500% due
10/1/04
9,801,000
  5,000,000   B+             Sr. Notes, 11.875% due
12/1/98
5,437,500
  1,425,000   B+             Sr. Notes, 12.625% due
7/15/98
1,565,719 ------------------------------------------------
---------------------------------------------------

44,952,875 -----------------------------------------------
----------------------------------------------------
Paper and Printing -- 8.6%
                          Domtar Inc.:
  12,750,000   BB-            Notes, 12.000% due 4/15/01
14,726,250
  2,475,000   BB-            Sr. Notes, 11.750% due
3/15/99
2,722,500
                          Indah Kiat International
Finance Co.:
  5,075,000   BB             Guaranteed Secured Notes,
11.375% due 6/15/99                 5,176,500
   10,150,000   BB             Guaranteed Secured
                       Notes,
11.875% due 6/15/02                10,251,500
                          Repap New Brunswick:
  3,800,000   BB-            Frn. Sr. Notes, 9.875% due
7/15/00                            3,828,500
  8,000,000   B+             Sr. Notes, 10.625% due
4/15/05
8,280,000
  3,375,000   B+          Repap Wisconsin, Inc., 2nd
Priority Sr. Secured Notes,
                             9.875% due 5/1/06
3,366,563
                          Riverwood International, Sr.
Sub. Notes:
  2,798,000   B              11.250% due 6/15/02
3,046,323
  7,180,000   B              Series II, 11.25% due 6/15/02
7,844,150
  5,400,000   B+          SD Warren Corp., Series B, Sr.
Sub. Notes,
                             12.000% due 12/15/04
6,007,500
  3,700,000   BB          Tjiwi Kimia International, Sr.
Notes,
                             13.250% due 8/1/01
3,977,500 ------------------------------------------------
---------------------------------------------------

69,227,286 -----------------------------------------------
----------------------------------------------------
Personal Care -- 4.8%
  1,600,000   BB-         American Safety Razor, Sr. Sub.
Notes,
                             9.875% due 8/1/05
1,616,000
  7,650,000   B-          Revlon Consumer Products Corp.,
Sr. Sub. Notes,
                             10.500% due 2/15/03
7,726,500

                      See Notes to Financial Statements.



13


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-------------------------------------------------------

   FACE
  AMOUNT      RATING                            SECURITY
VALUE
==========================================================
== ========================================
Personal Care -- 4.8% (continued)
$40,950,000   B-          Revlon Worldwide Corp., Sr.
Secured Discount Notes
                             zero coupon to yield 16.440%
due 3/15/98                   $ 29,484,000
----------------------------------------------------------
-----------------------------------------

38,826,500 -----------------------------------------------
----------------------------------------------------
Publishing -- 2.4%
20,800,000   B-          Marvel Holdings Inc., Sr. Secured
Discount Notes,
                             zero coupon to yield 13.140%
due 4/15/98                     14,768,000
  7,550,000   BBB-        News America Holdings Inc., Sr.
Debentures,
                             8.625% due 2/7/14
4,437,466 ------------------------------------------------
---------------------------------------------------

19,205,466 -----------------------------------------------
----------------------------------------------------
Retail -- 1.6%
  7,750,000   B+          Barnes and Noble, Sr. Sub.
Notes,
11.875% due 1/15/03            8,621,875
  4,975,000   B-          Wickes Lumber Co., Sr. Sub.
Notes,
                             11.625% due 12/15/03
4,253,625 ------------------------------------------------
---------------------------------------------------

12,875,500 -----------------------------------------------
----------------------------------------------------
Textiles and Apparel -- 1.5%
  4,475,000   B+          CMI Industries, Inc., Sr. Sub.
Notes, 9.500% due 10/1/03         4,072,250
  4,675,000   B           Dan River Inc., Sr. Sub. Notes,
10.125% due 12/15/03             4,675,000
  3,725,000   B           Hartmarx Corp., Sr. Sub. Notes,
10.875% due 1/15/02              3,706,375
----------------------------------------------------------
-----------------------------------------

12,453,625 -----------------------------------------------
----------------------------------------------------
Tobacco -- 0.6%
  5,025,000   B           Consolidated Cigar Corp., Sr.
Sub.
Notes,
                             10.500% due 3/1/03
5,018,719 ------------------------------------------------
---------------------------------------------------
Transportation -- 0.5%
  3,850,000   BB-         Sea Containers Ltd., Sub.
Debentures,
                             12.500% due 12/1/04
4,215,750 ------------------------------------------------
---------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $676,083,310)
685,800,976
==========================================================
== ========================================

    SHARES                                       SECURITY
VALUE
==========================================================
== ========================================
PREFERRED STOCKS - 5.9%
Health Care and Pharmaceuticals -- 1.4%
    293,211               Foxmeyer Health Corporation,
Series A, Payment-in-kind,
                             Exchange $4.20
10,922,112 -----------------------------------------------
----------------------------------------------------
Finance -- 0.9%
    436,725               Algoma Finance Corporation,
Series
A, Exchange $5.50             7,517,945
----------------------------------------------------------
-----------------------------------------

                      See Notes to Financial Statements.

14


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-------------------------------------------------------

    SHARES                                       SECURITY
VALUE
==========================================================
== ========================================
Paper & Printing -- 0.3%
      8,025               SD Warren Corp., Series A,
Exchange 14.000%+                  $  2,170,763
----------------------------------------------------------
-----------------------------------------
Publishing -- 0.9%
                          K-III Communications
     Corporation: 40,289      Series A, Exchange $2.875
3,807,311
    152,600                  Series B, Exchange 11.625%
3,910,375
----------------------------------------------------------
-----------------------------------------
7,717,686 ------------------------------------------------
---------------------------------------------------
Metals & Mining -- 0.6%
    104,995               BCP/Essex Holding Series A,
Exchange 15.000%                     2,703,621
     31,450               Geneva Steel Corp., Series B,
Exchange 14.000%                   2,327,300
----------------------------------------------------------
-----------------------------------------

5,030,921 ------------------------------------------------
---------------------------------------------------
Oil & Gas -- 0.2%
    605,100               Gulf Canada Resources, Series 1
1,739,663 ------------------------------------------------
--------------------------------------------------
Telecommunications -- 1.6%
     12,255               PanAmSat Corp., Series A,
Exchange
$31.875                      12,806,475
----------------------------------------------------------
-----------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $49,149,191)
47,905,565
==========================================================
== ========================================
CONVERTIBLE PREFERRED STOCKS -- 1.1%
Automobiles & Trucking -- 1.1%
    166,100               Navistar International Corp.,
Series G, Convertible $6.00
                          (Cost -- $9,275,013)
8,678,725
==========================================================
== ========================================
COMMON STOCKS -- 0.3%
Diversified/Conglomerate Manufacturing -- 0.1%
     14,043               Tyco International Ltd.
772,365
Packaging and Containers -- 0.2%
    107,824               Gaylord Container Corp.
1,253,454 ------------------------------------------------
---------------------------------------------------
                          TOTAL COMMON STOCKS
                          (Cost -- $1,171,512)
2,025,819
==========================================================
== ========================================
WARRANTS -- 0.5%
     11,572               Dial Call Communications, Inc.,
Expires 12/15/98+                   31,823
      4,900               Dial Call Communications, Inc.,
Expires 4/25/99+                    13,475
    289,476               Gaylord Container Corp., Expires
7/31/96                         2,967,129
     29,000               Miles Homes Inc., Expires 4/1/97
14,500
     18,375               Pagemart Nationwide, Expires
12/31/03                              147,000
    213,479               Trump Castle Hotel & Casino,
Expires 9/15/00                             0

                      See Notes to Financial Statements.
15
Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------------------
Schedule of Investments (continued)
July 31, 1995 --------------------------------------------
-------------------------------------------------------

    SHARES                                       SECURITY
VALUE
==========================================================
== ========================================
WARRANTS -- 0.5% (continued)
     37,490               Pagemart Warrants, Expires
12/31/03                           $    187,450
    198,000               SD Warren, Expires 12/15/06
1,287,000 ------------------------------------------------
---------------------------------------------------
                          TOTAL WARRANTS
                          (Cost -- $1,692,530)
4,648,377
==========================================================
== ========================================

   FACE
  AMOUNT                                        SECURITY
VALUE
==========================================================
== ========================================
REPURCHASE AGREEMENTS -- 7.2%
$50,000,000               First Boston Inc., 5.730% due
8/1/95;
                          Proceeds at maturity -
$50,007,959;
                          (Fully collateralized by U.S.
Treasury Notes,
                          8.500% due 7/15/97; Market value
- $51,022,125)                50,000,000
  8,207,000               Chemical Securities Inc., 5.769%
due 8/1/95;
                          Proceeds at maturity -
$8,208,315;
                          (Fully collateralized by U.S.
Treasury Notes,
                          7.375% due 11/15/97; Market
value -- $8,371,896)           8,207,000
==========================================================
== ========================================
                          TOTAL REPURCHASE AGREEMENTS
                          (Cost -- $58,207,000)
58,207,000
==========================================================
== ========================================
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $795,578,556*)
$807,266,462
==========================================================
== ========================================

+ Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

16


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Description of Ratings -----------------------------------
--------------------------------------------

All ratings are by Standard & Poor's Corporation, except that those identified by an asterisk(*) are rated by Moody's
Investors Services. The
definitions of the applicable rating symbols are set forth below:

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

BBB                -- Bonds rated "BBB" are regarded as
having an adequate
                      capacity to pay interest and repay
principal. Whereas they
                      normally exhibit adequate protection
parameters, adverse
                      economic conditions or changing
circumstances are more
                      likely to lead to a weakened
capacity to pay interest and
                      repay principal for bonds in this
category than for bonds
                      in higher rated categories.

BB, B and CCC      -- Bonds rated "BB" and "B" are
regarded, on balance, as
                      predominantly speculative with
respect to capacity to pay
                      interest and repay principal in
accordance with the terms
                      of the obligation. BB represents a
lower degree of
                      speculation than B, and CCC the
highest degree of
                      speculation. While such bonds will
likely have some
                      quality and protective
characteristics, these are
                      outweighed by large uncertainties or
major risk exposures
                      to adverse conditions.

C                  -- The rating "C" is reserved for
income bonds on which no
                      interest is being paid.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category;
the modifier 2
indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa                -- Bonds rated "Baa" are considered to
be medium grade
                      obligations; that is they are
neither highly protected nor
                      poorly secured. Interest payment and
principal security
                      appear adequate for the present but
certain protective
                      elements may be lacking or may be
characteristically
                      unreliable over any great length of
time. These bonds lack
                      outstanding investment
characteristics and may have
                      speculative characteristics as well.

Ba                 -- Bonds that are rated "Ba" are judged
to have speculative
                      elements; their future cannot be
considered as well
                      assured. Often the protection of
interest and principal
                      payments may be very moderate and
thereby may not well
                      characterize bonds in this class.

B                  -- Bonds that are rated "B" generally
lack characteristics
                      of desirable investments. Assurance
of interest and
                      principal payment or of maintenance
of other terms of the
                      contract over any long period of
time may be small.

Caa                -- Bonds that are rated "Caa" are of
poor standing. These
                      issues may be in default, or present
elements of danger
                      may exist with respect to principal
or interest.
Ca                 -- Bonds that are rated "Ca" represent
obligations which are
                      speculative in a high degree. Such
issues are often in
                      default or have other marked
shortcomings.

C                  -- Bonds that are rated "C" are the
lowest rated class of
                      bonds, and issues so rated can be
regarded as having
                      extremely poor prospects of ever
attaining any real
                      investment standing.

NR                 -- Indicates that the bond is not rated
by Standard & Poor's
                      Corporation or Moody's Investor
Services.


17


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------
Statement of Assets and Liabilities
July 31, 1995 --------------------------------------------
-------------------------------------------
ASSETS:
   Investments, at value (Cost -- $795,578,556)
$  807,266,462
   Receivable for Fund shares sold
2,120,949
   Receivable for securities sold
6,283,565
   Dividends and interest receivable
13,648,636
   Other assets
1,340 ----------------------------------------------------
-----------------------------------
   Total Assets
829,320,952 ----------------------------------------------
-----------------------------------------
LIABILITIES:
   Payable for Fund shares purchased
169,692
   Investment advisory fees payable
668,393
   Administration fees payable
267,357
   Distribution costs payable
606,846
   Payable for securities purchased
5,255,014
   Accrued expenses
439,265
   Other liabilities
289,757 --------------------------------------------------
-------------------------------------
   Total Liabilities
7,696,324 ------------------------------------------------
---------------------------------------
Total Net Assets
$  821,624,628
==========================================================
== ============================
NET ASSETS:
   Par value of shares of beneficial interest
$       73,975
   Capital paid in excess of par value
1,057,765,655
   Overdistributed net investment income
(61,531)
   Accumulated net realized loss
(247,843,285)
   Net unrealized appreciation on investments
11,689,814 -----------------------------------------------
----------------------------------------
Total Net Assets
$  821,624,628
==========================================================
== ============================
Shares Outstanding:
   Class A
28,531,134 -----------------------------------------------
   ----------
----------------------------
   Class B
43,080,844 -----------------------------------------------
   ----------
----------------------------
   Class C
541,014 --------------------------------------------------
   -------
----------------------------
   Class Y
928,254 --------------------------------------------------
   -------
----------------------------
   Class Z
893,841 --------------------------------------------------
   -------
----------------------------
Net Asset Value:
   Class A (and redemption price)
$11.10 ---------------------------------------------------
   ------
----------------------------
   Class B*
$11.11 ---------------------------------------------------
   ------
----------------------------
   Class C**
$11.11 ---------------------------------------------------
   ------
----------------------------
   Class Y (and redemption price)
$11.10 ---------------------------------------------------
   ------
----------------------------
   Class Z (and redemption price)
$11.09 ---------------------------------------------------
   ------
----------------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 4.71% of net asset value per share)
$11.62
==========================================================
== ============================

* Redemption price is NAV of Class B shares reduced by 4.50% if shares are redeemed less than one year from initial purchase (See
Note 2).

** Redemption price is NAV of Class C shares reduced by 1.00% if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.
18


Smith Barney High Income Fund

          ------------------------------------------------
---------------------------------------
Statement of Operations
For the Year Ended July 31, 1995 -------------------------
----------------------------------------------------------
----
INVESTMENT INCOME:
   Interest
$   79,116,032
   Dividends
3,236,607 ------------------------------------------------
---------------------------------------
   TOTAL INVESTMENT INCOME
82,352,639 -----------------------------------------------
----------------------------------------
EXPENSES:
   Distribution fees (Note 2)
4,029,911
   Investment advisory fees (Note 2)
3,706,659
   Administration fees (Note 2)
1,482,663
   Shareholder and system servicing fees
636,000
   Registration fees
150,000
   Shareholder communications
114,000
   Custody
50,000
   Audit and legal
32,500
   Trustees' fees
10,800
   Other
183,054 --------------------------------------------------
-------------------------------------
   TOTAL EXPENSES
10,395,587 -----------------------------------------------
----------------------------------------
NET INVESTMENT INCOME
71,957,052 -----------------------------------------------
----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, FUTURES AND FOREIGN CURRENCIES (NOTE 3):
   Realized Loss From:
       Securities transactions (excluding short-term
securities)              (40,233,021)
      Option contracts
(937,314)
      Futures contracts
(623,440)
      Foreign currency transactions
(52,767) -------------------------------------------------
--------------------------------------
   NET REALIZED LOSS
(41,846,542) ---------------------------------------------
------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year
(30,902,239)
      End of year
11,689,814 -----------------------------------------------
----------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION
42,592,053 -----------------------------------------------
----------------------------------------
NET GAIN ON INVESTMENTS, OPTIONS, FUTURES
   AND FOREIGN CURRENCIES
745,511 --------------------------------------------------
-------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
$   72,702,563
==========================================================
== ============================

                      See Notes to Financial Statements.



19


Smith Barney High Income Fund

          ------------------------------------------------
-------------------------------------------
Statements of Changes in Net Assets
For the Years Ended July 31, -----------------------------
----------------------------------------------------------
----


1995                1994
==========================================================
== ================================
OPERATIONS:
   Net investment income
$ 71,957,052        $ 67,533,971
   Net realized gain (loss)
(41,846,542)         23,115,966
   Increase (decrease) in
      net unrealized appreciation
42,592,053         (78,041,218) --------------------------
----------------------------------------------------------
-------
   INCREASE IN NET ASSETS FROM OPERATIONS
72,702,563          12,608,719
----------------------------------------------------------
---------------------------------
DISTRIBUTION TO
   SHAREHOLDERS FROM:
   Net investment income
(69,255,332)        (65,287,929)
   Overdistribution of net income
--          (3,486,012)
   Capital
(5,002,147)                 --
----------------------------------------------------------
---------------------------------
   DECREASE IN NET ASSETS FROM
      DISTRIBUTIONS TO SHAREHOLDERS
(74,257,479)        (68,773,941)
----------------------------------------------------------
---------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares
285,162,914         250,364,968
   Net value of shares issued for
      reinvestment of dividends
44,650,818          38,534,658
   Cost of shares reacquired
(251,291,059)       (205,199,119)
----------------------------------------------------------
---------------------------------
   INCREASE IN NET ASSETS FROM FUND
      SHARE TRANSACTIONS
78,522,673          83,700,507
----------------------------------------------------------
---------------------------------
INCREASE IN NET ASSETS
76,967,757          27,535,285

NET ASSETS:
   Beginning of year
744,656,871         717,121,586
----------------------------------------------------------
---------------------------------
   END OF YEAR*
$821,624,628        $744,656,871
==========================================================
== ================================
 *Includes overdistributed net investment
      income of:
$(61,531)        $(2,710,484)
==========================================================
== ================================

                      See Notes to Financial Statements.
20


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Notes to Financial Statements ----------------------------
---------------------------------------------------

     1.  Significant Accounting Policies

     The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Trust consists of the
Fund and six other separate investment funds: Smith Barney
Exchange Reserve
Fund, Smith Barney Premium Total Return Fund, Smith Barney
Convertible Fund,
Smith Barney Tax-Exempt Income Fund, Smith Barney
Diversified Strategic Income
Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Trust are:
(a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) short-term securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into
U.S. dollars based on the rate of exchange of such currencies against U.S.
dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) dividend income is recorded on ex dividend date and interest income is recorded on the accrual basis; (g) gains or losses on the sale of securities are recorded on the identified cost basis; (h) dividends and distributions to shareholders are recorded on the ex dividend date; (i) direct expenses are charged to each fund and each class;
management


21


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

fees and general fund expenses are allocated on the basis
of the relative net
assets of each class; (j) in accordance with Statement of
Position 93-2
Determination, Disclosure, and Financial Statement
Presentation of Income, ----------------------------------
---------------------------------------
Capital Gain, and Return of Capital Distributions by
Investment Companies, book -------------------------------
------------------------------------------
and tax basis differences relating to shareholder distributions and other permanent book and tax difference are reclassified to paid in capital. As of
July 31, 1995, the cumulative effect of such differences, totaling $5,002,147, were reclassified to paid-in capital from accumulated net investment loss. Net investment income, net realized gains, and net assets were not affected by this change; and (k) the Fund intends to comply with the applicable provisions of the
Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     In addition, the Fund from time to time may enter into options and/or futures contracts to hedge market risk.

     2.  Investment Advisory Agreement,
Administration Agreement and Other
         Transactions
     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets; this fee is calculated daily and paid monthly.

   SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc.
("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, acted as
administrator to the Fund. The Fund paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and
Boston Advisors. As of March 27, 1995 this relationship was terminated.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as

22


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1995, SB received brokerage commissions of $97,439 and sales charges of approximately
$457,100 of sales of
the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00%
CDSC if redemption occurs
within the first year from the date such investment was made. For the year ended
July 31, 1995, CDSC's of approximately $1.0 million were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and
0.45%, respectively, of the average daily net assets for each class. The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively.

     All officers and one trustee of the Fund are employees of SB.

     3.  Investments

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $449,462,970 and $422,647,001, respectively.

   At July 31, 1995, the net unrealized appreciation of investments for
Federal income tax purposes consisted of the following:

==========================================================
== ====================
Gross unrealized appreciation
$ 26,010,005
Gross unrealized depreciation
(14,322,099) ---------------------------------------------
----------------------------------
Net unrealized appreciation
$ 11,687,906
==========================================================
== ====================

     4.  Capital Loss Carryforward

     At July 31, 1995 the Fund had for Federal tax purposes unused capital loss carryforwards of $219,440,875 available, subject to certain limitations, to offset future capital gains. To the extent that these


23


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and the year of expiration for each loss carryforward is indicated below:


Expiration Amount
==========================================================
== ====================
Loss Carryforward                                 7/31/96
$ 3,088,904
                                                  7/31/97
39,893,232
                                                  7/31/98
68,549,898
                                                  7/31/99
84,656,140
                                                  7/31/00
9,861,336
                                                  7/31/03
13,391,365
==========================================================
== ====================

     5.  Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by
"marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     As of July 31, 1995, the Fund had no open futures contracts.

     6.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

24


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

     7.  Shares of Beneficial Interest
    The Fund may issue an unlimited number of shares of beneficial interest of each class in each separate series with a par value of $0.001 per share. The
Fund has the ability to issue multiple classes of shares.
Each share of a class
represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class C and D shares as Class Z and C shares, respectively. At July 31, 1995, total paid-in capital amounted to the following for each class:

                                Class A            Class B
Class C           Class Y          Class Z
==========================================================
== =====================================================
Total Paid-in Capital         $341,737,991
$687,681,219       $5,863,317       $10,151,137
$12,405,966
==========================================================
== =====================================================

       Transactions in shares of each class were as follows:

                                          Year Ended
Year Ended
                                        July 31, 1995
July 31, 1994
                              ----------------------------
---    -----------------------------
                                  Shares            Amount
Shares           Amount
==========================================================
== ====================================
Class A
Shares sold                     12,886,749
$
139,781,741        4,325,503      $ 50,678,736
Shares issued on
   reinvestment                  1,614,753
17,374,914        1,107,951        13,065,031
Shares redeemed                 (6,015,698)
(64,660,153)      (5,572,672)      (65,666,067)
----------------------------------------------------------
-------------------------------------
Net Increase (Decrease)          8,485,804      $
92,496,502         (139,218)     $ (1,922,300)
==========================================================
== ====================================
Class B
Shares sold                     11,842,820      $
128,268,988       16,441,359      $195,368,628
Shares issued on
   reinvestment                  1,944,542
20,943,077        1,985,753        23,392,959
Shares redeemed                (16,367,117)
(177,858,172)     (10,131,679)
(119,660,386)
----------------------------------------------------------
-------------------------------------
Net Increase (Decrease)         (2,579,755)     $
(28,646,107)       8,295,433      $ 99,101,201
==========================================================
== ====================================


25


Smith Barney High Income Fund


----------------------------------------------------------
---------------------
Notes to Financial Statements (continued) ----------------
----------------------------------------------------------
-----

                                         Year Ended
Year Ended
                                       July 31, 1995*
July 31, 1994
                                --------------------------
---      ------------------------------
                                  Shares
Amount Shares             Amount
==========================================================
== ======================================
Class C+
Shares sold                       619,375         $
6,712,636               --                  --
Shares issued on
   reinvestment                    10,332
112,382               --                  -
-
Shares redeemed                   (88,693)
(954,980)              --
--
----------------------------------------------------------
---------------------------------------
Net Increase                      541,014         $
5,870,038               --                  -
==========================================================
== ======================================
Class Y
Shares sold                     1,388,740
$10,167,461               --                  -Shares
issued on
          reinvestment                     7,966
5,132,628               --                  -Shares
redeemed                  (468,452) (5,148,953)
--                  -
----------------------------------------------------------
---------------------------------------
Net Increase                      928,254
$10,151,136               --                  -
==========================================================
== ======================================
Class Z++
Shares sold                        21,215         $
232,088          358,636        $  4,317,604
Shares issued on
   reinvestment                   101,127
1,087,817          174,500           2,076,668
Shares redeemed                  (247,365)
(2,668,801)      (1,688,775)        (19,872,666) ---------
----------------------------------------------------------
------------------------------
Net Decrease                     (125,023)
$(1,348,896)      (1,155,639)       $(13,478,394)
==========================================================
== ======================================

* For Class C and Y shares, transactions are for the periods from August 24,
 1994 (inception date) to July 31, 1995 and from November
7, 1994 (inception
   date) to July 31, 1995, respectively.

+ On November 7, 1994 the former Class D shares were renamed Class C shares.

++ On November 7, 1994 the former Class C shares were renamed Class Z shares.

26


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Financial Highlights -------------------------------------
------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH
YEAR:

CLASS A SHARES
1995            1994           1993(1)
==========================================================
== =====================================================
NET ASSET VALUE, BEGINNING OF YEAR
$11.16          $12.01          $11.03
----------------------------------------------------------
-----------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income
1.08            1.08            0.75
   Net realized and unrealized gain (loss)
      on investments
(0.02)          (0.81)           1.09
----------------------------------------------------------
-----------------------------------------------------Total
Income From Operations
1.06            0.27            1.84
----------------------------------------------------------
------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income
(1.05)          (1.06)          (0.82)
   Overdistribution of net income
--           (0.06)          (0.04)
   Capital
(0.07)             --              --
----------------------------------------------------------
-----------------------------------------------------Total
Distributions
(1.12)          (1.12)          (0.86)
----------------------------------------------------------
------------------------------------------------------
NET ASSET VALUE, END OF YEAR
$11.10          $11.16          $12.01
----------------------------------------------------------
-----------------------------------------------------TOTAL
RETURN
10.28%           2.11%          17.29%++
----------------------------------------------------------
------------------------------------------------------
NET ASSETS, END OF YEAR (000S)
$316,716        $233,678        $242,371
----------------------------------------------------------
-----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses
1.11%           1.11%           1.16%+
   Net investment income
10.03            9.27           9.52+
----------------------------------------------------------
-----------------------------------------------------
PORTFOLIO TURNOVER RATE
60%             98%             95%
==========================================================
== =====================================================

CLASS B SHARES                               1995
1994          1993            1992            1991
==========================================================
== =====================================================
NET ASSET VALUE, BEGINNING OF YEAR          $11.16
$12.01        $11.15          $10.05          $10.59 -----
-------------------------------------------------------
---------------------------------------------------
-INCOME FROM OPERATIONS:
   Net investment income                      1.03
1.02          1.08            1.11            1.27
   Net realized and unrealized
      gain (loss) on investments             (0.02)
(0.81)         0.88            1.16
(0.52)
----------------------------------------------------------
-----------------------------------------------------Total
Income From Operations                        1.01
0.21          1.96            2.27            0.75
----------------------------------------------------------
------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                     (0.99)
(1.00)        (1.05)          (1.11)
(1.27)
   Overdistribution of net income               --
(0.06)        (0.05)             --              -
-
   Capital
(0.07)
--            --           (0.06)          (0.02)
----------------------------------------------------------
-----------------------------------------------------Total
Distributions                          (1.06)
(1.06)        (1.10)          (1.17)          (1.29)
----------------------------------------------------------
------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $11.11
$11.16        $12.01          $11.15          $10.05
----------------------------------------------------------
-----------------------------------------------------TOTAL
RETURN                                        9.77%
1.60%        18.55%          23.86%           8.82%
----------------------------------------------------------
------------------------------------------------------
NET ASSETS, END OF YEAR (000S)            $478,499
$509,608      $448,639        $304,035        $238,588
----------------------------------------------------------
-----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                   1.61%
1.60%         1.66%           1.65%           1.75%
   Net investment income                      9.52
8.77          9.02           10.52           13.30
----------------------------------------------------------
-----------------------------------------------------
PORTFOLIO TURNOVER RATE                         60%
98%           95%            137%            112%
==========================================================
== =====================================================

(1) For the period from November 6, 1992 (inception date) to July 31, 1993.

 ++ Total return is not annualized as it may not be representative of the total return for the year.

  + Annualized.


27


Smith Barney High Income Fund ----------------------------
--------------------------------
--------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH
YEAR:

CLASS C SHARES (1)
1995(2)
==========================================================
== ====================
NET ASSET VALUE, BEGINNING OF YEAR
$10.90 ---------------------------------------------------
----------------------------
INCOME FROM OPERATIONS:
   Net investment income
0.95
   Net realized and unrealized gain on investments
0.23 -----------------------------------------------------
--------------------------
Total Income From Operations
1.18 -----------------------------------------------------
--------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income
(0.90)
   Overdistribution of net income
--
   Capital
(0.07) ---------------------------------------------------
----------------------------
Total Distributions
(0.97) ---------------------------------------------------
----------------------------
NET ASSET VALUE, END OF YEAR
$11.11 ---------------------------------------------------
----------------------------
TOTAL RETURN
11.50%++ -------------------------------------------------
------------------------------
NET ASSETS, END OF YEAR (000S)
$6,011 ---------------------------------------------------
----------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses
1.56%+
   Net investment income
9.58+ ----------------------------------------------------
---------------------------
PORTFOLIO TURNOVER RATE
60%
==========================================================
== ====================

(1) On November 7, 1994, the former Class D shares were renamed Class C shares.

(2) For the period from August 24, 1994 (inception date) to July 31, 1995.

 ++ Total return is not annualized as it may not be
representative of the total
    return for the year.
  + Annualized.
28


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH
YEAR:

CLASS Y SHARES
1995(1)
==========================================================
== ====================
NET ASSET VALUE, BEGINNING OF YEAR
$10.88 ---------------------------------------------------
----------------------------
INCOME FROM OPERATIONS:
   Net investment income
0.09
   Net realized and unrealized gain on investments
0.23 -----------------------------------------------------
--------------------------
Total Income From Operations
0.32 -----------------------------------------------------
--------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income
(0.03)
   Overdistribution of net income
--
   Capital
(0.07) ---------------------------------------------------
----------------------------
Total Distributions
(0.10) ---------------------------------------------------
----------------------------
NET ASSET VALUE, END OF YEAR
$11.10 ---------------------------------------------------
----------------------------
TOTAL RETURN
2.91%++ --------------------------------------------------
-----------------------------
NET ASSETS, END OF YEAR (000S)
$10,306 --------------------------------------------------
-----------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses
0.86%+
   Net investment income
10.28+ ---------------------------------------------------
----------------------------
PORTFOLIO TURNOVER RATE
60%
==========================================================
== ====================

(1) For the period from April 28, 1995 (inception date) to
July 31, 1995.

 ++ Total return is not annualized as it may not be representative of the total return for the year.

  + Annualized.



29


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Financial Highlights (continued) -------------------------
------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH
YEAR:

CLASS Z SHARES(1)
1995            1994            1993(2)
==========================================================
== =======================================
NET ASSET VALUE, BEGINNING OF YEAR
$11.16          $12.01           $11.03 ------------------
----------------------------------------------------------
----------------------
INCOME FROM OPERATIONS:
   Net investment income
1.11            1.10             0.79
   Net realized and unrealized gain (loss)
      on investments
(0.03)          (0.80)            1.07 -------------------
----------------------------------------------------------
---------------------
Total Income From Operations
1.08            0.30             1.86 --------------------
----------------------------------------------------------
--------------------
LESS DISTRIBUTIONS FROM:
   Net investment income
(1.08)          (1.09)           (0.84)
   Overdistribution of net income
--           (0.06)           (0.04)
   Capital
(0.07)             --               ----------------------
----------------------------------------------------------
-------------------
Total Distributions
(1.15)          (1.15)           (0.88) ------------------
----------------------------------------------------------
----------------------
NET ASSET VALUE, END OF YEAR
$11.09          $11.16           $12.01 ------------------
----------------------------------------------------------
----------------------
TOTAL RETURN
10.55%           2.37%           17.47%++ ----------------
----------------------------------------------------------
------------------------
NET ASSETS, END OF YEAR (000S)
$9,917         $11,370          $26,112 ------------------
----------------------------------------------------------
----------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses
0.86%           0.77%            0.81%+
   Net investment income
10.28            9.61             9.88+ ------------------
----------------------------------------------------------
----------------------
PORTFOLIO TURNOVER RATE
60%             98%              95%
==========================================================
== =======================================

(1) On November 7, 1994, the former Class C shares were renamed Class Z shares.

(2) For the period from November 6, 1992 (inception date) to July 31, 1993.

 ++ Total return is not annualized as it may not be representative of the total return for the year.

  + Annualized.

30


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Additional Information -----------------------------------
-------------------------
--------------------
    Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P.
("Coopers & Lybrand") as the
Fund's independent auditor and voted to appoint KPMG Peat
Marwick LLP. During
the Fund's two most recent fiscal years, Coopers &
Lybrand's audit reports
contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
Further, during this same period there were no disagreements with Coopers &
Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the
Securities and Exchange Commission stating whether Coopers
& Lybrand agrees with
the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at
(212) 723-9218.


31


Smith Barney High Income Fund ----------------------------
---------------------------------------------------
Independent Auditors' Report -----------------------------
--------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney High Income Fund of
Smith Barney Income Funds:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney
High Income Fund of Smith
Barney Income Funds as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated September 19,
1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July
31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney High Income
Fund of Smith Barney Income Funds as of July 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                            /s/ KPMG Peat Marwick LLP
New York, New York
September 22, 1995

32


Smith Barney
High Income
Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                                  Smith Barney -----------
                                  -

                                  A Member of
TravelersGroup [LOGO APPEARS HERE]
Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of
Smith Barney High Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
High Income Fund
388 Greenwich Street
New York, New York 10013


FD 0429 9/95





----------------------------------------------------------
----------------------
                                  ANNUAL REPORT
----------------------------------------------------------
----------------------


          1995
          1995
          1995
          1995
          1995


                         Smith Barney
                         Tax-Exempt
                         Income Fund
                         --------------------------
                         July 31, 1995

               [LOGO]    Smith Barney Mutual Funds
                         Investing for your future.
                         Every day.

----------------------------------------------------------
----------------------
                       Smith Barney Tax-Exempt Income Fund
----------------------------------------------------------
----------------------


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney
Tax-Exempt Income Fund for the year ended July 31, 1995.
After declining
precipitously during most of 1994, bond prices rebounded during the first half of 1995. For the year ended July 31, 1995, the Fund produced a total return of
6.29% for Class A shares. Investors owning Class A shares received tax-exempt distributions of $1.00 per share and a capital gain distribution of $0.02.


Market and Economic Overview

After a volatile 1994, both the fixed-income and equity markets improved dramatically in the first half of 1995. The rally in the bond market started in late November 1994 and was driven by a combination of events. These included a flight to U.S. Treasuries due to the Mexican peso crisis, the huge Republican victory, and the purchase of $50 billion of U.S. Treasury notes by a number of central banks in an effort to support a falling U.S.
dollar. In addition,
starting early in 1995, signs began to appear that a slowdown in economic growth
-- or a "soft landing" -- was occurring. This curtailment of growth was the goal of the Federal Reserve Board's series of seven hikes in short-term interest rates, which began in February 1994 and continued over a 13-month period.

The tax-exempt sector of the fixed-income market, while improving over its 1994 results, did not do as well as Treasuries or the stock market. Several factors contributed to this underperformance, but the primary influence was the issue of tax reform. Various proposals from members of Congress would change the tax system to a flat tax from the current graduated system.
Adoption of a flat tax
would diminish the advantages of tax exemption for municipal bonds. While many market participants believe that a flat tax has little chance of enactment, the topic will be with us for the foreseeable future, and we cannot speculate what might happen to the tax system in 1996 or later.

To a lesser extent, concerns about the safety of the municipal bond market, after the Orange County, California bankruptcy filing in late 1994, dampened tax-exempt bond performance. In addition, an extremely vigorous equity market provided effective competition for municipals.

Investment Strategy

As we have said, the Federal Reserve, in its effort to slow growth in an overheating economy, had raised short-term rates during most of 1994 and once in early 1995. In July 1995, Federal Reserve Chairman, Alan
Greenspan, believing
that the economy had achieved a soft landing, reduced short-term rates from
6.00% to 5.75%. We expect that the Federal Reserve will probably reduce rates again some time later this year. Accordingly, we have maintained a defensive approach to the market for the past six months with an emphasis on higher interest rate issues which protect the Fund's portfolio from some of the price fluctuations that we have seen. We are also maintaining the Fund's average maturity at approximately 22 years in an effort to maximize the tax-exempt income earned by the Fund.


Outlook

Looking forward to the remainder of 1995, we believe that the market will continue to trade in the range that we have seen since the Federal Reserve's last interest-rate reduction. In our opinion, the municipal market is very attractive right now, offering 85% to 90% of the yield of bonds with comparable maturities in the Treasury market. When adjusted for their federally tax-exempt status, municipal bonds provide investors with an even more attractive yield.

We thank you for your confidence in our investment management and encourage you to contact us or your Smith Barney Financial Consultant if you have any questions about the Fund.

Sincerely,



/s/ Heath B. McLendon                       /s/ Lawrence
T. McDermott
Heath B. McLendon                           Lawrence T.
McDermott
Chairman and                                Vice President
and
Chief Executive Officer                     Investment
Officer

August 18, 1995

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Historical Performance -- Class A Shares
----------------------------------------------------------
----------------------

                 Net Asset Value
              --------------------
              Beginning      End      Income     Capital
Gain   Return of     Total
Year Ended     of Year     of Year   Dividends
Distributions   Capital   Returns(1)
==========================================================
===========================
7/31/95        $17.26      $17.25      $1.00         $0.02
$0.04      6.42%
----------------------------------------------------------
---------------------------
7/31/94         18.24       17.26       1.06          0.13
0.00      1.14
----------------------------------------------------------
---------------------------
Inception*
  - 7/31/93     17.45       18.24       0.83          0.16
0.00     10.24
==========================================================
===========================
Total                                  $2.89         $0.31
$0.04
==========================================================
===========================


----------------------------------------------------------
----------------------
Historical Performance -- Class B Shares
----------------------------------------------------------
----------------------

                 Net Asset Value
              --------------------
              Beginning      End      Income     Capital
Gain   Return of     Total
Year Ended     of Year     of Year   Dividends
Distributions   Capital   Returns(1)
==========================================================
===========================
7/31/95        $17.26      $17.26     $ 0.91         $0.02
$0.04      5.91%
----------------------------------------------------------
---------------------------
7/31/94         18.24       17.26       0.96          0.13
0.00      0.60
----------------------------------------------------------
---------------------------
7/31/93         18.00       18.24       1.02          0.17
0.00      8.28
----------------------------------------------------------
---------------------------
7/31/92         16.97       18.00       1.04          0.14
0.00     13.50
----------------------------------------------------------
---------------------------
7/31/91         16.98       16.97       1.10          0.11
0.00      7.40
----------------------------------------------------------
---------------------------
7/31/90         17.31       16.98       1.12          0.03
0.00      4.95
----------------------------------------------------------
---------------------------
7/31/89         16.44       17.31       1.13          0.01
0.00     12.68
----------------------------------------------------------
---------------------------
7/31/88         16.48       16.44       1.13          0.06
0.00      7.32
----------------------------------------------------------
---------------------------
7/31/87         16.30       16.48       1.10          0.00
0.00      7.90
----------------------------------------------------------
---------------------------
Inception*
  - 7/31/86     15.00       16.30       1.04          0.00
0.00     15.89
==========================================================
===========================
Total                                 $10.55         $0.67
$0.04
==========================================================
===========================


----------------------------------------------------------
----------------------
Historical Performance -- Class C Shares
----------------------------------------------------------
----------------------

                 Net Asset Value
              --------------------
              Beginning      End      Income     Capital
Gain   Return of     Total
Year Ended     of Year     of Year   Dividends
Distributions   Capital   Returns(1)
==========================================================
===========================
Inception*
  - 7/31/95    $15.83      $17.25      $0.62         $0.02
$0.04     13.45%
==========================================================
===========================

It is the Funds' policy to distribute dividends monthly and capital gains, if any, annually.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Average Annual Total Return
----------------------------------------------------------
----------------------

                                                  Without
Sales Charge(1)
                                            --------------
--------------------
                                            Class A
Class B     Class C
==========================================================
======================
Year Ended 7/31/95                           6.42%
5.91%       N/A
----------------------------------------------------------
----------------------
Five Years Ended 7/31/95                     N/A
7.05        N/A
----------------------------------------------------------
----------------------
Inception* through 7/31/95                   6.46
8.47        13.45%
----------------------------------------------------------
----------------------


                                                    With
Sales Charge(2)
                                            --------------
--------------------
                                            Class A
Class B     Class C
==========================================================
======================
Year Ended 7/31/95                           2.16%
1.41%       N/A
----------------------------------------------------------
----------------------
Five Years Ended 7/31/95                     N/A
6.90        N/A
----------------------------------------------------------
----------------------
Inception* through 7/31/95                   4.87
8.47        12.45%
----------------------------------------------------------
----------------------


----------------------------------------------------------
----------------------
Cumulative Total Return
----------------------------------------------------------
----------------------

Without Sales Charge(1)
                                            --------------
-------------------
Class A (Inception* through 7/31/95)
18.64%
----------------------------------------------------------
----------------------
Class B (Inception* through 7/31/95)
123.18
----------------------------------------------------------
----------------------
Class C (Inception* through 7/31/95)
13.45
----------------------------------------------------------
----------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year thereafter until no CDSC is incurred.
     Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

*    Inception dates for Class A, B and C shares are
November 6, 1992, September
     16, 1985 and November 17, 1994, respectively.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Historical Performance
----------------------------------------------------------
----------------------

                 Growth of $10,000 Invested in Class B
Shares of
                   the Smith Barney Tax-Exempt Income Fund
vs.
                        the Lehman Municipal Bond Index +
                                   (unaudited)
----------------------------------------------------------
----------------------
                           September 1985 -- July 1995

    [The table below was represented as a line graph in the printed material]

                       Smith Barney       Lehman Municipal
                     Tax-Exempt Fund         Bond Index
                     ---------------         ----------
     9/16/85               10000               10000
        7/86               11589               11699
        7/87               12504               12760
        7/88               13419               13657
        7/89               15120               15319
        7/90               15869               16381
        7/91               17043               17811
        7/92               19343               20259
        7/93               20944               22050
        7/94               21069               22461
        7/95               22287               24231

+    Hypothetical illustration of $10,000 invested in
Class B shares at
     inception on September 16, 1985, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The Lehman
     Municipal Bond Index is a broad-based index which includes about 8,000 tax-free bonds and reflects approximately $300 billion of market capitalization. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the
     Fund's other classes may be greater or less than the Class B shares'
     performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Portfolio Highlights (unaudited)
July 31, 1995
----------------------------------------------------------
----------------------

Portfolio Breakdown

    [The table below was represented as a pie graph in the printed material]

             Education                        4.0%
             Water/Sewer                      2.5%
             General Obligation              10.4%
             Utility                         17.2%
             Hospital                        12.4%
             Transportation                   8.4%
             Housing                          9.4%
             Pollution Control               17.2%
             Industrial Development          10.1%
             Miscellaneous                    7.6%
             Life Care Systems                0.8%


Top Five States Represented

Percentage of
State
Total Investments
==========================================================
======================
Texas
10.7%
Pennsylvania
9.8
Georgia
5.8
New Jersey
5.7
New York
5.3


Summary of Municipal Bonds and Short-Term
Tax-Exempt Investments by Combined Ratings

                            Standard &
Percentage of
Moody's        or             Poor's
Total Investments
==========================================================
======================
   Aaa                          AAA
40.2%
   Aa                           AA
8.5
    A                            A
19.5
   Baa                          BBB
19.8
   Ba                           BB
4.5
    B                            B
0.8
   NR                           NR
6.7

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Alabama -- 0.6%
    $  500,000        Aa*       Alabama Special Care
Facilities Finance Authority,
                                   (Daughters of Charity
Health Systems), Hospital Revenue,
                                   10.125% due 11/1/15
$   516,250
     3,000,000        AAA       Huntsville, AL Health Care
Facilities Authority, Series A,
                                   MBIA-Insured, 6.375%
due 6/1/12                                     3,086,250
     2,500,000        AAA       Morgan County-Decatur, AL
Healthcare Facilities,
                                   Decatur General
Hospital, CO LEE-Insured,
                                   6.250% due 3/1/13
2,562,500
----------------------------------------------------------
-------------------------------------------------------

6,165,000
----------------------------------------------------------
-------------------------------------------------------
Alaska -- 0.6%
                                Alaska State Housing
Finance Corporation:
     2,250,000        A+          Series A, 6.600% due
12/1/23                                         2,435,625
       840,000        AAA         Series B, Veteran's
Mortgage Purchase,
                                   5.875% due 12/1/35
772,800
     3,000,000        AA-       Valdez, AK Marine Terminal
Revenue, (Pipelines Inc. Project),
                                   Series A, 5.800% due
8/1/25                                         2,805,000
----------------------------------------------------------
-------------------------------------------------------

6,013,425
----------------------------------------------------------
-------------------------------------------------------
Arizona -- 2.1%
     1,000,000        Aa*       Arizona Educational Loan
Marketing Corporation,
                                   6.375% due 9/1/05
1,022,500
       850,000        Aaa*      Arizona Health Facilities
Authority, Hospital Revenue,
                                   (St. Luke's Hospital),
Series A, 10.125% due 11/1/15                  879,750
     1,170,000        AAA       Arizona State, COP, FSA-
Insured, 6.625% due 9/1/08                     1,251,900
     1,000,000        AAA       Arizona State, COP,
Refunding Revenue Bonds,
                                   FSA-Insured, 6.500% due
3/1/08                                      1,065,000
        70,000        AAA       Arizona State Municipal
Financing, COP, Series 10,
                                   BIG-Insured, (Pre-
refunded -- Escrowed with U.S.
                                   Government Securities
to 8/1/97 Call @ 101),
                                   7.900% due 8/1/17(b)
75,863
     1,000,000        BBB       Gila County, AZ IDA, PCR,
Series 1987, (ASARCO Inc.
                                   Project), 8.900% due
7/1/06                                         1,093,750
     1,850,000        AAA       Maricopa County, AZ IDA,
Mortgage Loan, Multi-Family
                                   Housing Revenue, Series
A, FHA-Insured,
                                 5.900% due 7/1/24
1,757,500
     5,000,000        BB        Maricopa County, AZ PCR,
Public Service
                                   Company, Palo Verde,
Series A, 6.375% due 8/15/23                   4,756,250
     1,300,000        AAA       Maricopa County, AZ School
District, Fountain Hills,
                                   No. 98, FGIC-Insured,
6.625% due 7/1/10                             1,379,625

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Arizona -- 2.1% (continued)
    $6,500,000        BBB       Navajo County, AZ PCR,
Arizona Public Service
                                   Company, Series A,
5.875% due 8/15/28                             $ 6,053,125
       364,000        NR        Peoria, AZ IDA, (Sierra
Winds Life Care Inc.),
                                   5.000% due 11/1/17
309,400
       655,000        NR        Pinal County, AZ IDR,
                                   (Casa Grande Regional
Medical Center),
                                 9.000% due 12/1/13
677,925
----------------------------------------------------------
-------------------------------------------------------

20,322,588
----------------------------------------------------------
-------------------------------------------------------
Arkansas -- 0.1%
     1,000,000        AAA       Arkansas State Development
Authority, Single-
                                   Family Mortgage
Revenue, Series A, 6.200% due 7/1/15
998,750
----------------------------------------------------------
-------------------------------------------------------
California -- 4.2%
     4,000,000        A-        Burbank, CA Redevelopment
Agency, Series A,
                                   (Golden State
Redevelopment Project), 6.250% due 12/1/24
3,750,000
     5,000,000        AA        California Health
Facilities Finance Authority, Kaiser
                                   Permanente, 5.550% due
8/15/25                                      4,493,750
     1,500,000        A+        California Housing Finance
Agency Revenue, Multi-Unit
                                   Rental Housing, Series
B-II, 6.700% due 8/1/15                      1,530,000
     2,250,000        A         California State Public
Works Board, Lease Revenue,
                                   (University of
California Project), 5.500% due 6/1/21
2,036,250
     2,500,000        AAA       California Statewide
Community Development Authority
                                   Revenue, COP, Sutter
Health, AMBAC-Insured,
                                   6.125% due 8/15/22
2,459,375
     2,000,000        AAA       Central Coast Water
Project, (California State Water Project),
                                   AMBAC-Insured, 6.600%
due 10/1/22                                   2,100,000
     2,600,000        BBB-      Central Valley Finance
Authority, CA (Cogeneration/Carson
                                   Ice Project), 6.200%
due 7/1/20                                     2,479,750
     3,000,000        Baa1*     Duarte, CA Hope Medical
Center, 6.250% due 4/1/23                      2,778,750
     4,000,000        A-        Los Angeles, CA Corporate
Lease Revenue,
                                   (Los Angeles
International Airport), 6.800% due 1/1/27
4,085,000
     1,000,000        NR        Norwalk, CA Redevelopment
Agency, Tax Allocation,
                                   Area 1, 9.100% due
12/1/15                                          1,033,750
     5,000,000        AAA       San Diego, CA Water Stars
and Cars, MBIA-Insured,
                                   6.300% due 4/8/21(a)
5,000,000
     9,150,000        NR        San Joaquin Hills, CA
Transportation Authority,
                                   (Transcorridor Agency
Project), Toll Road, Sr. Lien,
                                   6.750% due 1/1/32
9,150,000
----------------------------------------------------------
-------------------------------------------------------

40,896,625
----------------------------------------------------------
-------------------------------------------------------


                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Colorado -- 1.9%
    $1,500,000        B2*       Arvada, CO Urban Renewal
Authority, (Arvada City Center),
                                   Series R, 8.750% due
   3/1/06                                    $ 1,125,000
     4,750,000        BBB       Colorado Springs, CO
Airport Revenue, Series A, 7.000%
                                   due 1/1/22
4,898,437
     1,000,000        BB        Denver, CO City and County
Airport Revenue, 8.000%
                                   due 11/15/17
1,056,250
     2,170,000        BB        Denver, CO City and County
Airport Revenue, Series C,
                                   6.750% due 11/15/22
2,170,000
       250,000        BB        Denver, CO City and County
Revenue, Series A, 7.500%
                                   due 11/15/23
267,188
     1,000,000        Baa*      Dove Valley, Arapahoe
County, CO Metropolitan District,
                                   Improvement Authority,
9.500% due 12/1/08                           1,038,750
     2,250,000        AAA       Jefferson County, CO COP,
MBIA-Insured, 6.650%
                                   due 12/1/08
2,438,436
      370,000         AAA       Jefferson County, CO
Single-Family Mortgage, Series A,
                                   MBIA-Insured, 8.875%
due 10/1/13                                      400,062
     1,500,000        A*        Larimer County, CO School
District No. R-1
                                   (Poudre-Ft. Collins),
Colorado School Board Lease,
                                 COP, 6.700% due 12/1/13
1,578,750
       500,000        A3*       Meridian, CO Metropolitian
District, 7.000% due 12/1/98                  519,375
     2,340,000        AA-       Pueblo County, CO Single-
Family Housing Authority, Series A,
                                   FNMA/GNMA Mortgage
Backed, 6.850% due 12/1/25                       2,418,975
----------------------------------------------------------
-------------------------------------------------------

17,911,223
----------------------------------------------------------
-------------------------------------------------------
Connecticut -- 1.3%
       495,000        NR        Connecticut Development
Authority, Industrial Development,
                                   (Nutmeg Partnership
Project), Series B, 12.750% due 5/15/15           500,568
     1,930,000        A         Connecticut Development
Authority, Resource Recovery
                                   Authority, (Bridgeport
Project), Series B, 8.500% due 1/1/00        1,992,725
     2,000,000        AAA       Connecticut State, Airport
Revenue, (Bradley International
                                   Airport), FGIC-Insured,
7.650% due 10/1/12                          2,272,500
                                Connecticut State Health
and Educational Facilities:
     1,200,000        BBB-        Quinipiac College,
Series D, 6.000% due 7/1/23
1,068,000
                                  University of Hartford,
Series D:
     1,655,000        BBB           6.750% due 7/1/12
1,613,625
     1,450,000        BBB           6.800% due 7/1/22
1,397,438
     3,260,000        AA        Connecticut State, HFA,
Series A,
                                   6.750% due 11/15/23
3,308,900
----------------------------------------------------------
-------------------------------------------------------

12,153,756
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Delaware -- 0.6%
    $2,500,000        AAA       Delaware State EDA, PCR,
Series B, AMBAC-Insured,
                                   6.750% due 5/1/19
$ 2,650,000
     3,000,000        AAA       Delaware State EDA, Water
& Sewer Revenue,
                                   AMBAC-Insured, 6.200%
due 6/1/25                                    2,940,000
----------------------------------------------------------
-------------------------------------------------------

5,590,000
----------------------------------------------------------
-------------------------------------------------------
District of Columbia -- 1.2%
     6,500,000        B-        District of Columbia, COP,
7.300% due 1/1/13                           6,516,250
     1,000,000        A+        District of Columbia,
Revenue, (Georgetown University),
                                   5.375% due 4/1/23
906,250
     4,350,000        B         District of Columbia,
Series A, GO, 6.000% due 6/1/07                  4,203,188
----------------------------------------------------------
-------------------------------------------------------

11,625,688
----------------------------------------------------------
-------------------------------------------------------
Florida -- 3.9%
                                Alachua County, FL Health
Facilities Authority, Health Facilities
                                   Revenue, (Santa Fe
Healthcare Facilities Project):
       425,000        BBB+          6.875% due 11/15/02
450,500
       500,000        BBB+          7.600% due 11/15/13
531,250
     1,100,000        AAA       Brevard County, FL School
Board, COP, Series A,
                                   AMBAC-Insured, 6.500%
due 7/1/12                                    1,168,750
                                Broward County, FL
Resource Recovery:
       590,000        A           Waste Energy, (North),
7.950% due 12/1/08                              654,900
     2,705,000        A           Waste Energy, (South),
7.950% due 12/1/08                            3,009,313
       825,000        AAA       Dade County, FL Aviation
Revenue, Series B, MBIA-Insured,
                                  6.600% due 10/1/22
871,406
       500,000        BBB       Escambia, FL PCR,
(Champion International Corporation
                                  Project), 6.950% due
11/1/07                                           529,375
       500,000        AAA       Florida State HFA, General
Mortgage,
                                  Series A, FHA-Insured,
6.400% due 6/1/24                               506,250
     3,000,000        AAA       Florida State HFA, Single-
Family
                                  Mortgage, Series A,
GNMA/FNMA, 6.650% due 1/1/24.                    3,071,250
     1,455,000        D         Hialeah, FL Hospital
Revenue Refunding, (Hialeah Hospital),
                                  8.000% due 2/1/14
851,175
       390,000        B-        Hillsborough County, FL
Aviation Authority, Revenue,
                                  (U.S. Airlines Project),
8.600% due 1/15/22                            402,675
                                Hillsborough County, FL
Utility Revenue, Series A:
     2,800,000        BBB+        7.000% due 8/1/14
2,975,000
       580,000        BBB+        7.000% due 8/1/14, (Pre-
refunded -- Escrowed with
                                  U.S. Government
Securities to 8/1/01 Call @ 102)(b)
664,100
                                Jacksonville, FL Health
Facilities Revenue:
     2,000,000        AAA         Children's Hospital --
Baptist Medical Center,
                                    MBIA-Insured, 7.000%
due 6/1/11                                    2,185,000

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Florida -- 3.9% (continued)
    $3,440,000        AAA         University Medical
Center, CO LEE-Insured, 6.600%
                                   due 2/1/21
$ 3,590,500
     1,000,000        AAA       Orange County, FL Tourist
Development Tax Revenue,
                                   Series B, AMBAC-
Insured, 6.500% due 10/1/19
1,058,750
     2,960,000        AAA       Orange County, FL Waste
and Water Revenue Refunding,
                                   AMBAC-Insured, 6.250%
due 10/1/17                                   3,030,300
       300,000        BBB       Pace Property Finance
Authority, Florida Utility Revenue,
                                   6.250% due 9/1/13
293,250
                                Palm Beach County, FL
Health Facilities Authority Revenue,
                                   (J.F.K. Medical
Center):
       100,000        AAA          8.875% due 12/1/18
116,125
     1,020,000        AAA          8.875% due 12/1/18,
(Pre-refunded -- Escrowed with
                                     U.S. Government
Securities to 12/1/98 Call @ 102)
1,111,800
     3,000,000        BB+       Putnam County, FL
Development Authority, PCR,
                                   (Georgia Pacific),
7.000% due 12/1/05                               3,277,500
     1,900,000        AAA       Tampa, FL Utility Tax and
Special Revenue,
                                   AMBAC-Insured, 6.900%
due 10/1/09                                   2,101,874
     1,850,000        NR        Tampa, FL Water System
Revenue, (Aquarium Project),
                                   7.750% due 5/1/27
1,914,750
     1,500,000        AAA       Volusia County, FL
Educational Facilities Authority Revenue,
                                   (Embry-Riddle
Aeronautical University), Co Lee-Insured,
                                 6.625% due 10/15/22.
1,584,375
     2,000,000        AAA       Volusia County, FL School
Board, (Master Lease Program),
                                   COP, FSA-Insured,
6.625% due 8/1/06
2,175,000
----------------------------------------------------------
-------------------------------------------------------

38,125,168
----------------------------------------------------------
-------------------------------------------------------
Georgia -- 5.8%
     2,425,000        A         Appling County, GA
Development Authority, PCR,
                                   (Georgia Power
Company), (Hatch Project),
                                   10.600% due 10/1/15
2,494,719
     4,000,000        A         Atlanta, GA Airport
Facilities Revenue, 7.250% due 1/1/17
4,320,000
                                Burke County, GA
Development Authority, PCR,
                                   (Georgia Power
Company), (Vogtle Project):
     3,495,000        A-            10.600% due 10/1/15
3,595,481
     8,000,000        A1*           1st Series, 6.350% due
5/1/19                                      8,170,000
     6,310,000        A             3rd Series, 10.500%
due 11/1/15                                    6,522,962
     3,000,000        BB        Fulton County, GA
Development Authority, Special Facilities
                                   Revenue, (Delta
Airlines Inc. Project), 6.950% due 11/1/12
3,086,250
     4,750,000        A+        George L. Smith, Georgia
World Congress Center Authority
                                   Revenue, (Domed Stadium
Project), 7.875% due 7/1/20                 5,195,312
     7,000,000        AAA       Georgia Municipal Electric
Authority Power Revenue,
                                   Series EE, AMBAC-
Insured, 6.400% due 1/1/23
7,385,000

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Georgia -- 5.8% (continued)
    $5,000,000        AAA       Medical Center Hospital
Authority, GA Columbus Healthcare,
                                   Series C, MBIA-Insured,
6.400% due 8/1/06                         $ 5,381,250
     5,000,000        A+        Metropolitan Atlanta, GA
Rapid Transit Authority,
                                   Sales Tax Revenue,
Series O, 6.550% due 7/1/20                      5,150,000
     5,000,000        AAA       Monroe County, GA
Development Authority, PCR,
                                   (Georgia Power Company,
Scherer Project),
                                   AMBAC-Insured, 6.000%
due 7/1/25                                    4,900,000
----------------------------------------------------------
-------------------------------------------------------

56,200,974
----------------------------------------------------------
-------------------------------------------------------
Guam -- 0.2%
     1,500,000        A+        Government of Guam,
Limited Obligation Revenue,
                                   Series A, 7.000% due
11/15/04                                       1,584,375
----------------------------------------------------------
-------------------------------------------------------
Hawaii -- 0.2%
     2,000,000        A         Hawaii State Department of
Budget and Finance,
                                   Special Purpose
Mortgage Revenue, (Kapiolani Health
                                   Care Systems), 6.400%
due 7/1/13                                    2,015,000
----------------------------------------------------------
-------------------------------------------------------
Idaho -- 0.2%
     2,210,000        AA        Idaho Housing Agency,
Single-Family Mortgage,
                                   Series C, 7.875% due
1/1/21                                         2,320,500
----------------------------------------------------------
-------------------------------------------------------
Illinois -- 3.8%
     1,880,000        AA        Chicago, IL HDC,  (Section
8), Series A, FHA-Insured,
                                   6.700% due 7/1/12
1,924,650
                                Chicago, IL O'Hare
International Airport, Special Facilities:
     1,800,000        BB           Delta Airlines, 6.450%
due 5/1/18                                   1,757,250
     1,800,000        AAA          Lufthansa Airlines,
7.125% due 5/1/18                               1,876,500
     2,490,000        BB           United Airlines, 8.250%
due 5/1/99                                  2,704,763
     3,295,000        BB           United Airlines, Series
B, 8.950% due 5/1/18                        3,735,706
     3,905,000        BB           United Airlines, Series
C, 8.200% due 5/1/18                        4,236,925
     4,000,000        AAA       Cook County, IL Series A,
MBIA-Insured, 6.600%
                                   due 11/15/22
4,150,000
                                East Chicago, IL
Industrial PCR, (Inland Steel Company):
     3,000,000        BB-          Project 10, 6.800% due
6/1/13                                       3,000,000
       250,000        BBB-         Series B, 10.750% due
12/1/12                                         258,750
                                Illinois Education
Facilities Authority Revenue:
     1,500,000        BBB+        Chicago Osteopathic
College, 9.625% due 7/1/05                       1,546,875
     1,300,000        A-          Northern Illinois
Medical Center, 6.000% due 9/1/19
1,184,625
     1,500,000        A+        Illinois Health Facilities
Authority Revenue,
                                   (OSF Healthcare),
6.000% due 11/15/23
1,413,750
     1,500,000        A+        Illinois Housing and
Development Authority, Multi-Family
                                   Housing, Series A,
6.125% due 7/1/25                                1,434,375

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Illinois -- 3.8% (continued)
    $2,750,000        AAA       Illinois State Toll
Highway Authority, Series A,
                                   FGIC-Insured, 6.200%
due 1/1/16                                   $ 2,736,250
     3,600,000        A+        Metropolitan Pier and
Exposition Authority,
                                   (McCormick Place
Expansion Project), Series A,
                                   AMBAC-Insured, 6.500%
due 6/15/27                                   3,640,500
       900,000        NR        Sauget, IL Special Service
Area No. 1, 10.250% due 1/1/00                932,625
----------------------------------------------------------
-------------------------------------------------------

36,533,544
----------------------------------------------------------
-------------------------------------------------------
Indiana -- 1.3%
                                Hamilton County, IN
Hospital Building Revenue,
                                  (Hospital Association):
       275,000        Aa*           7.500% due 2/1/08
287,031
       285,000        Aa*           7.500% due 8/1/08
297,469
       110,000        Aa*           7.600% due 8/1/09
114,400
       320,000        Aa*           7.600% due 2/1/10
332,800
     5,245,000        BBB       Indianapolis, IN Airport
Facilities Revenue, 7.100%
                                   due 1/15/17
5,448,244
       250,000        AA+       Indianapolis, IN Local
Public Improvement, Series A,
                                   6.000% due 1/10/18
248,125
                                Indianapolis, IN Resource
Recovery Revenue,
                                   (Ogden Martin Systems,
Incorporated):
       500,000        A             Series A, 7.900% due
12/1/08                                         526,875
     1,240,000        A             Series B, 7.900% due
12/1/08                                       1,306,650
     2,500,000        BBB       Lawrenceburg, IN PCR,
(Indiana Power Company),
                                   Series E, 5.900% due
11/1/19                                        2,318,750
       500,000        Aa*       Marion County, IN
Daughters of Charity, Hospital Facility
                                   Revenue, (St. Vincent's
Hospital), 10.125% due 11/1/15                516,250
       745,000        AAA       North Warrick County, IN
School Building Authority,
                                   1st Mortgage, (Pre-
refunded -- Escrowed with
                                   U.S. Government
Securities to 1/1/96 Call @ 102),
                                   10.000% due 1/1/04(b)
778,525
----------------------------------------------------------
-------------------------------------------------------

12,175,119
----------------------------------------------------------
-------------------------------------------------------
Iowa -- 0.1%
     1,000,000        AAA       Dubuque County, IA
Hospital Revenue, (Sisters of Mercy
                                   Hospital), Series L,
FSA-Insured, 7.000% due 8/15/21                1,058,750
----------------------------------------------------------
-------------------------------------------------------
Kentucky -- 2.4%
     5,000,000        AAA       Jefferson County, KY
Hospital Revenue, MBIA-Insured,
                                   6.520% due 10/23/14(a)
5,131,250

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Kentucky -- 2.4% (continued)
                                Kenton County, KY Airport
Board Revenue:
     $ 270,000        A           Greater Cinncinatti
International Airport (Pre-refunded
                                    -- Escrowed with U.S.
Government Securities to
                                    3/1/98 Call @ 102),
8.250% due 3/1/15(b)                         $   300,038
                                  Delta Airlines:
     1,230,000        A             8.250% due 3/1/15
1,342,238
     4,250,000        BB            Project A, 7.500% due
2/1/20                                       4,435,938
       590,000        Aaa*      Kentucky Multi-County
Residential Mortgage, MBIA-Insured,
                                   10.500% due 10/1/00
587,050
     3,750,000        AAA       Lexington-Lafayette Urban
County Project, University of
                                   Kentucky Alumni Assoc.
Inc. Project, MBIA-Insured,
                                 6.750% due 11/1/24
3,984,375
     4,000,000        A         Pendleton County, KY Multi-
County Lease Revenue,
                                   Series A, 6.500% due
3/1/19                                         4,010,000
                                Trimble County, KY PCR:
     2,605,000        AA          Series B, 6.550% due
11/1/20                                         2,712,456
       395,000        AA          Series B,(Pre-refunded -
- Escrowed with U.S. Government
                                   Securities to 9/16/02
Call @ 102), 6.550% due 11/1/20(b)              438,944
----------------------------------------------------------
-------------------------------------------------------

22,942,289
----------------------------------------------------------
-------------------------------------------------------
Louisiana -- 2.9%
     5,000,000        NR        Hodge, LA Utility Revenue,
9.000% due 3/1/10                           5,362,500
     5,000,000        AAA       Jefferson Parish, Drain
Sales Tax Revenue, AMBAC-Insured,
                                   6.500% due 11/1/06
5,293,750
     2,800,000        Baa3*     Lake Charles, LA (Harbor
and Terminal Project), (Trunkline
                                   Liquid Natural Gas
Company Project), 7.750% due 8/15/22             3,066,000
     2,500,000        Baa1*     Louisiana Public
Facilities, Association of Independent
                                   Colleges and
Universities, 7.000% due 12/1/17
2,534,375
     2,000,000        BB-       Port of New Orleans, LA
IDR, (Continental Grain Company
                                   7.500% due 7/1/13
2,040,000
                                St. Charles Parish, LA
Solid Waste Distribution Revenue,
                                   (Louisiana Power and
Light Company Project):
     3,250,000        BBB+          7.050% due 4/1/22
3,347,500
     1,750,000        BBB+          Series A, 7.000% due
12/1/22                                       1,804,688
     1,210,000        AAA       St. Tammany Parish, LA
Hospital Revenue, District 2,
                                   CO LEE-Insured, 6.250%
due 10/1/14                                  1,226,638
     3,000,000        BBB-      West Feliciana Parish,
PCR, (Gulf State Utilities), 7.700%
                                   due 12/1/14
3,180,000
----------------------------------------------------------
-------------------------------------------------------

27,855,451
----------------------------------------------------------
-------------------------------------------------------
Maryland -- 2.0%
     3,000,000        AAA       Baltimore County, MD
Mortgage Revenue, (Dunfield
                                   Townhouses), Series A,
FHA-Insured, 6.900% due 8/1/28               3,082,500

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Maryland -- 2.0% (continued)
    $2,000,000        AAA       Baltimore County, MD
Mortgage Revenue, (Liberty Crossing
                                   Project), Series A,
6.000% due 8/20/20                            $ 1,890,000
     2,000,000        AAA       Howard County, MD Mortgage
Revenue, (Howard Hills
                                   Townhouses), Series A,
MBIA-Insured, 6.400% due 7/1/24              2,010,000
                                Maryland State, Community
Development:
     2,000,000        Aa*         Multi-Family Housing,
6.625% due 5/15/23                             2,030,000
       610,000        Aa*         Multi-Family Housing,
Series D, 6.050% due 5/15/24                     584,075
     1,000,000        Aa*         Single-Family Housing,
6.450% due 4/1/14                             1,012,500
                                Northeast Maryland Waste
Disposal Authority, Recovery
                                   Revenue, MBIA-Insured,
(Southwest Resource Recovery):
     3,000,000        AAA           7.200% due 1/1/06
3,431,250
     3,000,000        AAA           7.200% due 1/1/07
3,408,750
     1,600,000        Baa1*     Prince Georges County, MD
(Greater Southeast Healthcare
                                   System), 6.375% due
1/1/23                                          1,406,000
       500,000        AAA       Prince Georges County, MD
Housing Authority,
                                   (Stevenson Apartments
Project), Series A,
                                   6.350% due 7/20/20
500,625
----------------------------------------------------------
-------------------------------------------------------

19,355,700
----------------------------------------------------------
-------------------------------------------------------
Massachusetts -- 5.0%
                                Boston, MA Hospital
Revenue, (Boston City Hospital),
                                   Series B, FHA-Insured:
     2,000,000        AA-           5.750% due 2/15/13
1,932,500
     5,850,000        AA-           5.750% due 2/15/23
5,542,875
       530,000        AAA       Haverhill, MA Revenue
Bonds, Series A, AMBAC-Insured,
                                   6.700% due 9/1/10
561,800
     2,575,000        AAA       Lowell, MA Series B, FSA-
Insured, 5.600% due 11/1/12                   2,488,094
                                Massachusetts Bay
Transportation Authority, General
                                   Transportation System:
     1,000,000        A+            Series B, 6.200% due
3/1/16                                        1,038,750
     4,800,000        A+            Series C, 6.100% due
3/1/23                                        4,812,000
     2,000,000        A+        Massachusetts State
Construction Loan, Series D,
                                   GO Bonds, 7.000% due
7/1/07                                         2,212,500
     1,500,000        NR        Massachusetts State Health
and Educational Facilities
                                   Authoriy Revenue (St.
Memorial Medical Center),
                                   Series A, 6.000% due
10/1/23                                        1,130,625
                                Massachusetts State Health
and Educational Finance Authority:
       735,000        AAA         Series A, CO LEE-
Insured, 6.600% due 10/1/22
758,888
     2,700,000        AAA         Series B, CO LEE-
Insured, 6.250% due 7/1/12
2,733,750
       775,000        AAA         Series B, CO LEE-
Insured, 6.350% due 7/1/22
779,844
     3,500,000        AAA         New England Medical
Center, Series F,
                                   FGIC-Insured, 6.625%
due 7/1/25                                     3,640,000

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Massachusetts -- 5.0% (continued)
    $2,650,000        AAA         University of
Massachusetts Medical Project,
                                   CO LEE-Insured, 6.000%
due 7/1/23                                 $ 2,593,688
                                Massachusetts State HFA,
Residential Development Authority:
     2,000,000        AAA           Series C, FNMA, 6.875%
due 11/15/11                                2,090,000
     3,000,000        AAA           Series D, FNMA, 6.800%
due 11/15/12                                3,108,750
                                Massachusetts State HFA-
Housing Projects:
     2,500,000        A+          Series A, 6.375% due
4/1/21                                          2,475,000
     2,000,000        A+          Series 41, Single-Family
Housing Revenue
                                   6.300% due 12/1/14
1,990,000
                                Massachusetts State
Industrial Financial Agency,
                                   Resource Recovery,
(S.E. Mass. Project):
     2,700,000        NR             Series A, 9.000% due
7/1/15                                       2,983,500
     4,335,000        NR             Series B, 9.250% due
7/1/15                                       4,806,431
     1,000,000        AAA       Quincy, MA (Quincy
Hospital), FSA-Insured,
                                   5.500% due 1/15/13
956,250
----------------------------------------------------------
-------------------------------------------------------

48,635,245
----------------------------------------------------------
-------------------------------------------------------
Michigan -- 5.0%
                                Detroit, MI Economic
Development, Resource Recovery,
                                   Series A, FSA-Insured:
     3,680,000        AAA           6.450% due 5/1/01
4,006,600
     7,500,000        AAA           6.875% due 5/1/09
7,959,375
                                Detroit, MI Water Supply
System, FGIC-Insured:
     3,500,000        AAA         6.500% due 7/1/15
3,797,500
     3,000,000        AAA         6.375% due 7/1/22(a)
3,078,750
                                Greater Detroit, MI
(Resource Recovery Project):
     6,350,000        BBB-        Series B, 9.250% due
12/13/08                                        6,611,938
     1,000,000        BBB-        Series G, 9.250% due
12/13/08                                        1,041,250
     1,815,000        BBB-        Series H, 9.250% due
12/13/08                                        1,889,869
                                Michigan State Hospital
Finance Authority Revenue:
     5,000,000        AAA         FSA-Insured, 6.300% due
2/15/22(a)                                   5,075,000
       490,000        NR          Daughters of Charity-St.
Mary's Hospital,
                                   10.000% due 11/1/15
506,537
     3,500,000        BBB+      Michigan State Strategic
FD PCR, Adj. Ref General
                                   Motors Corp., 6.200%
due 9/1/20                                     3,456,250
                                Monroe County, MI PCR,
(Detroit Edison Company):
     4,500,000        AAA         Series 1, MBIA-Insured,
6.875% due 9/1/22                            4,730,625
     2,360,000        BBB         Series A, 10.500% due
12/1/16                                        2,472,100
     3,750,000        AAA       Western Townships, MI
Utilities Authority, Sewer Disposal
                                   Systems, GIC-Insured,
6.750% due 1/1/15                             3,900,000
----------------------------------------------------------
-------------------------------------------------------

48,525,794
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Minnesota -- 0.5%
    $1,200,000        NR        Minneapolis, MN Commercial
Development Revenue,
                                   (Holiday Inn Metrodome
Project), 10.500% due 6/1/03               $ 1,219,500
     4,000,000        BBB-      St. Paul, MN Housing and
Redevelopment Authority,
                                   (Health East Project),
Series A, 6.625% due 11/1/17                 3,880,000
----------------------------------------------------------
-------------------------------------------------------

5,099,500
----------------------------------------------------------
-------------------------------------------------------
Mississippi -- 0.7%
     2,250,000        AAA       Gulfport, MS Hospital
Facilities Authority, MBIA-Insured,
                                   6.200% due 7/1/18
2,278,125
     2,000,000        Aaa*      Mississippi Home Corp
Single-Family Mortgage Revenue,
                                   GNMA Coll FHA/VA/FMHA,
6.550% due 4/1/21                            1,975,000
     3,000,000        AAA       Mississippi Hospital
Equipment and Facilities,
                                   (North Mississippi
Health Service), AMBAC-Insured,
                                   5.750% due 5/15/16
2,883,750
----------------------------------------------------------
-------------------------------------------------------

7,136,875
----------------------------------------------------------
-------------------------------------------------------
Missouri -- 0.1%
                                St. Louis County, MO IDA,
Multi-Family Housing Revenue:
       395,000        NR          Series B 1989, (Pine
Tree Apartment Project),
                                   4.000% due 6/15/09
197,500
                                  Westbrook Village
Apartments:
       135,000        NR            Series E, 4.000% due
12/15/03                                         69,863
        50,000        NR            Series H, 4.000% due
12/15/15                                         24,750
----------------------------------------------------------
-------------------------------------------------------

292,113
----------------------------------------------------------
-------------------------------------------------------
Montana -- 0.4%
     4,000,000        NR        Montana State Board
Recovery Resource, (Yellowstone Energy
                                   LP Project), 7.000% due
12/31/19                                    3,790,000
----------------------------------------------------------
-------------------------------------------------------
Nevada -- 0.2%
     2,000,000        AAA       Humboldt County, NV PCR,
(Sierra Pacific Project),
                                   AMBAC-Insured, 6.550%
due 10/1/13                                   2,117,500
----------------------------------------------------------
-------------------------------------------------------
New Hampshire -- 0.7%
     1,500,000        AAA       New Hampshire Higher
Education and Health Facilities
                                   Authority Revenue,
(Concord Hospital), FGIC-Insured,
                                   7.000% due 10/1/12
1,616,250
     2,500,000        BBB-      State of New Hampshire,
Business Financing Authority,
                                   PCR, (United
Illuminating Company), Series A,
                                   MBIA-Insured, 5.875%
due 10/1/33                                    2,200,000
     1,000,000        A         State of New Hampshire,
IDA, Resource Recovery Revenue
                                   Series, (Concord
Project), 8.500% due 1/1/09
1,073,750
     2,000,000        A         State of New Hampshire,
Turnpike System Revenue,
                                   6.000% due 4/1/13
1,985,000
----------------------------------------------------------
-------------------------------------------------------

6,875,000
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
New Jersey -- 5.7%
    $  775,000        Baa*      Atlantic County, NJ
Utilities Authority, Solid Waste Revenue,
                                   7.125% due 3/1/16
$  772,094
     2,500,000        AAA       Hoboken, Union
City,Weehawken, NJ Sewer Authority
                                   Revenue, MBIA-Insured,
6.200% due 8/1/19                            2,587,500
     2,500,000        BBB-      Hudson County, NJ
Improvement Authority, Solid Waste
                                   Revenue, MBIA-Insured,
7.100% due 1/1/20                            2,481,250
     6,300,000        AAA       Mercer County, NJ
Improvement Authority, (Solid Waste Site
                                   Project), Series A,
FGIC-Insured, 6.700% due 4/1/12                 6,670,125
                                New Jersey EDA:
     2,500,000        AAA         FSA-Insured, 6.500% due
7/1/24                                       2,593,750
     1,000,000        AAA         PCR, MBIA-Insured,
6.400% due 5/1/32
1,017,500
                                New Jersey EDA, First
Mortgage Gross Revenue:
       495,000        NR          Dayton Manor Residential
Health Care, 13.000%
                                   due 9/1/15
336,600
       760,000        Aa3*        Series A, 6.250% due
12/1/01                                           779,950
                                New Jersey Health Care
Facilities Finance Authority:
     2,500,000        AAA         Irvington General
Hospital, FHA-Insured, 6.375%
                                   due 8/1/15
2,606,250
     2,950,000        A-          Kennedy Memorial
University Medical Center, Series D,
                                   7.875% due 7/1/09
3,145,438
     1,000,000        NR          Raritan Bay Medical
Center, 7.250% due 7/1/27                          982,500
     2,400,000        BBB-        Zurbrugg Memorial
Hospital, Series C, 8.500% due 7/1/12
2,508,000
                                New Jersey State
Educational Facilities Authority:
                                   (Fairleigh Dickinson
University), Series C:
     1,680,000        NR            7.750% due 7/1/01
1,950,900
       500,000        NR            6.625% due 7/1/23
472,500
     3,700,000        AAA       New Jersey State Housing &
Mortgage Finance Agency,
                                   Multi-Family Housing
Revenue, (FHA-Insured),
                                 7.000% due 5/1/30
3,834,125
     2,150,000        AAA       New Jersey State,
Transportation Corporation, COP,
                                   FSA-Insured, 6.500% due
10/1/16                                     2,297,813
     2,500,000        AAA       New Jersey State,
Transportation Authority System,
                                   MBIA-Insured, Series A,
5.500% due 6/15/13                          2,434,375
     2,500,000        AAA       Perth Amboy, NJ Board of
Education, COP, FSA-Insured,
                                   6.125% due 12/15/17
2,556,250
     3,300,000        AA-       Port Authority New York &
New Jersey, Seventy Seventh
                                   Series, 6.250% due
1/15/27                                          3,300,000
                                Salem County, NJ PCR,
Fingauth Waste Revenue:
     2,000,000        AA          6.500% due 11/15/21
2,065,000
     2,500,000        AAA         6.250% due 6/1/31
2,534,375

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
New Jersey -- 5.7% (continued)
                                Union County, NJ Utility
Authority, Solid Waste Revenue:
    $4,600,000        A-          Series A, 7.200% due
6/15/14                                       $ 4,784,000
     2,000,000        AA+         Series D, 6.850% due
6/15/14                                         2,095,000
----------------------------------------------------------
-------------------------------------------------------

54,805,295
----------------------------------------------------------
-------------------------------------------------------
New Mexico -- 0.1%
       600,000        AAA       Rio Rancho, NM Water &
Wastewater System Revenue,
                                   FSA-Insured, Series A,
6.000% due 5/15/22                             591,750
       122,619        Aaa*      Santa Fe, NM Single-Family
Mortgage Revenue,
                                   8.450% due 12/1/11
130,743
----------------------------------------------------------
-------------------------------------------------------

722,493
----------------------------------------------------------
-------------------------------------------------------
New York -- 5.3%
       930,000        D         Babylon, NY IDA, Recycling
Facility Revenue, Babylon
                                   Recycling Center,
Series A, 8.875% due 3/1/11
372,000
                                City of New York, GO
Bonds:
     4,175,000        A-          Series B, 7.000% due
10/1/12                                         4,310,687
     3,190,000        A-          Series C, 7.750% due
9/1/05                                          3,297,663
     1,000,000        AAA         Series C, AMBAC-Insured,
7.750% due 9/1/05                           1,038,750
        55,000        AAA         Series C, Subseries C-1,
MBIA-Insured,
                                   6.000% due 8/1/01
58,369
        20,000        AAA         AMBAC-Insured, 6.625%
due 8/1/15                                        21,525
                                  Series D:
        45,000        A-            8.500% due 8/1/13
47,306
        10,000        A-            (Pre-refunded--
Escrowed with U.S. Government
                                      Securities to 8/1/16
Call @ 102), 8.500% due 8/1/13(b)              10,650
     1,000,000        AAA         FSA-Insured, 8.500% due
8/1/13                                       1,055,000
     1,000,000        AAA       Metropolitan
Transportation Authority, New York Transit
                                   Facilities Revenue,
Series J, FGIC-Insured,
                                   6.500% due 7/1/18
1,037,500
     2,650,000        BBB+      Metropolitan
Transportation Authority, New York Commuter
                                   Facilities Revenue,
Series A, 6.500% due 7/1/24                     2,666,563
     5,000,000        A-        New York City GO, Series
C, 6.660% due 8/1/09                          5,118,750
     3,085,000        BBB       New York State, COP,
(Hanson Redevelopment Project),
                                   8.375% due 5/1/08
3,532,325
     7,000,000        BBB       New York State, Dormitory
Authority Revenue,
                                   City University System,
6.000% due 7/1/14                           6,755,000
                                New York State, Energy,
Research and Development
                                   Authority, (Long Island
Lighting Company):
     1,250,000        BB+           7.150% due 6/1/20
1,257,813
     1,150,000        BBB-          7.150% due 12/1/20
1,157,188
     2,895,000        AAA       New York State, Medical
Care Facilities, Finance Agency
                                   Revenue, GIC-Insured,
6.400% due 11/1/14                            2,978,231

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
New York -- 5.3% (continued)
                                New York State, Medical
Care Facilities Financing Authority:
    $4,500,000        BBB+        6.500% due 2/15/19
$ 4,550,625
     1,540,000        BBB+        Mental Health Services,
7.750% due 2/15/20                           1,699,775
     5,500,000        AA-       New York State Power
Authority Revenue, Series Z,
                                   MBIA-Insured, 6.500%
due 1/1/19                                     5,692,500
     1,850,000        A-        New York State, Refunding
Bonds, 7.000% due 11/15/02                   2,081,250
                                State of New York,
Municipal Bond Banking Agency,
                                   Special Program, Series
A:
       575,000        BBB+          6.500% due 3/15/00
608,062
     1,610,000        BBB+          6.600% due 3/15/01
1,696,537
----------------------------------------------------------
-------------------------------------------------------

51,044,069
----------------------------------------------------------
-------------------------------------------------------
North Carolina -- 1.7%
     3,000,000        B-        Charlotte, NC Special
Facilities Revenue, (Piedmont Aviation
                                   Inc. Project), 9.000%
due 7/1/17                                    3,097,500
                                North Carolina Eastern
Municipal Power Agency,
                                   Power System Revenue:
     8,700,000        A-            Series B, 7.000% due
1/1/08                                        9,450,375
       280,000        A-            (Pre-refunded --
Escrowed with U.S.Government
                                      Securities to 1/1/98
Call @ 102), 8.000% due 1/1/21(b)             309,750
     2,300,000        A         North Carolina Municipal
Power Agency Systems,
                                   (Catawba Electric),
6.250% due 1/1/17                               2,242,500
     1,000,000        AAA       Pitt County, COP, FGIC-
Insured, 6.900% due 4/1/08                      1,082,500
----------------------------------------------------------
-------------------------------------------------------

16,182,625
----------------------------------------------------------
-------------------------------------------------------
North Dakota -- 0.8%
                                Mercer County, ND PCR,
(Basin Electric Power):
     4,860,000        A-          Series E, 7.000% due
1/1/19                                          5,103,000
     2,795,000        A-          Series 1984D, 8.125% due
1/1/19                                      2,903,306
----------------------------------------------------------
-------------------------------------------------------

8,006,306
----------------------------------------------------------
-------------------------------------------------------
Ohio -- 2.6%
     4,000,000        NR        Cleveland, OH Airport
Special Revenue, (Continental Airlines
                                   Incorporated), 9.000%
due 12/1/19                                   4,065,000
     2,900,000        Baa1*     Cleveland, OH Public Power
System Revenue,
                                   AMBAC-Insured, 7.000%
due 11/15/24                                  3,161,000
     1,250,000        AAA       Cuyahoga County, OH
Hospital Revenue, (Brentwood
                                   Hospital Project)
9.625% due 11/1/14
1,292,187
     1,500,000        AAA       Dublin, OH City School
District, AMBAC-Insured,
                                   6.200% due 12/1/19
1,526,250
     1,000,000        BBB-      Lorain, OH Sewer System,
Mortgage Revenue, 8.750%
                                   due 4/1/11
1,093,750
                                Ohio State Air Quality
Development Authority:
     4,000,000        AAA         Columbus and Southern
Ohio, Series A, FGIC-Insured,
                                   6.375% due 12/1/20.
4,125,000

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Ohio -- 2.6% (continued)
    $5,000,000        BB          (Pollution Control-
Toledo Edison), 6.875% due 7/1/23               $
4,518,750
       140,000        AAA       Ohio State HFA, Single-
Family Mortgage,
                                   6.000% due 2/1/16
141,750
                                Ohio State Water
Development Authority, PCR:
     4,975,000        BB          Series A, 8.000% due
10/1/23                                         5,211,313
       210,000        BBB-        Series B, (Pennsylvania
Power Project), 8.100% due 9/1/18              223,125
----------------------------------------------------------
-------------------------------------------------------

25,358,125
----------------------------------------------------------
-------------------------------------------------------
Oklahoma -- 1.5%
     4,690,000        AAA       Oklahoma HFA, Single-
Family Mortgage, Series B,
                                   7.997% due 8/1/18
5,088,650
                                Tulsa, OK Municipal
Airport Revenue, (American Airlines):
     2,895,000        BB+         9.375% due 6/1/04
2,989,087
     2,400,000        BB+         7.350% due 12/1/11
2,535,000
     3,480,000        BB+         9.500% due 6/1/20
3,593,100
----------------------------------------------------------
-------------------------------------------------------

14,205,837
----------------------------------------------------------
-------------------------------------------------------
Pennsylvania -- 9.8%
     4,000,000        AAA       Allegheny County, PA
Airport Revenue, (Greater Pittsburg
                                   International Airport),
Series B, FSA-Insured,
                                 6.625% due 1/1/22
4,115,000
     2,500,000        BB+       Allegheny County, PA
Series A, 6.700% due 12/1/20
2,518,750
     4,500,000        BBB       Allentown, PA Hospital
Authority Revenue, (Sacred Heart
                                   Hospital of Allentown),
Series B, 6.750% due 11/15/15               4,280,625
     1,250,000        AAA       Beaver County, PA Hospital
Authority, (Beaver Medical
                                   Center), Series A,
AMBAC-Insured, 6.250% due 7/1/22                 1,267,188
                                Beaver County, PA IDA,
PCR:
     4,500,000        BBB-        Series A, (Ohio Edison
Co.), 10.500% due 10/1/15                     4,680,000
                                  Series B, (Toledo Edison
Co.), (Beaver Valley):
       250,000        Ba1*          10.750% due 9/15/95
251,250
       340,000        Ba1*          12.250% due 9/15/95
348,925
     2,955,000        Ba1*        Series C, (Toledo Edison
Co.), (Beaver Valley),
                                   10.750% due 11/15/15
3,043,650
     1,500,000        BB          Series C, (Cleveland
Electric), 10.500% due 9/1/15                   1,533,750
     3,000,000        AAA       Berks County, PA Solid
Waste Authority, FGIC-Insured,
                                   6.000% due 4/1/11
3,052,500
     2,000,000        AAA       Delaware County, PA
Hospital Authority, (Crozer -- Chester
                                   Medical Center), MBIA-
Insured, 5.300% due 12/15/20                  1,797,500
     2,000,000        AA        Delaware County, PA IDA,
Resource Recovery, Series A,
                                   8.100% due 12/1/13
2,102,500
        95,000        AAA       Falls Township, PA
Hospital Authority Revenue, (Delaware
                                   Valley Medical Center),
FHA-Insured, 6.000% due 8/1/01                 98,563
     3,000,000        AAA       Franklin, PA IDA,
(Chamberburgs Hospital Project),
                                   FGIC-Insured, 6.250%
due 7/1/12                                     3,078,750

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Pennsylvania -- 9.8% (continued)
    $1,425,000        BBB-      Grove City, PA Area
Hospital Authority Revenue, (United
                                   Community Hospital),
8.125% due 7/1/12                            $ 1,444,594
     5,000,000        AAA       Harrisburg, PA Authority
Lease Revenue, GIC-Insured,
                                   6.625% due 6/1/13
5,431,250
                                Lehigh County, PA IDA,
PCR, MBIA-Insured:
     1,750,000        AAA         Series A, 6.400% due
11/1/21                                         1,806,875
     7,500,000        AAA         6.400% due 9/1/29
7,753,125
                                Luzerne County, PA IDA,
(Pennsylvania Gas and Water
                                   Company), Series A:
     2,500,000        BBB-          7.200% due 10/1/17
2,571,875
     2,250,000        BBB-          6.050% due 1/1/19
2,112,187
     1,350,000        BBB       Montgomery County, PA IDA,
PCR, Series A, (Philadelphia
                                   Electric Company),
8.875% due 6/1/16                                1,417,500
     3,380,000        AAA       Montgomery County, PA IDA,
Series B, MBIA-Insured,
                                   6.700% due 12/1/21
3,570,125
     6,750,000        NR        Montgomery County, PA
Redevelopment Authority,
                                   Multi-Family Housing,
Series A, 6.500% due 7/1/25                   6,252,187
                                Northampton County, PA
IDA, PCR:
       500,000        BBB         Commercial Development,
(Strawbridge Project),
                                   7.200% due 12/15/01
545,625
       500,000        A-          Series A, (Metro Edison
Company), 10.500% due 9/1/95                   502,500
       350,000        AAA       North Huntington Township,
PA Municipal Guaranteed
                                   Sewer Revenue, MBIA-
Insured, 6.875% due 4/1/14                        364,875
                                Pennsylvania EDA:
     4,500,000        BBB-        Colver Project, 7.125%
due 12/1/15                                   4,719,375
     4,000,000        BBB+        Wastewater Treatment,
7.600% due 12/1/24                             4,320,000
     2,750,000        AAA       Pennsylvania State, IDA
Revenue, AMBAC-Insured,
                                   6.000% due 1/1/12
2,770,625
     5,000,000        AAA       Pennsylvania State, Higher
Education, Student Loan
                                   Revenue Series D, AMBAC-
Insured, 6.050% due 1/1/19                  4,881,250
                                Philadelphia, PA Municipal
Authority Gas Works
                                   Lease Revenue:
     2,500,000        BBB           7.625% due 5/1/14
2,671,875
     2,750,000        BBB           14th Series, 6.375%
due 7/1/26                                     2,701,875
     1,500,000        AAA           Series A, (Justice
Lease), FGIC-Insured, 7.125%
                                      due 11/15/18
1,730,625
       995,000        BBB-          Series B, 6.400% due
11/15/16                                      1,006,194
     1,875,000        NR        Schuykill County, PA IDR,
(Schuykill Energy Resources, Inc.),
                                   6.500% due 1/1/10
1,863,281
     2,500,000        BB+       Scranton-Lackawanna, PA
Health and Welfare Authority
                                   Revenue, Series B,
(Moses Taylor Hospital),
                                   8.500% due 7/1/20
2,600,000
----------------------------------------------------------
-------------------------------------------------------

95,206,769
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Puerto Rico -- 0.9%
    $  170,000        A-        Commonwealth of Puerto
Rico, Electric Power Authority,
                                   Series L, (Pre-refunded-
- Escrowed with U.S. Government
                                   Securities to 7/1/91 @
102), 8.375% due 7/1/07(b)                   $ 187,000
                                Commonwealth of Puerto
Rico, GO Bonds:
       330,000        AAA         7.750% due 7/1/13, (Pre-
refunded-- Escrowed with U.S.
                                  Government Securities to
7/1/98 @
                                  102)(b)
369,600
       455,000        A           8.000% due 7/1/08
501,069
     1,100,000        A-        Commonwealth of Puerto
Rico, Municipal Finance Agency,
                                   Series A, 8.250% due
7/1/08                                         1,210,000
     5,760,000        BBB       Commonwealth of Puerto
Rico, Urban Renewal and
                                   Housing Corporation,
7.875% due 10/1/04                             6,422,400
----------------------------------------------------------
-------------------------------------------------------

8,690,069
----------------------------------------------------------
-------------------------------------------------------
Rhode Island -- 1.3%
     2,650,000        AAA       Rhode Island Depositors
Economic Protection Corporation,
                                   Series B, MBIA-Insured,
6.000% due 8/1/17                           2,626,812
     9,500,000        AA+       Rhode Island Housing and
Mortgage Finance Authority,
                                   7.100% due 4/1/24(a)
9,844,375
----------------------------------------------------------
-------------------------------------------------------

12,471,187
----------------------------------------------------------
-------------------------------------------------------
South Carolina -- 1.6%
     3,000,000        A+        Darlington County, SC IDR,
Sonoco Products Co. Project,
                                   6.125% due 6/1/25
2,955,000
     2,400,000        A3*       Fairfield County, SC IDR,
(Rite Aid Corporation),
                                   7.900% due 12/1/16
2,505,000
     1,500,000        A         Greenville County, SC IDR,
(Lockheed Aeromod
                                   Center Project), 7.200%
due 11/1/21                                 1,586,250
       500,000        AAA       Lexington County, SC
Health Services District, Hospital
                                   Revenue, FSA-Insured,
6.750% due 10/1/18                              526,250
     4,000,000        A-        Richland County, SC PCR,
(Union Camp Corporation
                                   Project), 6.625% due
5/1/22                                         4,125,000
     3,750,000        AAA       South Carolina State,
Public Service Authority Revenue,
                                   Series A, AMBAC-
Insured, 6.375% due 7/1/21
3,806,250
       125,000        AAA       Sumter County, SC Hospital
Facilities Revenue,
                                   (Pre-refunded --
Escrowed with U.S. Government
                                   Securities to 10/1/95
Call @ 100), 10.000% due 10/1/04(b)             128,750
----------------------------------------------------------
-------------------------------------------------------

15,632,500
----------------------------------------------------------
-------------------------------------------------------
South Dakota -- 0.2%
                                Ogalala Sioux, SD Tribal
Revenue Bond:
       265,000        NR          7.000% due 7/1/99
267,319
     1,865,000        NR          7.500% due 7/1/13
1,888,312
----------------------------------------------------------
-------------------------------------------------------

2,155,631
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Tennessee -- 2.3%
    $7,000,000        AA        Humphreys County, TN IDB,
6.700% due 5/1/24                          $ 7,332,500
     1,400,000        AAA       Knoxville, TN Community
Development Corporation,
                                   (GNMA Morningside
Gardens), 6.100% due 7/20/20
1,352,750
     3,150,000        BBB       Memphis-Shelby County, TN
Airport Authority
                                   (Federal Express
Corporation), 6.750% due 9/1/12
3,256,312
     1,000,000        NR        Metropolitan Nashville &
Davidson County, TN IDB
                                   Revenue, (Volunteer
Health Care), Series A, 10.750%
                                 due 6/1/18
300,000
                                Metropolitan Nashville
Airport Authority, TN Airport
                                   Revenue, Special
Facilities:
     2,500,000        A-            American Airlines
Project, 9.875% due 10/1/05                      2,565,625
     5,000,000        AAA           Series C, FGIC-
Insured, 6.600% due 7/1/15
5,225,000
     2,500,000        AAA       Tennessee Housing
Development Agency, Mortgage
                                   MBIA-Insured, Series B,
6.200% due 7/1/18                           2,509,375
----------------------------------------------------------
-------------------------------------------------------

22,541,562
----------------------------------------------------------
-------------------------------------------------------
Texas -- 10.7%
     2,325,000        AAA       Austin, TX Utility System
Revenue, AMBAC-Insured,
                                   7.000% due 5/15/16
2,481,938
       955,000        NR        Bell County, TX Health
Care Facilities, Series A,
                                   (Living Tech Inc.
Project), 10.500% due 6/15/18
830,850
                                Brazos River Authority, TX
PCR, (Houston Lighting and
                                   Power Company):
     3,000,000        BBB+          8.250% due 12/1/16
3,150,000
     3,000,000        BBB+          7.875% due 3/1/17
3,138,750
       750,000        A             Series A, 7.875% due
11/1/18                                         779,063
     2,000,000        AAA           Series A, AMBAC-
Insured: 6.700% due 3/1/17
2,092,500
     1,900,000        AAA           Series B, FGIC-
Insured, 7.200% due 12/1/18
2,033,000
     4,000,000        AAA       Dallas-Fort Worth, TX
International Airport Facilities,
                                   (UPS Services, Inc.),
6.600% due 5/1/32                             4,210,000
     2,000,000        NR        Denton County, TX
Reclamation and Road District,
                                   8.500% due 6/1/16
2,000,000
                                Gulf Coast Waste Disposal
Authority, TX Waste Disposal
                                   and Sewer System
Control, Revenue Refunding,
                                 (Bay Port Area System),
Series A, FSA-Insured:
     1,395,000        AAA           6.700% due 10/1/10
1,466,494
       990,000        AAA           6.700% due 10/1/11
1,040,737
       970,000        AAA       Harris County, TX
Refunding Toll Road Authority,
                                   Series A, AMBAC-
Insured, 6.500% due 8/15/17
1,001,525
       165,000        BBB-      Heart of Texas, HFA,
Single-Family Mortgage Revenue,
                                   Series 1984, 11.000%
due 1/1/11                                       170,156

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Texas -- 10.7% (continued)
    $5,125,000        AAA       Houston, TX Water and
Sewer Systems, Series A, Jr. Lien,
                                   MBIA-Insured, 6.375%
due 12/1/22                                  $ 5,265,937
                                Matagorda County, TX PCR,
Navajo District No. 1:
                                  Central Power and Light
Company Project:
     3,250,000        BBB+          7.875% due 12/1/16
3,416,563
     1,475,000        A             9.750% due 7/1/15
1,545,063
     1,500,000        BBB+          10.125% due 10/15/14
1,560,000
     7,500,000        AAA           MBIA-Insured, 6.100%
due 7/1/28                                    7,350,000
                                  Houston Light and Power
Company Project:
     1,300,000        A             7.875% due 11/1/16
1,363,375
     7,200,000        AAA           AMBAC-Insured, 6.700%
due 3/1/27                                   7,677,000
       500,000        A             Series B, 7.700% due
2/1/19                                          533,125
     2,100,000        AAA           Series E, FGIC-
Insured, 7.200% due 12/1/18
2,281,125
     3,000,000        A*        North Texas, Higher
Education Authority Inc.,
                                   6.300% due 4/1/09
2,966,250
                                Port Corpus Christi, TX
IDR:
     4,000,000        A+          Hoechst Celanese
Corporation Project 6.875% due 4/1/17
4,195,000
     2,000,000        BBB-        Valero Refining and
Manufacturing, Series A,
                                   10.250% due 6/1/17
2,222,500
     4,000,000        A+        Red River Authority, TX
PCR, (Hoechst Celanese
                                   Corporation Project),
6.875% due 4/1/17                             4,195,000
     4,750,000        Aa3*      Sabine River Authority, TX
PCR, (Southwestern Electric
                                   Power Company Project),
8.200% due 7/1/14                           4,993,437
                                Sam Rayburn, TX Municipal
Power Agency, Power Supply
                                   System Revenue:
     2,200,000        BB            Series A, 6.750% due
10/1/14                                       1,960,750
     2,500,000        BBB           Series B, 6.125% due
10/1/13                                       2,087,500
                                San Antonio, TX Airport
System Revenue, AMBAC-Insured:
     3,000,000        AAA         7.125% due 7/1/06
3,367,500
     1,000,000        AAA         7.125% due 7/1/08
1,116,250
     2,000,000        AAA         7.375% due 7/1/13
2,245,000
     2,000,000        AAA       Terrel Hills, TX Higher
Education, (Incarnate World College
                                   Project), CO LEE-
Insured, 5.750% due 3/15/13
1,947,500
     3,010,000        AAA       Texas Municipal Power
Agency, Revenue Bonds,
                                   Series A, AMBAC-
Insured, 6.750% due 9/1/12
3,258,325
     2,150,000        AAA       Texas State Department,
Housing and Community Affairs,
                                   Home Mortgage Revenue,
Series A, 6.950% due 7/1/23                  2,222,563
     2,000,000        AAA       Texas State Public
Property Finance Corporation Revenue,
                                   (Mental Health and
Retardation), FGIC-Insured,
                                 5.500% due 9/1/13
3,623,437
     2,880,000        AA        Texas State Veterans
Housing Assistance, Single-Family
                                   Mortgage Revenue,
6.800% due 12/1/23
2,930,400

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Texas -- 10.7% (continued)
     $ 500,000        Aa*       Travis County, TX Hospital
Revenue, (Daughters of Charity
                                   Health System), (Seton
Medical Center), 10.125%
                                   due 11/1/15
$   516,875
       965,000        NR        Tyler, TX Health
Facilities Revenue, (Park Place Limited
                                   Project), 12.500% due
12/1/18                                         998,775
     3,025,000        BBB       Westside Calhoun County,
TX Tax District, Solid Waste
                                   Disposal Revenue,
(Union Carbide Chemicals
                                   Corporation), 6.400%
due 5/1/23                                     2,877,531
----------------------------------------------------------
-------------------------------------------------------

103,111,794
----------------------------------------------------------
-------------------------------------------------------
Utah -- 0.6%
                                Utah State HFA, Single-
Family Mortgage:
       695,000        AA          Series D, 8.625% due
1/1/19                                            719,325
       420,000        Aa*         Series D1, 6.200% due
7/1/16                                           414,225
     4,000,000        AAA       Utah Municipal Power
System Revenue, (San Juan Project),
                                   MBIA-Insured, 6.375%
due 6/1/22                                     4,075,000
----------------------------------------------------------
-------------------------------------------------------

5,208,550
----------------------------------------------------------
-------------------------------------------------------
Virgin Islands -- 0.1%
     1,160,000        NR        Virgin Islands Port
Authority, Marine Division Revenue,
                                   Series A, 10.125% due
11/1/05                                       1,191,900
                                Virgin Islands Public
Finance Authority, Series A:
        15,000        AAA         7.300% due 10/1/18(b)
17,962
       110,000        AAA         7.300% due 10/1/18, (Pre-
refunded--Escrowed with
                                   U.S. Government
Securities to 10/1/00 Call @ 101)(b)
125,950
----------------------------------------------------------
-------------------------------------------------------

1,335,812
----------------------------------------------------------
-------------------------------------------------------
Virginia -- 2.0%
       500,000        AAA       Chesapeake Bay, Bridge and
Tunnel General Resolution,
                                   MBIA-Insured, 6.375%
due 7/1/22                                       511,875
     2,435,000        AAA       Fairfax County, VA
Redevelopment and Housing Authority
                                   Revenue, Multi-Family
Housing, Series A, (Kingsley),
                                   FHA-Insured, 7.000% due
5/1/26                                      2,541,531
     1,820,000        A+        Henrico County, VA IDA,
(Maryview Hospital), Series B,
                                   7.500% due 9/1/11
2,090,725
     8,000,000        A-        Isle Wight County, VA IDA,
Solid Waste Disposal Revenue,
                                   6.550% due 4/1/24
8,260,000
     4,750,000        AAA       Richmond, VA Metropolitan
Expressway Authority,
                                   Series B, FGIC-Insured,
6.250% due 7/15/22                          4,850,937
     1,400,000        A-        Southeastern Public
Service Authority, Solid Waste System
                                   Revenue, 6.000% due
7/1/17                                          1,317,750
----------------------------------------------------------
-------------------------------------------------------

19,572,818
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Washington -- 2.5%
    $1,500,000        AAA       King County, WA Public
Hospital District 1, (Valley Medical
                                   Center), AMBAC-Insured,
7.250% due 9/15/15                        $ 1,644,375
       500,000        AA        Pierce County, WA Economic
Development Corporation
                                   IDA, (Pioneer Business
Forms Inc. Project), 10.125%
                                 due 10/1/00
503,750
     2,000,000        BBB       Port Moses Lake, WA PCR,
(Union Carbide),
                                   7.875% due 8/1/06
2,107,500
     2,000,000        AAA       Port of Seattle, WA
Subordinated Lien, MBIA-Insured,
                                   6.625% due 8/1/17
2,115,000
     3,000,000        AAA       Snohomish County, WA
Electric Revenue Generation
                                   System, (Public Utility
District No. 1), FGIC-Insured,
                                   6.000% due 1/1/18
3,000,000
     3,500,000        AAA       Tacoma, WA Electric
Systems Revenue, AMBAC-Insured,
                                   Series B, 6.150% due
1/1/08                                         3,640,000
     2,750,000        AAA       Washington State Health
Care Facilities Authority Revenue,
                                   (Franciscan Health, St.
Joseph), MBIA-Insured,
                                   6.700% due 7/1/21
2,870,312
                                Washington State Public
Power Supply System,
                                   Nuclear Project No. 1):
     3,000,000        AA            7.500% due 7/1/07
3,266,250
       500,000        AAA           Series A, MBIA-
Insured, 6.250% due 7/1/17
503,125
     4,000,000        AA        Washington State, 14th
Series, 6.000% due 9/1/19                       3,965,000
----------------------------------------------------------
-------------------------------------------------------

23,615,312
----------------------------------------------------------
-------------------------------------------------------
West Virginia -- 2.0%
     2,000,000        A         Beckley, WV IDR, (Water
Commission Project),
                                   7.000% due 10/1/17
2,110,000
     1,000,000        A+        Harrison County, WV Solid
Waste Disposal Revenue, (West
                                   Virginia Power
Company), Series B, 6.300% due 5/1/23
1,000,000
                                Marion County, WV, Solid
Waste Disposal
                                   Revenue, (American
Power, Paper Recycling):
     2,500,000        NR            7.750% due 12/1/11
2,259,375
     5,000,000        NR            9.000% due 12/1/11
4,987,500
     3,000,000        AAA       Mason County, WV PCR,
(Ohio Power Company),
                                   Series B, AMBAC-
Insured, 5.450% due 12/1/16
2,816,250
     3,500,000        A         Pleasants County, WV, PCR,
(Potomac Ed Co-Pleasants
                                   Sta-C), 6.150% due
5/1/15                                           3,460,625
     2,300,000        AAA       West Virginia School
Building Authority Revenue,
                                   Series A, MBIA-Insured,
7.000% due 7/1/11                           2,481,125
       500,000        AAA       West Virginia State Water
Development Authority,
                                   Series A, 7.000% due
11/1/25                                          535,625
----------------------------------------------------------
-------------------------------------------------------

19,650,500
----------------------------------------------------------
-------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------

     FACE
    AMOUNT          RATING                        SECURITY
VALUE
==========================================================
=======================================================
Wisconsin -- 0.2%
    $2,000,000        Baa1*     Racine County, WI Health
Center Revenue, 8.125%
                                   due 8/1/21
$  2,080,000
----------------------------------------------------------
-------------------------------------------------------
Wyoming -- 0.1%
     1,250,000        AA        Wyoming Community
Development Authority, Housing
                                   Revenue, 7.100% due
6/1/17                                          1,310,937
----------------------------------------------------------
-------------------------------------------------------
                                TOTAL INVESTMENTS -- 100%
                                 (Cost -- $940,765,340*)
$967,224,143
==========================================================
=======================================================

(a) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.

(b)  Pre-refunded bonds escrowed by U.S. Government
Securities and bonds
     escrowed to maturity by U.S. Government Securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Security is non-income producing and subject to restructuring.

* Aggregate cost for Federal income tax purposes is substantially the same.

See Pages 29 and 30 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Bond Ratings
----------------------------------------------------------
----------------------

All ratings are by Standard & Poor's Corporation, except that those identified by an asterisk (*) are rated by Moody's Investors
Services.  The definitions of
the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA --Debt rated "AAA"' has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA   --Debt rated  "AA" has a very  strong  capacity  to
pay  interest and repay
       principal and differs from the highest rated issue only in a small degree.

A    --Debt rated "A" has a strong  capacity to pay
interest and repay principal
       although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --Debt  rated  "BBB" is  regarded  as having an
adequate  capacity  to pay
       interest  and repay  principal.  Whereas it
normally  exhibits  adequate
       protection   parameters,   adverse   economic
conditions   or  changing
       circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB   --Debt rated "BB" has less  near-term  vulnerability
to default than other
       speculative issues. However, it faces major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

D    --Bonds rated "D" are in default,  and payment of
interest and/or repayment
       of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to `Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa --Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --Bonds  that are  rated  "Aa"  are  judged  to be of
high  quality  by all
       standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    --Bonds that are rated "A" possess many favorable
investment attributes and
       are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --Indicates  that the bond is not rated by Standard &
Poor's Corporation or
       Moody's Investor's Services.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Security Descriptions
----------------------------------------------------------
----------------------

ABAG   -- Association of Bay Area Governors
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan
Insurance
CO LEE -- College Construction Loan Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VA     -- Veterans Administration
VRWE   -- Variable Rate Wednesday Demand

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Statement of Assets and Liabilities
July 31, 1995
----------------------------------------------------------
----------------------

ASSETS:
   Investments, at value (Cost - $940,765,340)
$ 967,224,143
   Receivable for securities sold
7,478,550
   Receivable for Fund shares sold
431,803
   Dividends and interest receivable
14,524,164
----------------------------------------------------------
----------------------
   Total Assets
989,658,660
----------------------------------------------------------
----------------------

LIABILITIES:
   Payable for Fund shares purchased
936,576
   Investment advisory fees payable
342,569
   Administration fees payable
171,285
   Distribution costs payable
742,425
   Payable for securities purchased
2,437,450
   Payable to bank
10,296,217
   Accrued expenses and other liabilities
240,762
----------------------------------------------------------
----------------------
   Total Liabilities
15,167,284
----------------------------------------------------------
----------------------
Total Net Assets
$974,491,376
==========================================================
======================

NET ASSETS:
   Par value of shares of beneficial interest
$   56,474
   Capital paid in excess of par value
955,774,706
   Accumulated net realized loss on security transactions
(7,798,607)
   Net unrealized appreciation of investments
26,458,803
----------------------------------------------------------
----------------------
Total Net Assets
$974,491,376
==========================================================
======================

Shares Outstanding:
   Class A
13,777,081
   -------------------------------------------------------
----------------------
   Class B
42,684,958
   -------------------------------------------------------
----------------------
   Class C
12,232
   -------------------------------------------------------
----------------------
Net Asset Value:
   Class A (and redemption price)
$17.25
   -------------------------------------------------------
----------------------
   Class B*
$17.26
   -------------------------------------------------------
----------------------
   Class C**
$17.25
   -------------------------------------------------------
----------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 4.17% of net asset value per share)
$17.97
==========================================================
======================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase
(See Note 2).

**   Redemption price is NAV of Class C shares reduced by
a 1.00% CDSC if shares
     are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Statement of Operations                         For the
Year Ended July 31, 1995
----------------------------------------------------------
----------------------

INVESTMENT INCOME:
   Interest
$ 69,997,436
----------------------------------------------------------
----------------------

EXPENSES:
   Distribution fees (Note 2)
5,456,482
   Investment advisory fees (Note 2)
4,033,479
   Administration fees (Note 2)
2,016,740
   Shareholder and system servicing fees
446,887
   Custody
147,849
   Shareholder communications
77,922
   Registration fees
72,863
   Audit and legal
51,105
   Trustees' fees
12,618
   Other
163,937
----------------------------------------------------------
----------------------
   Total Expenses
12,479,882
----------------------------------------------------------
----------------------
Net Investment Income
57,517,554
----------------------------------------------------------
----------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE3):
   Realized Loss From Security Transactions
    (excluding short-term securities):
     Proceeds from sales
279,639,750
     Cost of securities sold
287,438,357
----------------------------------------------------------
----------------------
   Net Realized Loss
(7,798,607)
----------------------------------------------------------
----------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year
21,337,131
     End of year
26,458,803
----------------------------------------------------------
----------------------
   Increase in Net Unrealized Appreciation
5,121,672
----------------------------------------------------------
----------------------
Net Loss on Investments
(2,676,935)
----------------------------------------------------------
----------------------
Increase in Net Assets From Operations
$54,840,619
==========================================================
======================

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Statements of Changes in Net Assets                 For
the Years Ended July 31,
----------------------------------------------------------
----------------------


1995            1994
==========================================================
======================

OPERATIONS:
  Net investment income                           $
57,517,554     $ 60,953,980
  Net realized gain (loss)
(7,798,607)       1,179,561
  Increase (decrease) in net unrealized
    appreciation of investments
5,121,672      (56,414,234)
----------------------------------------------------------
----------------------
  Increase in Net Assets
    From Operations
54,840,619        5,719,307
----------------------------------------------------------
----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
(55,145,310)     (58,765,103)
  Overdistribution of net income
--       (2,372,244)
  Net realized gains
(1,179,561)      (8,381,999)
  Capital
(2,169,141)              --
----------------------------------------------------------
----------------------
  Decrease in Net Assets From
    Distributions to Shareholders
(58,494,012)     (69,519,346)
----------------------------------------------------------
----------------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares
308,956,540      190,815,587
  Net asset value of shares issued for
    reinvestment of dividends
32,996,530       41,117,694
  Cost of shares reacquired
(451,067,162)    (202,475,512)
----------------------------------------------------------
----------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions
(109,114,092)      29,457,769
----------------------------------------------------------
----------------------
Decrease in Net Assets
(112,767,485)     (34,342,270)

NET ASSETS:
  Beginning of Year
1,087,258,861    1,121,601,131
----------------------------------------------------------
----------------------
  End of Year*
$974,491,376   $1,087,258,861
==========================================================
======================
 * Includes overdistributed net
     investment income of:
--      $(2,372,244)
==========================================================
======================

                       See Notes to Financial Statements.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements
----------------------------------------------------------
----------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Tax-Exempt Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a
Massachusetts business trust,
is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Trust consists of the
Fund and six other separate investment funds: Smith Barney
Exchange Reserve
Fund, Smith Barney Premium Total Return Fund, Smith Barney
High Income Fund,
Smith Barney Convertible Fund, Smith Barney Diversified
Strategic Income Fund
and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Trust are:
(a) securities transactions are accounted for on trade date; (b) securities are valued at mean prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) short-term securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each fund and each class;
management fees and general fund expenses are allocated on the basis of relative net assets of each class; (i) in accordance with Statement of Position 93-2
Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies, book
and tax differences relating to shareholder distributions are other permanent book and tax differences are reclassified to paid-in capital. As of July 31,
1995, the cumulative effect of such differences, totaling
$2,169,141, were
reclassified to paid-in capital from accumulated net investment loss. Net investment income, net realized gains, and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the
Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
and (k) certain prior
year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
AGREEMENT
        AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets; this fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc.
("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, acted as
sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and
Boston Advisors. As of July 14, 1995 this relationship was terminated.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares. For the year ended July 31, 1995, SB received sales charges of approximately $68,794 of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00%
CDSC if redemption occurs
within the first year from the date such investment was made. For the year ended
July 31, 1995, CDSC's of approximately $1,649,382 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and
0.55%, respectively, of the average daily net assets for each class. The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each class, respectively.

     All officers and one trustee of the Fund are employees of SB.


     3. INVESTMENTS

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $166,250,070 and $279,639,750, respectively.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------

     At July 31, 1995, the net unrealized appreciation of investments for
Federal income tax purposes consisted of the following:

==========================================================
======================
  Gross unrealized appreciation
$37,140,855
  Gross unrealized depreciation
(10,682,052)
----------------------------------------------------------
----------------------
  Net unrealized appreciation
$26,458,803
==========================================================
======================


     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1995, the Fund had for Federal tax purposes approximately
$2,037,477 of unused loss carryforwards available to offset future capital gains expiring July 31, 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


     5. SHARES OF BENEFICIAL INTEREST

     The Fund may issue an unlimited number of shares of beneficial interest of each class in each separate series with a $0.001 par value. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure. At
July 31, 1995, total paid-in capital amounted to the following for each class:

                                 Class A         Class B
Class C
==========================================================
======================
Total Paid-in Capital         $237,209,744
$718,415,672      $205,764
==========================================================
======================

     Transactions in shares of each class were as follows:

                               Year  Ended
Year Ended
                              July 31, 1995
July 31, 1994
                          ---------------------        ---
------------------
                          Shares         Amount
Shares         Amount
==========================================================
======================
Class A
Shares sold             15,203,943    $260,143,513
2,396,372    $ 42,651,712
Shares issued on
  reinvestment             485,637       8,176,630
46,307         833,218
Shares redeemed         (2,943,568)    (49,239,168)
(2,152,168)    (38,156,421)
----------------------------------------------------------
----------------------
Net Increase            12,746,012    $219,080,975
290,511    $  5,328,509
==========================================================
======================
Class B
Shares sold              2,897,328   $  48,582,535
8,179,538    $148,163,875
Shares issued on
  reinvestment           1,470,435      24,816,156
2,238,768      40,284,476
Shares redeemed        (23,643,756)   (401,799,664)
(9,208,861)   (164,319,091)
----------------------------------------------------------
----------------------
Net Increase (Decrease)(19,275,993)  $(328,400,973)
1,209,445    $ 24,129,260
==========================================================
======================

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------
                               Year  Ended
Year Ended
                             July 31, 1995*
July 31, 1994
                          ---------------------        ---
------------------
                          Shares         Amount
Shares         Amount
==========================================================
======================
Class C
Shares sold               13,738       $ 230,492
--            --
Shares issued on
  reinvestment               206           3,744
--            --
Shares redeemed           (1,712)        (28,330)
--            --
----------------------------------------------------------
----------------------
Net Increase              12,232       $ 205,906
--            --
==========================================================
======================

* For Class C shares, transactions are for the period from November 17, 1994
     (inception date) to July 31, 1995.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Financial Highlights
----------------------------------------------------------
----------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                              1995
1994         1993(1)
==========================================================
======================
Net Asset Value, Beginning of Year         $17.26
$18.24        $17.45
----------------------------------------------------------
----------------------
Income From Operations:
  Net investment income                      1.04
1.06          0.78
  Net realized and unrealized
    gain (loss) on investments(2)            0.01
(0.85)         1.00
----------------------------------------------------------
----------------------
Total Income From Operations                 1.05
0.21          1.78
----------------------------------------------------------
----------------------
Less Distributions From:
  Net investment income                     (1.00)
(1.02)        (0.80)
  Overdistribution of net income              --
(0.04)        (0.03)
  Net realized gains                          --
(0.13)        (0.16)
  Overdistribution of net realized gains    (0.02)
--            --
  Capital                                   (0.04)
--            --
----------------------------------------------------------
----------------------
Total Distributions                         (1.06)
(1.19)        (0.99)
----------------------------------------------------------
----------------------
Net Asset Value, End of Year               $17.25
$17.26        $18.24
----------------------------------------------------------
----------------------
Total Return                                 6.42%
1.14%        10.24%++
----------------------------------------------------------
----------------------
Net Assets, End of Year (000s)           $237,656
$17,792       $13,508
----------------------------------------------------------
----------------------
Ratios to Average Net Assets:
  Expenses                                   0.84%
0.84%         0.86%+
  Net investment income                      6.04
5.83          6.03+
----------------------------------------------------------
----------------------
Portfolio Turnover Rate                        38%
39%            34%
==========================================================
======================

(1) For the period from November 6, 1992 (inception date) to July 31, 1993.

(2) Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.

++   Total return is not annualized as it may not be
representative of the total
     return for the year.

+    Annualized.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Financial Highlights (continued)
----------------------------------------------------------
----------------------
For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                         1995     1994
1993     1992     1991
==========================================================
======================
Net Asset Value, Beginning of Year    $17.26   $18.24
$18.00   $16.97   $16.98
----------------------------------------------------------
----------------------
Income From Operations:
  Net investment income                 0.95     0.96
0.98     1.04     1.10
  Net realized and unrealized
     gain (loss) on investments(1)      0.02    (0.85)
0.45     1.17     0.10
----------------------------------------------------------
----------------------
Total Income From Operations            0.97     0.11
1.43     2.21     1.20
----------------------------------------------------------
----------------------
Less Distributions From:
  Net investment income                (0.91)   (0.92)
(0.98)   (1.04)   (1.10)
  Overdistribution of net income          --    (0.04)
(0.04)      --       --
  Net realized gains                   (0.02)   (0.13)
(0.17)   (0.14)   (0.11)
  Capital                              (0.04)      --
--       --       --
----------------------------------------------------------
----------------------
Total Distributions                    (0.97)   (1.09)
(1.19)   (1.18)   (1.21)
----------------------------------------------------------
----------------------
Net Asset Value, End of Year          $17.26   $17.26
$18.24   $18.00   $16.97
----------------------------------------------------------
----------------------
Total Return                            5.91%    0.60%
8.28%   13.50%    7.40%
----------------------------------------------------------
----------------------
Net Assets, End of Year (millions)      $737   $1,069
$1,108     $871    $639
----------------------------------------------------------
----------------------
Ratios to Average Net Assets:
  Expenses                              1.35%    1.33%
1.38%    1.45%    1.45%
  Net investment income                 5.61     5.34
5.52     5.96     6.48
----------------------------------------------------------
----------------------
Portfolio Turnover Rate                  38%       39%
34%      61%      44%
==========================================================
======================

(1) Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Financial Highlights (continued)
----------------------------------------------------------
----------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares
1995(1)
==========================================================
======================
Net Asset Value, Beginning of Year
$15.83
----------------------------------------------------------
----------------------
Income From Operations:
  Net investment income
0.60
  Net realized and unrealized
     gain (loss) on investments(2)
1.50
----------------------------------------------------------
----------------------
Total Income From Operations
2.10
----------------------------------------------------------
----------------------
Less Distributions:
  Net investment income
(0.62)
  Overdistribution of net income
--
  Net realized gains                                .
(0.02)
  Capital                                           .
(0.04)
----------------------------------------------------------
----------------------
Total Distributions
(0.68)
----------------------------------------------------------
----------------------
Net Asset Value, End of Year
$17.25
----------------------------------------------------------
----------------------
Total Return
13.45%++
----------------------------------------------------------
----------------------
Net Assets, End of Year (000s)
$211
----------------------------------------------------------
----------------------
Ratios to Average Net Assets:
  Expenses
1.18%+
  Net investment income
5.56+
----------------------------------------------------------
----------------------
Portfolio Turnover Rate
38%
==========================================================
======================

(1) For the period from November 17, 1994 (inception date) to July 31, 1995.

(2) Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.

++   Total return is not annualized as it may not be
representative of the total
     return for the year.


+    Annualized.


----------------------------------------------------------
----------------------
Additional Information
----------------------------------------------------------
----------------------

     Change in Independent Auditor: On October 20, 1994, based upon the recommedation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P.
("Coopers & Lybrand") as the
Fund's independent auditor and voted to appoint KPMG Peat
Marwick LLP. During
the Fund's two most recent fiscal years, Coopers &
Lybrand's audit reports
contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
Further, during this same period there were no disagreements with Coopers &
Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the
Securities and Exchange Commission stating whether Coopers
& Lybrand agrees with
the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212)
723-9218.

Smith Barney Tax-Exempt Income Fund

----------------------------------------------------------
----------------------
Independent Auditors' Report
----------------------------------------------------------
----------------------

The Shareholders and Board of Trustees of
Smith Barney Tax-Exempt Income Fund of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Tax-
Exempt Income Fund of
Smith Barney Income Funds as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated September 16,
1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July
31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney Tax-Exempt
Income Fund of Smith Barney Income Funds as of July 31,
1995, and the results of
its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                          /s/  KPMG Peat
Marwick LLP


September 22, 1995
New York, New York

Smith Barney
Tax-Exempt
Income Fund


Trustees

Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley


Officers

Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary



SMITH BARNEY

------------

                                              A Member of
Travelers Group [LOGO]

Investment Adviser

Smith Barney Mutual Funds
Management Inc.


Distributor

Smith Barney Inc.


Custodian

PNC Bank


Shareholder
Servicing Agent

The Shareholder Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of
Smith Barney Tax-Exempt Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney Tax-Exempt
Income Fund
388 Greenwich Street
New York, New York 10013

FD 0427 9/95





                                  -------------
                                  ANNUAL REPORT
                                  -------------

1995
1995
1995
1995
1995



                                  Smith Barney
                                  Convertible
                                  Fund
                                  ------------------------
----------------------
                                  July 31, 1995






                          [LOGO]  Smith Barney Mutual
Funds
                                  Investing for your
future.
                                  Every day.

                          -----------------------------
                          Smith Barney Convertible Fund
                          -----------------------------

Dear Shareholder:

The Smith Barney Convertible Fund performed well for the year ended July 31,
1995, producing a total return of 10.35% for Class A shares. The lion's share of this positive performance was derived between January and July of 1995. During this period the financial markets responded favorably to the Federal Reserve
Board's apparent success at slowing the domestic economy and reducing inflationary fears.

Economic and Financial Market Overview

During the past 12 months the U.S. economy has gone through a significant transition. Following a period of strong growth in the second half of 1994 when consumer spending surged, capital spending picked up, and exports strengthened, the domestic economy downshifted and began to moderate in early 1995. The slowdown in the economy, as evidenced by weaker retail and auto sales and a softer job market, was a result of the inflation-fighting policies adopted by the Federal Reserve Board in February 1994. The Fed, in an effort to brake the fast-growing economy and reduce inflation expectations, raised short-term interest rates seven times over a 13-month period. Since the beginning of 1995, economic statistics have been generally weak, suggesting that the Fed has been successful in its efforts. One side effect of the economic slowdown is that inflation expectations have eased, causing the producer price index (PPI) and consumer price index (CPI) to remain relatively stable this year.

In response to the slowdown in the economy and improved inflation outlook the financial markets have turned in a strong performance so far this year. This is in sharp contrast to last year when rising interest rates had a negative impact on both the bond and equity markets. The bond market began to discount the possibility of an economic slowdown in early November
1994, at which time the
yield on the 30-year U.S. Treasury bond peaked to 8.16%.
Over the next seven
months, however, it declined approximately 1.5%. Bond investors grew confident that the Fed had succeeded in putting the brakes on the economy.

The rally in bonds carried over to the equity market. The
Dow Jones Industrial
Average, the most widely reported market average, gained strength in December
1994 after 11 months of flat performance and by July, had climbed by over 800 points. The stock market not only benefited from the decline in interest rates, but also responded favorably to the continued growth in corporate earnings. Over the past year, corporations have announced solid earnings growth due to productivity gains, cost cutting, and increased business overseas. The acceleration in earnings, coupled with the decline in interest rates, has improved the valuation case for stocks relative to other asset classes.

The dramatic improvement in the financial markets since
December 1994 has
benefited convertible securities because these investments have both fixed-income and equity characteristics. After last year's difficult environment for convertibles, when conversion premiums contracted as a result of the precipitous rise in interest rates, convertible securities are showing solid returns so far this year.

A convertible security is essentially a combination of a so-called "straight" corporate bond and a call option on a company's common stock. If interest rates fall, the straight bond portion of the convertible security increases in value.
Likewise, if the company's common stock appreciates, the option on the common stock becomes more valuable. These hybrid securities have been direct beneficiaries of the lower-rate environment and stronger stock market this year.
Investors searching for yield are looking at convertibles again. In addition, the new-issue market for convertibles is active once more as corporations take advantage of higher equity prices and lower interest rates to raise funds. All this activity has also helped to refocus attention on the convertible-securities market.

Portfolio Strategy

The Convertible Fund is a well-diversified portfolio, consisting primarily of convertible bonds and convertible preferred stocks. The objective of the Fund is to provide investors with current income and an opportunity to participate in the long-term growth of the stock market with the potential for reduced risk and lower volatility. Our strategy is to select convertibles that, in our view, offer the best total return opportunities based on a combination of fundamental and security-pricing analysis. We place special emphasis on quality with over
50% of the Fund's holdings rated investment grade (Baa or higher by Moody's, or
BBB by Standard & Poor's). The Fund rarely purchases non-rated securities, seldom holds common stocks, and avoids investing in illiquid private placements.

Lately, we have focused on convertible bonds rather than on convertible preferred stocks because bonds generally provide better downside protection. The
Fund's portfolio is well diversified with over 20 industries represented. This past year, several holdings in the interest-rate sensitive sector, specifically banks, helped performance considerably. Two of the larger holdings, Bank America and Barnett Bank, performed well as interest rates declined. The Fund has also benefited from appreciation in some of our natural-resource holdings such as
Amoco, Chevron, and Newmont Mining. During the year, several issues in the
Fund's portfolio were called for redemption including
Freeport McMoran,
International Paper, and American Stores.

Outlook

Our outlook for the financial markets over the next 12 months, and specifically the convertible securities market, is positive. We believe the U.S. economy will grow modestly over the next year, keeping inflation expectations relatively low.
The Fed has reversed course recently and lowered short-term interest rates in order to keep the economy from slowing any further. In our opinion, this change in policy should keep interest rates relatively stable for the foreseeable future. Corporate earnings should continue to benefit from the growing economy, productivity gains, and cost cutting. Convertible securities have historically performed well in this type of environment. Given our outlook for the economy and financial markets over the next year, we believe the Convertible Fund will continue to provide investors with superior risk-adjusted returns.

We thank you for your confidence in our investment management and look forward to serving your investment needs in the future.

Sincerely,



/S/ HEATH B. MCLENDON                              /S/
ROBERT E. SWAB
Heath B. McLendon                                  Robert
E. Swab
Chairman and
Investment Officer
Investment Officer

August 11, 1995

Smith Barney Convertible Fund

----------------------------------------------------------
--------------------------
 Historical Performance -- Class A Shares
----------------------------------------------------------
--------------------------
                  Net Asset Value
                ------------------
                Beginning   End of    Income    Capital
Gain   Return of     Total
Year Ended       of Year     Year    Dividends
Distributions   Capital    Returns(1)
==========================================================
===========================
7/31/95          $14.56     $15.27    $0.73        $0.00
$0.00       10.35%
----------------------------------------------------------
---------------------------

7/31/94           14.99      14.56     0.73         0.00
0.00        1.99
----------------------------------------------------------
---------------------------
Inception*
 - 7/31/93        13.82      14.99     0.51         0.03
0.00       12.63
==========================================================
===========================
Total                                 $1.97        $0.03
$0.00
==========================================================
===========================

----------------------------------------------------------
---------------------------
 Historical Performance -- Class B Shares
----------------------------------------------------------
---------------------------
                  Net Asset Value
                ------------------
                Beginning   End of    Income    Capital
Gain   Return of      Total
Year Ended       of Year     Year    Dividends
Distributions   Capital    Returns(1)
==========================================================
===========================
7/31/95          $14.56     $15.27    $0.66        $0.00
$0.00         9.80%
----------------------------------------------------------
---------------------------
7/31/94           14.99      14.56     0.66         0.00
0.00         1.50
----------------------------------------------------------
---------------------------
7/31/93           13.84      14.99     0.62         0.04
0.00        13.40
----------------------------------------------------------
---------------------------
7/31/92           12.51      13.84     0.64         0.00
0.02        16.25
----------------------------------------------------------
---------------------------
7/31/91           12.21      12.51     0.68         0.00
0.03         8.86
----------------------------------------------------------
---------------------------
7/31/90           13.80      12.21     0.83         0.11
0.04        (4.53)
----------------------------------------------------------
---------------------------
7/31/89           13.04      13.80     0.86         0.01
0.00        13.09
----------------------------------------------------------
---------------------------
7/31/88           13.93      13.04     0.85         0.27
0.00         2.22
----------------------------------------------------------
---------------------------
Inception*
 - 7/31/87        13.00      13.93     0.62         0.03
0.00        12.34
==========================================================
===========================
Total                                 $6.42        $0.46
$0.09
==========================================================
===========================


----------------------------------------------------------
---------------------------
 Historical Performance -- Class C Shares
----------------------------------------------------------
---------------------------
                  Net Asset Value
                ------------------
                Beginning   End of    Income    Capital
Gain   Return of      Total
Year Ended       of Year     Year    Dividends
Distributions   Capital    Returns(1)
==========================================================
===========================
Inception*
 - 7/31/95       $14.09     $15.27    $0.49        $0.00
$0.00        12.17%
==========================================================
===========================

It is the Funds' policy to distribute dividends monthly and capital gains, if any, annually.

Smith Barney Convertible Fund


----------------------------------------------------------
---------------------------
Average Annual Total Return
----------------------------------------------------------
---------------------------

Without Sales Charge(1)
                                                  --------
---------------------------
                                                  Class A
Class B       Class C
==========================================================
===========================
Year Ended 7/31/95                                 10.35%
9.80%         N/A
----------------------------------------------------------
---------------------------
Five Years Ended 7/31/95                            N/A
9.85          N/A
----------------------------------------------------------
---------------------------
Inception* through 7/31/95                          9.07
7.99         12.17%
----------------------------------------------------------
---------------------------


Without Sales Charge(2)
                                                  --------
---------------------------
                                                  Class A
Class B       Class C
==========================================================
===========================
Year Ended 7/31/95                                  4.81%
4.80%         N/A
----------------------------------------------------------
---------------------------
Five Years Ended 7/31/95                            N/A
9.71          N/A
----------------------------------------------------------
---------------------------
Inception* through 7/31/95                          7.03
7.99         11.17%
----------------------------------------------------------
---------------------------



----------------------------------------------------------
---------------------------
Cumulative Total Return
----------------------------------------------------------
---------------------------

Without Sales Charge(1)
                                                    ------
---------------------------
Class A (Inception* through 7/31/95)
26.76%
----------------------------------------------------------
---------------------------
Class B (Inception* through 7/31/95)
98.39
----------------------------------------------------------
---------------------------
Class C (Inception* through 7/31/95)
12.17
----------------------------------------------------------
---------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%, and Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed less than one year from initial purchase. This CDSC declines
1.00% per year
      thereafter until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

 *    Inception dates for Class A, B and C shares are
November 6, 1992,
      September 9, 1986 and November 7, 1994,
respectively.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
 Historical Performance
----------------------------------------------------------
----------------------

                 Growth of $10,000 Invested in Class B
Shares of
                      Smith Barney Convertible Fund vs.
the
        Standard & Poor's 500 and Lipper Convertible
Securities Indexes+
                                   (unaudited)
----------------------------------------------------------
----------------------
                           September 1986 -- July 1995



    [The following table was represented by a graph in the printed material]

                                                9/9/86
7/95
                                              ---------
---------
Smith Barney Convertible Fund                  $10,000
$19,839
Lipper Convertible Securities Index            $10,000
$22,592
S&P 500 Index                                  $10,000
$32,158

+  Hypothetical illustration of $10,000 invested in Class
B shares at inception
   on September 9, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The
Standard & Poor's 500
   Stock Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American
Stock Exchange and the
   over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Lipper Convertible Securities Index is composed of the
   Fund's peer group of mutual funds investing in convertible securities. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Portfolio Highlights (unaudited)
July 31, 1995
----------------------------------------------------------
----------------------

Portfolio Breakdown

  [The following data was represented by a pie chart in the printed material]

Repurchase Agreement
17.3%
Common Stock
2.0%
Convertible Preferred Stocks
44.1%
Convertible Bonds and Notes
36.6%



Top Fund Holdings

Percentage of

Total Investments
==========================================================
======================
Top Five Equity Holdings

General Motors Corporation
3.1%
Great Western Financial Corp.
2.9
H.F. Ahmanson & Co.
2.6
SunAmerica Inc.
2.4
WHX Corp.
2.3

Top Five Bond Holdings

Time Warner Inc.
4.5%
Chubb Capital Corp.
3.9
Pennzoil Company
3.8
Amoco Canada Petroleum Co.
3.2
USX Marathon Group
2.9
==========================================================
======================

Smith Barney Convertible Fund

----------------------------------------------------------
---------------------------
Schedule of Investments
July 31, 1995
----------------------------------------------------------
---------------------------

  SHARES                            SECURITY
VALUE
==========================================================
===========================
COMMON STOCKS -- 2.0%
Cable-Telecommunications -- 0.9%
  30,000    Telecommunications Inc. Class A Shares +
$  750,000
----------------------------------------------------------
---------------------------
Oil-Natural Gas -- 1.1%
  20,000    Tenneco Corp.
990,000
----------------------------------------------------------
---------------------------
            TOTAL COMMON STOCKS
            (Cost-- $1,436,684)
1,740,000
==========================================================
===========================
CONVERTIBLE PREFERRED STOCKS -- 44.1%
Bank-Savings and Loans -- 5.1%
  30,000    Banc One Corp., Exchange $3.50
1,717,500
  20,000    First Fidelity Bank, Series B, Exchange $2.15
985,000
  40,000    Union Planters Corp., Series E, Exchange
8.000%               1,420,000
----------------------------------------------------------
---------------------------

4,122,500
----------------------------------------------------------
---------------------------
Building-Construction -- 0.5%
  25,000    Kaufman & Broad Series B, Exchange $1.52
396,875
----------------------------------------------------------
---------------------------
Electrical Equipment -- 1.7%
 100,000    Westinghouse Electric Corp., Depository
Shares,
              Series C, Exchange $1.30++
1,400,000
----------------------------------------------------------
---------------------------
Electronics-Computers -- 5.3%
  40,000    General Motors Corporation, Depository Shares,
              Series C, Exchange $3.25
2,520,000
  40,000    Salomon Inc. Series Oracle, Exchange 7.250%
1,780,000
----------------------------------------------------------
---------------------------

4,300,000
----------------------------------------------------------
---------------------------
Finance Companies-Consumer Credit -- 6.3%
  30,000    American General Series A, Exchange $3.00
1,627,500
  40,000    SunAmerica Inc., Depository Shares, Series D,
Exchange $2.78  1,900,000
  30,000    St. Paul Capital, Exchange 6.000%
1,575,000
----------------------------------------------------------
---------------------------

5,102,500
----------------------------------------------------------
---------------------------
Food -- 2.4%
  50,000    Conagra Inc., Class E Shares, Exchange $1.6875
1,906,250
----------------------------------------------------------
---------------------------
Metals-Mining -- 10.8%
  30,000    Bethlehem Steel Corp., Exchange $3.50++
1,376,250
  32,000    Bethlehem Steel Corp., Exchange $5.00
1,748,000
  30,000    Cyprus Amax Minerals Co. Series A, Exchange
$4.00             1,860,000
  30,000    Newmont Mining, Depository Shares Series A,
Exchange $2.75++  1,818,750
  40,000    WHX Corp., Series A, Exchange 6.500%
1,890,000
----------------------------------------------------------
---------------------------

8,693,000
----------------------------------------------------------
---------------------------

                       See Notes to Financial Statements.

----------------------------------------------------------
---------------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
---------------------------

  SHARES                            SECURITY
VALUE
==========================================================
===========================
Packaging and Containers -- 2.5%
  40,000    Corning Delaware L P, Exchange 6.000%
$ 2,025,000
----------------------------------------------------------
---------------------------
Paper and Forest Products -- 1.5%
  25,000    International Paper, Exchange 5.250%++
1,200,000
----------------------------------------------------------
---------------------------
Real Estate -- 2.6%
  50,000    Security Capital, Series A, Exchange $1.75
1,125,000
  40,000    Tanger Factory Outlet Centers Inc., Depository
Shares,
              Series A, Exchange $1.802
960,000
----------------------------------------------------------
---------------------------

2,085,000
----------------------------------------------------------
---------------------------
Savings and Loans -- 5.4%
  40,000    Great Western Financial Corp., Depository
Shares,
              Exchange 8.750%
2,330,00
  40,000    H.F. Ahmanson & Co., Series D, Exchange 6.000%
2,060,000
----------------------------------------------------------
---------------------------

4,390,000
==========================================================
===========================
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost-- $34,387,677)
35,621,125
==========================================================
===========================


   FACE
  AMOUNT                            SECURITY
VALUE
==========================================================
===========================
CONVERTIBLE BONDS AND NOTES-- 36.6%
Airlines -- 1.3%
$1,000,000  Delta Airlines Inc., Sub. Note, 3.230% due
6/15/03            1,022,500
----------------------------------------------------------
---------------------------
Automobile Parts -- 1.9%
1,500,000   Arvin Industries Inc., Sub. Deb., 7.500% due
9/03/14          1,522,500
----------------------------------------------------------
---------------------------
Communications -- 0.2%
 135,000    California Microwave Inc., Sub. Notes, 5.250%
due 12/15/03      143,100
----------------------------------------------------------
---------------------------
Conglomerate Manufacturing -- 1.2%
1,000,000   GenCorp Inc., Sub. Deb., 8.000% due 8/01/02
980,000
----------------------------------------------------------
---------------------------
Electrical Equipment -- 1.8%
1,000,000   Thermo Electron Corp., Senior Deb., 5.000% due
4/15/01++      1,462,500
----------------------------------------------------------
---------------------------
Insurance Companies -- 5.8%
1,500,000   Alexander & Alexander Services, Deb., 11.000%
due 4/15/07     1,537,500
3,000,000   Chubb Capital Corp., 6.000% due 5/15/98
3,140,625
----------------------------------------------------------
---------------------------

4,678,125
----------------------------------------------------------
---------------------------

                       See Notes to Financial Statements.

----------------------------------------------------------
---------------------------
Schedule of Investments(continued)
July 31, 1995
----------------------------------------------------------
---------------------------
   FACE
  AMOUNT                            SECURITY
VALUE
==========================================================
===========================
Leisure-Amusement and Motion Pictures -- 5.7%
$3,000,000  Coleman WorldWide Corp., zero coupon due
5/27/13             $  907,500
 3,500,000   Time Warner Inc., Sub. Deb., 8.750% due
1/01/15              3,666,250
----------------------------------------------------------
---------------------------

4,573,750
----------------------------------------------------------
---------------------------
Machine-Diversified -- 2.5%
 2,000,000   Cooper Industries, 7.050% due 1/01/15
2,040,000
----------------------------------------------------------
---------------------------
Metals-Mining -- 1.6%
 1,000,000   Inco Ltd., 5.750% due 7/01/04
1,283,750
----------------------------------------------------------
---------------------------
Miscellaneous -- 2.2%
 2,000,000   Interpublic Group, 3.750% due 4/01/02++
1,812,500
----------------------------------------------------------
---------------------------
Office Equipment -- 1.5%
 1,000,000   Danka, 6.750% due 4/01/02++
1,196,250
----------------------------------------------------------
---------------------------
Oil-Natural Gas -- 9.8%
 2,000,000   Amoco Canada Petroleum Co., Sub. Deb., 7.375%
due 9/01/13     2,542,500
 2,500,000   Pennzoil Company, Sub. Deb., 6.500% due
1/15/03               3,056,250
 2,500,000   USX Marathon Group, Sub. Deb., 7.000% due
6/15/17             2,300,000
----------------------------------------------------------
---------------------------

7,898,750
----------------------------------------------------------
---------------------------
Restaurant -- 1.1%
            Boston Chicken:
   500,000     4.500% due 2/01/04
500,000
 1,500,000     Zero coupon due 6/01/15
365,625
----------------------------------------------------------
---------------------------

865,625
==========================================================
===========================
            TOTAL CONVERTIBLE BONDS AND NOTES
            (Cost -- $28,592,665)
29,479,350
==========================================================
===========================
REPURCHASE AGREEMENT -- 17.3%
13,977,000  Citibank, 5.822% due 8/01/95; Proceeds at
maturity --
            $13,979,260; (Fully collateralized by U.S.
Treasury Notes,
            5.875% due 7/31/97; Market value --
$14,257,553)
            (Cost -- $13,977,000)
13,977,000
==========================================================
===========================
            TOTAL INVESTMENTS -- 100%
            (Cost-- $78,394,026*)
$80,817,475
==========================================================
===========================

+   Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Statement of Assets and Liabilities
July 31, 1995
----------------------------------------------------------
----------------------
ASSETS:
   Investments, at value (Cost - $78,394,026)
$ 80,817,475
   Cash
776
   Receivable for Fund shares sold
22,207
   Dividends and interest receivable
469,305
----------------------------------------------------------
----------------------
   Total Assets
81,309,763
----------------------------------------------------------
----------------------
LIABILITIES:
   Payable for Fund shares purchased
117,609
   Investment advisory fee payable
77,422
   Administration fees payable
30,409
   Distribution fees payable
73,813
   Accrued expenses
165,819
----------------------------------------------------------
----------------------
   Total Liabilities
465,072
----------------------------------------------------------
----------------------
Total Net Assets
$ 80,844,691
==========================================================
======================
NET ASSETS:
   Par value of shares of beneficial interest
$      5,293
   Capital paid in excess of par value
83,529,853
   Accumulated net realized loss on security transactions
(5,113,904)
   Net unrealized appreciation of investments
2,423,449
----------------------------------------------------------
----------------------
Total Net Assets
$ 80,844,691
==========================================================
======================
Shares Outstanding:
   Class A
2,307,449
----------------------------------------------------------
----------------------
   Class B
2,980,473
----------------------------------------------------------
----------------------
   Class C
5,401
----------------------------------------------------------
----------------------
Net Asset Value:
   Class A (and redemption price)
$      15.27
----------------------------------------------------------
----------------------
   Class B *
$      15.27
----------------------------------------------------------
----------------------
   Class C **
$      15.27
----------------------------------------------------------
----------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value)
$      16.07
==========================================================
======================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase
(See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Statement of Operations                         For the
Year Ended July 31, 1995
----------------------------------------------------------
----------------------
INVESTMENT INCOME:
   Dividends
$  2,687,447
   Interest
2,611,765
----------------------------------------------------------
----------------------
   Total Investment Income
5,299,212
----------------------------------------------------------
----------------------
EXPENSES:
   Distribution fees (Note 2)
468,685
   Investment advisory fees (Note 2)
415,666
   Administration fees (Note 2)
166,266
   Shareholder and system servicing fees
115,000
   Shareholder communications
75,000
   Audit and legal
40,500
   Registration fees
33,000
   Trustees' fees
30,000
   Custody
25,000
   Other
19,843
----------------------------------------------------------
----------------------
   Total Expenses
1,388,960
----------------------------------------------------------
----------------------
Net Investment Income
3,910,252
----------------------------------------------------------
----------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales
58,980,226
     Cost of securities sold
57,915,308
----------------------------------------------------------
----------------------
   Net Realized Gain
1,064,918
----------------------------------------------------------
----------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year
(67,775)
     End of year
2,423,449
----------------------------------------------------------
----------------------
   Increase in Net Unrealized Appreciation
2,491,224
----------------------------------------------------------
----------------------
Net Gain on Investments
3,556,142
----------------------------------------------------------
----------------------
Increase in Net Assets From Operations
$  7,466,394
==========================================================
======================


                       See Notes to Financial Statements.

Smith Barney Convertible Fund


----------------------------------------------------------
---------------------------
Statements of Changes in Net Assets
For the Years Ended July 31,
----------------------------------------------------------
---------------------------

1995            1994
==========================================================
===========================
OPERATIONS:
  Net investment income                                $
3,910,252     $ 3,684,983
  Net realized gain
1,064,918       2,361,914
  Increase (decrease) in net unrealized appreciation
    of investments
2,491,224      (5,170,821)
----------------------------------------------------------
---------------------------
  Increase in Net Assets From Operations
7,466,394         876,076
----------------------------------------------------------
---------------------------
DISTRIBUTION TO
SHAREHOLDERS FROM:
  Net investment income
(3,879,601)     (3,630,350)
  Overdistribution of net income
--           (145,746)
----------------------------------------------------------
---------------------------
  Decrease in Net Assets From Distributions
     To Shareholders
(3,879,601)     (3,776,096)
----------------------------------------------------------
---------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales
38,989,009      27,271,328
  Net asset value of shares issued for reinvestment of
    dividends
3,110,213       3,082,297
  Cost of shares reacquired
(52,325,213)    (16,481,591)
----------------------------------------------------------
---------------------------
  Increase (Decrease) in Net Assets From Fund
    Share Transactions
(10,225,991)     13,872,034
----------------------------------------------------------
---------------------------
Increase (Decrease) In Net Assets
(6,639,198)     10,972,014
NET ASSETS:
  Beginning of year
87,483,889      76,511,875
----------------------------------------------------------
---------------------------
  End of year*
$80,844,691     $87,483,889
==========================================================
===========================
* Includes overdistributed net investment income of:
--      $   (65,206)
==========================================================
===========================


                       See Notes to Financial Statements.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements
----------------------------------------------------------
----------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Convertible Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Trust consists of the
Fund and six other separate investment funds: Smith Barney
Exchange Reserve
Fund, Smith Barney Premium Total Return Fund, Smith Barney
High Income Fund,
Smith Barney Tax-Exempt Income Fund, Smith Barney
Diversified Strategic Income
Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Trust are:
(a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported and U.S. Government and Government Agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) short-term securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each fund and each class;
management fees and general
fund expenses are allocated on the basis of relative net assets of each class;
(i) the Fund intends to comply with the applicable provisions of the Internal
Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes and (j) in accordance with
Statement of Position 93-2 Determination, Disclosure, and
Financial Statement
Presentation of Income, Capital Gain, and Return of
Capital Distributions by
Investment Companies, the net investment loss of $34,555 at July 31, 1995 has been reclassified to paid-in-capital. Net investment income, net realized gains, and net assets were not affected by this change.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
AGREEMENT
        AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets; this fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc.
("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, had entered into a
sub-administration agreement with the Fund and SBMFM.
SBMFM paid Boston Advisors
a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of March 27, 1995 this relationship was terminated.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1995, SB received brokerage commissions of $39,798 and sales charges of approximately $8,900 for sales of the Fund's
Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on certain
Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1995, CDSC's of approximately
$126,500 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and
0.45%, respectively, of the average daily net assets for each class. The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively.

     All officers and one trustee of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $37,850,703 and $58,980,226, respectively.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------

     At July 31, 1995, the net unrealized appreciation of investments for
Federal income tax purposes consisted of the following:

==========================================================
======================
  Gross unrealized appreciation
$ 4,237,277
  Gross unrealized depreciation
(1,813,828)
----------------------------------------------------------
----------------------
  Net unrealized appreciation
$ 2,423,449
==========================================================
======================

     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1995, the Fund had for Federal tax purposes approximately
$5,113,904 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 1999. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.
Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D shares as Class C shares. At July 31, 1995, total paid-in capital amounted to the following for each class:

                                         Class A
Class B        Class C
==========================================================
======================
Total Paid-in Capital                  $33,673,687
$49,785,348      $76,111
==========================================================
======================

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements(continued)
----------------------------------------------------------
----------------------

     Transactions in shares of each class were as follows:

                                          Year  Ended
Year Ended
                                         July 31, 1995*
July 31, 1994
                                     ---------------------
----------------------
                                     Shares        Amount
Shares         Amount
==========================================================
=================================
Class A
Shares sold                        2,416,840    $
35,169,487        84,040    $  1,276,232
Shares issued on reinvestment         94,756
1,357,564         6,923         103,472
Shares redeemed                     (361,719)
(5,183,624)      (43,742)       (656,087)
----------------------------------------------------------
---------------------------------
Net Increase                       2,149,877    $
31,343,427        47,221    $    723,617
==========================================================
=================================

Class B
Shares sold                          260,183    $
3,745,273     1,720,098    $ 25,995,096
Shares issued on reinvestment        121,846
1,750,785       199,238       2,978,825
Shares redeemed                   (3,252,464)
(47,141,589)   (1,060,928)    (15,825,504)
----------------------------------------------------------
---------------------------------
Net Increase (Decrease)           (2,870,435)
$(41,645,531)      858,408    $ 13,148,417
==========================================================
=================================

Class C+
Shares sold                            5,273        $
74,249          --              --
Shares issued on reinvestment            128
1,864          --              --
Shares redeemed                          --              -
-           --              --
----------------------------------------------------------
---------------------------------
Net Increase                           5,401        $
76,113          --              --
==========================================================
=================================

* For Class C shares, transactions are for the period from November 7, 1994
  (inception date) to July 31, 1995.
+ On November 7, 1994, the former Class D shares were renamed Class C shares.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Financial Highlights
----------------------------------------------------------
----------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class A Shares
1995     1994     1993(1)
==========================================================
========================
Net Asset Value, Beginning of Year
$14.56   $14.99     $13.82
----------------------------------------------------------
------------------------
Income From Operations:
  Net investment income
0.74     0.72       0.49
  Net  realized and unrealized gain (loss)
    on investments
0.70    (0.42)      1.22
----------------------------------------------------------
-------------------------
Total Income From Operations
1.44     0.30       1.71
----------------------------------------------------------
-------------------------
Less Distributions From:
  Net investment income
(0.73)   (0.70)     (0.50)
  Overdistribution of net income
--     (0.03)     (0.01)
  Overdistribution of net realized gains
--       --       (0.03)
==========================================================
=========================
Total Distributions
(0.73)   (0.73)     (0.54)
----------------------------------------------------------
-------------------------
Net Asset Value, End of Year
$15.27   $14.56     $14.99
----------------------------------------------------------
-------------------------
Total Return
10.35%    1.99%     12.63%++
----------------------------------------------------------
-------------------------
Net Assets, End of Year (000s)
$35,238   $2,294     $1,655
----------------------------------------------------------
-------------------------
Ratios to Average Net Assets:
  Expenses
1.40%    1.40%      1.37%+
  Net investment income
5.13     4.80       4.86+
----------------------------------------------------------
-------------------------
Portfolio Turnover Rate
48%      54%        95%
==========================================================
===========================


Class B Shares                              1995
1994       1993        1992        1991
==========================================================
=======================================
Net Asset Value, Beginning of Year         $14.56
$14.99     $13.84      $12.51      $12.21
----------------------------------------------------------
---------------------------------------
Income From Operations:
  Net investment income                      0.67
0.65       0.61        0.64        0.68
  Net realized and unrealized
     gain (loss) on investments              0.70
(0.42)      1.20        1.35        0.33
----------------------------------------------------------
---------------------------------------
Total Income From Operations                 1.37
0.23       1.81        1.99        1.01
----------------------------------------------------------
---------------------------------------
Less Distributions From:
  Net investment income                     (0.66)
(0.64)     (0.60)      (0.64)      (0.68)
  Overdistribution of net income              --
(0.02)     (0.02)        --          --
  Net realized gains                          --
--       (0.04)        --          --
  Capital                                     --
--         --         0.02        0.03
----------------------------------------------------------
---------------------------------------
Total Distributions                         (0.66)
(0.66)     (1.26)      (0.66)      (0.71)
----------------------------------------------------------
---------------------------------------
Net Asset Value, End of Year               $15.27
$14.56     $14.99      $13.84      $12.51
----------------------------------------------------------
---------------------------------------
Total Return                                 9.80%
1.50%     13.40%      16.25%       8.86%
----------------------------------------------------------
---------------------------------------
Net Assets, End of Year (000s)            $45,524
$85,190    $74,857     $57,120     $65,523
----------------------------------------------------------
---------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.90%
1.88%      2.00%       1.88%       1.92%
  Net investment income                      4.63
4.32       4.20        4.76        5.81
----------------------------------------------------------
---------------------------------------
Portfolio Turnover Rate                        48%
54%        95%         77%         26%
==========================================================
=======================================

(1) For the period from November 6, 1992 (inception date) to July 31, 1993.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
  +  Annualized.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Financial Highlights (continued)
----------------------------------------------------------
----------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares(1)
1995(2)
==========================================================
======================
Net Asset Value, Beginning of Year
$14.09
----------------------------------------------------------
----------------------
Income From Operations:
  Net investment income
0.50
  Net realized and unrealized gain on investments
1.17
----------------------------------------------------------
----------------------
Total Income From Operations
1.67
----------------------------------------------------------
----------------------
Less Distributions From:
  Net investment income
(0.49)
----------------------------------------------------------
----------------------
Total Distributions
(0.49)
----------------------------------------------------------
----------------------
Net Asset Value, End of Year
$15.27
----------------------------------------------------------
----------------------
Total Return
12.17%++
----------------------------------------------------------
----------------------
Net Assets, End of Year (000s)
$83
----------------------------------------------------------
----------------------
Ratios to Average Net Assets:
  Expenses
1.87%+
  Net investment income
4.77+
----------------------------------------------------------
----------------------
Portfolio Turnover Rate
48%
==========================================================
======================
(1)  On November 7, 1994, the former Class D shares were
renamed Class C shares.
(2)  For the period from November 7, 1994 (inception date)
to July 31, 1995.
 ++ Total return is not annualized as it may not be
representative of the total
    return for the year.
+   Annualized.

----------------------------------------------------------
----------------------
Additional Information
----------------------------------------------------------
----------------------

     Change in Independent Auditor: On October 20, 1994, based upon the recommedation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P.
("Coopers & Lybrand") as the
Fund's independent auditor and voted to appoint KPMG Peat
Marwick LLP. During
the Fund's two most recent fiscal years, Coopers &
Lybrand's audit reports
contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
Further, during this same period there were no disagreements with Coopers &
Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the
Securities and Exchange Commission stating whether Coopers
& Lybrand agrees with
the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212)
723-9218.

Smith Barney Convertible Fund

----------------------------------------------------------
----------------------
Independent Auditors' Report
----------------------------------------------------------
----------------------

The Shareholders and Board of Trustees of
Smith Barney Convertible Fund of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney
Convertible Fund of Smith
Barney Income Funds as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated September 19,
1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July
31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney Convertible
Fund of Smith Barney Income Funds as of July 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                        /S/ KPMG PEAT
MARWICK LLP


New York, New York
September 22, 1995

Smith Barney
Convertible
Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon De Voe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President  and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
----------------------
A Member of Travelers Group [LOGO]


Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of
Smith Barney Convertible Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Convertible Fund
388 Greenwich Street
New York, New York 10013


FD01020 9/95

-------------
ANNUAL REPORT
-------------


     1995
     1995
     1995
     1995
     1995

             Smith Barney
             Exchange
             Reserve
             Fund

             ---------------------------------------------
---------------------
             July 31, 1995






     [LOGO]  Smith Barney Mutual Funds
             Investing for your future.
             Every day.

----------------------------------
Smith Barney Exchange Reserve Fund
----------------------------------


Dear Shareholder:

During 1994, yields on money-market mutual funds were elevated to relatively high levels by the Federal Reserve Board's series of six rate hikes, which pushed the federal funds rate to 5.50% by the end of the year. During the fourth quarter of 1994, the U.S. economy, as measured by gross domestic product (GDP), was still showing signs of strength and grew at a rate of 5.1%. By January 1995, capacity utilization, business investments, and employment remained strong, and inflation levels were high enough to cause the Federal
Reserve Board some
concern. As a result, in early February the Fed raised the federal funds rate from 5.50% to 6%. This completed a series of tightening moves which had seen short-term interest rates rise from 3% to 6% in a 13-month period.

By early March, however, conditions started to change.
Auto makers began to
experience sluggish demand. As consumers retrenched, auto inventories began to swell, resulting in cutbacks in production. In addition, the unemployment outlook worsened as banks merged and many large companies downsized. As a backdrop, inflation, as well as labor costs, appeared to remain under control.

With economic indicators pointing to a second-quarter GDP rate that was estimated to be virtually flat, expectations grew that the Fed's monetary policy would either remain unchanged or ease slightly. In anticipation of a possible rate decline in July, the short-term yield curve inverted with the yield on one-year certificates of deposit dipping 18 basis points below the yield on three-month certificates of deposit. On July 6, 1995, the Fed did ease by lowering the federal funds rate from 6% to 5.75%, stating that "as a result of the monetary tightening initiated in early 1994, inflationary pressures have receded enough to accommodate a modest adjustment in monetary conditions."

During its past fiscal year ended July 31, 1995, the Fund's dividend distributions resulted in a compounded annualized yield of 4.49%. The Fund's portfolio remains focused on high-quality, conservative money-market securities issued by large domestic and international money-center banks and well-known multinational corporations. An investment in Smith Barney
Exchange Reserve Fund
is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of
$1.00 per share.

Outlook

Many market participants expect that the economy will rebound from the stalled levels of the second quarter. The level of recovery, however, is subject to debate. If GDP growth in the third quarter is below 2%, we believe that the Fed will be inclined to lower short-term rates again.

Given that a recession is probably not on the horizon, the Federal Reserve appears to be easing rates to levels that will help it achieve its target-GDP rate of 2.5%. We would therefore expect the market to anticipate a rise in the
GDP rate above 2.5% in 1996, which would result in a steepening of the short-term yield curve.


Sincerely,


/s/Heath B. McLendon                   /s/Phyllis M.
Zahorodny
Heath B. McLendon                      Phyllis M.
Zahorodny
Chairman and Investment Officer        Vice President and
Investment Officer


August 18, 1995


----------------------------------------------------------
----------------------
   Additional Information:

   Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees
   determined not to retain Coopers & Lybrand L.L.P.
("Coopers & Lybrand") as
   the Fund's independent auditor and voted to appoint
KPMG Peat Marwick LLP.
   During the Fund's two most recent fiscal years, Coopers
& Lybrand's audit
   reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with
   Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The
Fund has requested
   Coopers & Lybrand to provide a letter to the Securities
& Exchange Commission
   stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212) 723-
9218.

----------------------------------------------------------
----------------------

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Schedule of Investments
July 31, 1995
----------------------------------------------------------
----------------------


ANNUALIZED
     FACE                                            YIELD
ON DATE
    AMOUNT                SECURITY                    OF
PURCHASE       VALUE
==========================================================
======================

DOMESTIC BANK OBLIGATIONS -- 3.1%
  $5,000,000  Harris Trust and Savings Bank
              matures 08/14/95 (Cost -- $5,000,000)
6.02%   $ 5,000,000
==========================================================
======================

COMMERCIAL PAPER -- 66.7%
   3,000,000  A.I. Credit matures 10/12/95
5.68      2,966,400
   5,000,000  Alliance and Leicester Building Society
                matures 10/10/95
5.75      4,944,875
   5,000,000  Asset Securitization matures 08/08/95
6.03      4,994,215
   4,000,000  B.A.T. Capital Corporation matures 09/21/95
5.77      3,967,587
   5,000,000  Banque Francaise du Commerce Exterieur
                matures 10/10/95
5.77      4,944,681
   3,000,000  Canadian Imperial Bank Holdings
                matures 10/17/95
5.75      2,963,617
   5,000,000  Ciesco L.P. matures 09/19/95
5.74      4,961,344
   5,000,000  Compagnie Bancaire USA matures 08/15/95
6.07      4,988,372
   3,000,000  Corporate Asset Funding Co. matures 10/02/95
5.70      2,970,550
   5,000,000  Credito Italiano matures 09/12/95
5.79      4,966,575
   5,000,000  Dean Witter, Discover & Co. matures 08/24/95
5.78      4,981,632
   5,000,000  Delaware Funding Corp. matures 08/08/95
6.00      4,994,254
   5,100,000  Den Danske Bank matures 10/25/95
5.77      5,031,483
   5,000,000  E.I. duPont De Nemours matures 08/08/95
6.01      4,994,235
   7,000,000  Ford Motor Credit Corp. mature
                09/05/95 to 10/03/95                5.76
to 5.78      6,952,322
   5,000,000  General Electric Capital Corp.
                matures 09/21/95
5.83      4,959,271
   5,000,000  Goldman Sachs Group, L.P. matures 09/14/95
5.76      4,965,167
   5,000,000  Halifax Building Society matures 08/07/95
6.07      4,995,025
   5,000,000  Merrill Lynch & Co., Inc. matures 11/01/95
5.68      4,928,700
   5,000,000  Saint-Gobain (Compagnie) matures 10/20/95
5.75      4,937,000
   5,000,000  Siemens Corp. matures 08/14/95
5.74      4,989,690
   5,000,000  Unilever Capital Corp. matures 10/10/95
5.68      4,945,556
   5,000,000  Union Bank of Switzerland matures 08/01/95
5.82      5,000,000
----------------------------------------------------------
----------------------
              TOTAL COMMERCIAL PAPER
              (Cost -- $109,342,551)
109,342,551
==========================================================
======================


                       See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Schedule of Investments (continued)
July 31, 1995
----------------------------------------------------------
----------------------


ANNUALIZED
     FACE                                            YIELD
ON DATE
    AMOUNT                SECURITY                    OF
PURCHASE       VALUE
==========================================================
======================

TIME DEPOSITS -- 9.1%
 $ 5,000,000  Republic National Bank matures 08/01/95
5.81%   $ 5,000,000
   5,000,000  Dai-Ichi Kangyo Bank (Cayman) matures
              08/01/95
5.88      5,000,000
   5,000,000  Z-Landesbank matures 08/01/95
5.81      5,000,000
----------------------------------------------------------
----------------------
              TOTAL TIME DEPOSITS
              (Cost -- $15,000,000)
15,000,000
==========================================================
======================

FOREIGN CERTIFICATES OF DEPOSIT -- 18.3%
   5,000,000  Abbey National PLC matures 09/29/95
5.77      5,000,936
   5,000,000  Bank of Nova Scotia matures 09/08/95
5.89      4,999,651
   5,000,000  Chemical Bank matures 09/18/95
5.70      5,000,000
   5,000,000  National Westminster PLC matures 10/10/95
5.69      5,001,690
   5,000,000  National Bank of Detroit matures 08/24/95
5.75      4,999,988
   5,000,000  Toronto Dominion matures 09/29/95
5.76      5,001,232
----------------------------------------------------------
----------------------
              TOTAL FOREIGN CERTIFICATES OF DEPOSIT
              (Cost -- $30,003,497)
30,003,497
==========================================================
======================

REPURCHASE AGREEMENT -- 2.8%
   4,565,000  Citibank, 5.83% due 08/01/95; Proceeds at
              maturity -- $4,565,739; (Fully
collateralized
              by U.S. Treasury Notes, 5.875% due 07/31/97;
              Market value -- $4,659,169) (Cost --
$4,565,000)        4,565,000
==========================================================
======================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $163,911,048*)
$163,911,048
==========================================================
======================

* Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Statement of Assets and Liabilities
July 31, 1995
----------------------------------------------------------
----------------------


ASSETS:
    Investments, at value (Cost $163,911,048)
$ 163,911,048
    Cash
197
    Interest receivable
201,767
----------------------------------------------------------
----------------------
    Total Assets
164,113,012
----------------------------------------------------------
----------------------
LIABILITIES:
    Investment advisory fees payable
86,133
    Administration fees payable
57,422
    Distribution costs payable
107,877
    Dividends payable
317,736
    Accrued expenses
261,554
----------------------------------------------------------
----------------------
    Total Liabilities
830,722
----------------------------------------------------------
----------------------
Total Net Assets
$163,282,290
==========================================================
======================
NET ASSETS:
    Par value of shares of beneficial interest
$    163,353
    Capital paid in excess of par value
163,190,190
    Accumulated net realized loss on investments
(71,253)
----------------------------------------------------------
----------------------
Total Net Assets
$163,282,290
==========================================================
======================
Shares Outstanding
163,353,543
----------------------------------------------------------
----------------------
Net Asset Value
$1.00
----------------------------------------------------------
----------------------


                       See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Statement of Operations                         For the
Year Ended July 31, 1995
----------------------------------------------------------
----------------------


INVESTMENT INCOME:
    Interest
$10,224,829
----------------------------------------------------------
----------------------
EXPENSES:
    Distribution fees (Note 3)
913,440
    Investment advisory fees (Note 3)
547,990
    Administration fees (Note 3)
365,327
    Shareholder and system servicing fees
213,537
    Custody
76,971
    Registration fees
47,832
    Shareholders communications
36,680
    Audit and legal
30,662
    Trustees' fees
21,890
    Other
17,318
----------------------------------------------------------
----------------------
    Total Expenses
2,271,647
----------------------------------------------------------
----------------------
Net Investment Income
7,953,182
----------------------------------------------------------
----------------------
Net Realized Gain from Security Transactions
36,423
----------------------------------------------------------
----------------------
Increase in Net Assets From Operations
$ 7,989,605
==========================================================
======================


                       See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Statement of Changes in Net Assets              For the
Year Ended July 31, 1995
----------------------------------------------------------
----------------------

1995            1994
==========================================================
======================
OPERATIONS:
    Net investment income                          $
7,953,182    $  4,649,064
    Net realized gain from security transactions
36,423          49,072
----------------------------------------------------------
----------------------
    Increase in Net Assets
      From Operations
7,989,605       4,698,136
----------------------------------------------------------
----------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)
(7,953,182)     (4,649,064)
----------------------------------------------------------
----------------------
FUND SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sale of shares
394,980,881     631,604,784
    Net value of shares issued for reinvestment
      of dividends
7,200,684       4,011,153
    Cost of shares reacquired
(491,181,738)   (549,680,752)
----------------------------------------------------------
----------------------
    Increase (Decrease) in Net Assets From
      Fund Share Transactions
(89,000,173)     85,935,185
----------------------------------------------------------
----------------------
Increase (Decrease) in Net Assets
(88,963,750)     85,984,257

NET ASSETS:
    Beginning of year
252,246,040     166,261,783
----------------------------------------------------------
----------------------
    End of year
$163,282,290    $252,246,040
==========================================================
======================


                       See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements
----------------------------------------------------------
----------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a
Massachusetts business trust, is
registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Trust consists of the
Fund and six other separate investment funds: Smith Barney
Premium Total Return
Fund, Smith Barney Convertible Fund, Smith Barney High
Income Fund, Smith Barney
Tax-Exempt Income Fund, Smith Barney Diversified Strategic
Income Fund and Smith
Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Trust are:
(a) security transactions are recorded on trade date; (b) the Trust uses the amortized cost method for valuing investments;
accordingly, the cost of
securities plus accreted discount, or minus amortized premium, approximates market value; (c) interest income is recorded on the accrual basis; (d) gains or losses on the sale of securities are recorded on the identified cost basis; (e) direct expenses are charged to each Fund and each class;
management fees and
general Fund expenses are allocated on the basis of the relative net assets of each class; and (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     2. DIVIDENDS

     The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------

     In addition, The Boston Company Advisors, Inc.
("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, acted as
sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and
Boston Advisors. As of March 20, 1995 this relationship was terminated.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on certain
Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1995, CDSC's of approximately
$1,429,000 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for that class.

     All officers and one trustee of the Fund are employees of SB.

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. CAPITAL LOSS CARRYFORWARD

     At July 31, 1995, the Fund had for Federal tax purposes $71,253 of unused capital loss carryforwards, available to offset future capital gains through
1998. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

     6. SHARES OF BENEFICIAL INTEREST

     The Fund may issue an unlimited number of shares of beneficial interest with a par value of $.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Notes to Financial Statements (continued)
----------------------------------------------------------
----------------------

At July 31, 1995, the Fund had the following shares outstanding for each class:

                                             Class B
Class C
==========================================================
======================
 The Fund                                 160,503,249
2,850,294
==========================================================
======================

     Changes in shares of beneficial interest of the Fund which is divided into two classes were as follows:


                                           Year Ended
Year Ended
                                          July 31, 1995
July 31, 1994
==========================================================
======================

 Class B
 Shares sold                              361,779,702
631,604,784
 Shares issued on reinvestment              7,111,345
4,011,153
 Shares redeemed                         (460,741,514)
(549,680,752)
----------------------------------------------------------
----------------------
 Net Increase (Decrease)                  (91,850,467)
85,935,185
==========================================================
======================


                                          Period Ended
                                         July 31, 1995*
=======================================================

 Class C
 Shares sold                               33,201,179
 Shares issued on reinvestment                 89,339
 Shares redeemed                          (30,440,224)
-------------------------------------------------------
 Net Increase                               2,850,294
=======================================================

* For the period from November 7, 1994 (inception date) to
July 31, 1995.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Financial Highlights
----------------------------------------------------------
----------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class B Shares                      1995     1994
1993     1992      1991
==========================================================
======================
Net Asset Value,
  Beginning of Year                $1.00    $1.00
$1.00    $1.00     $1.00
----------------------------------------------------------
----------------------
    Net investment income          0.044    0.022
0.021    0.040     0.062
    Dividends from net
      investment income           (0.044)  (0.022)
(0.021)  (0.040)   (0.062)
----------------------------------------------------------
----------------------
Net Asset Value, End of Year       $1.00    $1.00
$1.00    $1.00     $1.00
----------------------------------------------------------
----------------------
Total Return                        4.49%    2.18%
2.15%    4.06%     6.36%
----------------------------------------------------------
----------------------
Net Assets, End of Year (000s)  $160,432 $252,246
$166,262 $225,476  $426,862
----------------------------------------------------------
----------------------
Ratios to Average Net Assets:
    Expenses                        1.24%    1.26%
1.25%    1.22%     1.17%
    Net investment income           4.35     2.24
2.16     4.13      6.27
==========================================================
======================


Class C Shares                     1995(1)
==========================================================
======================
Net Asset Value,
  Beginning of Year                $1.00
----------------------------------------------------------
----------------------
    Net investment income          0.035
    Dividends from net
      investment income           (0.035)
----------------------------------------------------------
----------------------
Net Asset Value, End of Year       $1.00
----------------------------------------------------------
----------------------
Total Return                       3.52%++
----------------------------------------------------------
----------------------
Net Assets, End of Year (000s)    $2,850
----------------------------------------------------------
----------------------
Ratios to Average Net Assets:
    Expenses                       1.21%+
    Net investment income          4.76+
==========================================================
======================

(1) For the period from November 7, 1994 (inception date) to July 31, 1995.

++ Total return is not annualized as it may not be representative of the total return for the year.

 +  Annualized.

Smith Barney Exchange Reserve Fund

----------------------------------------------------------
----------------------
Independent Auditors' Report
----------------------------------------------------------
----------------------

The Shareholders and Board of Trustees of
Smith Barney Exchange Reserve Fund of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney
Exchange Reserve Fund of
Smith Barney Income Funds as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon dated September 9,
1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July
31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith
Barney Exchange
Reserve Fund of Smith Barney Income Funds as of July 31,
1995, and the results
of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.



/s/KPMG Peat Marwick LLP


New York, New York
September 22, 1995

Smith Barney
Exchange Reserve
Fund


Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley


Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and Investment Officer

Christina T. Sydor
Secretary


      SMITH BARNEY
      ------------
          A Member of Travelers Group [LOGO]


Investment Adviser
Smith Barney Mutual Funds Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank


Shareholder Servicing
Agent
The Shareholder Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of
Smith Barney Exchange Reserve Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.


Smith Barney
Exchange Reserve Fund
388 Greenwich Street
New York, New York 10013

FD0428 9/95